TD Asset Management

PROSPECTUS

October 4, 2016

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
    – Investor Class (WTOXX)
    – Premium Class (NPLXX)

TDAM U.S. Government Portfolio
    – Investor Class (WTUXX)

TDAM Municipal Portfolio
    – Investor Class (WTMXX)

TDAM California Municipal Money Market Portfolio
    – Investor Class (WCAXX)

TDAM New York Municipal Money Market Portfolio
    – Investor Class (WNYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                  NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

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SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Investor Class		Premium Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.09%		0.09%
Distribution (12b-1) Fees		0.45%		0.36%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.15%		0.10%
Total Other Expenses		0.40%		0.15%
Total Annual Portfolio Operating Expenses		0.94%		0.60%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155
Premium Class	$61	$192	$335	$750

Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that TDAM USA Inc., the Money Market Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the Money Market Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio

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may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Money Market Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk — The income from the Money Market Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Money Market Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the Money Market Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Money Market Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares

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redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the Money Market Portfolio. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Money Market Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The returns for Premium Class shares of the Money Market Portfolio will vary from the returns of Investor Class shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.14% (for the quarter ended 9/30/07) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

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AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	10 Years	Since Inception (Premium Class: February 27, 2006)
Money Market Portfolio — Investor Class	0.01%	0.01%	1.08%	2.17%
Money Market Portfolio — Premium Class	0.01%	0.01%	N/A	1.14%

(1)	As of 12/31/15, the 7-day yields for the Money Market Portfolio — Investor Class and Premium Class were 0.01% and 0.01%, respectively.

Investment Manager

TDAM USA Inc. is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The Money Market Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

Investment and Balance Minimums. The Premium Class of the Money Market Portfolio is not subject to minimum account balance requirements. For the Premium Class of shares of the Money Market Portfolio, there is a $10,000 initial minimum for purchases in retail and IRA accounts. There is no minimum requirement for subsequent purchases for retail and IRA accounts. The Investor Class of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the financial intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.14%
Total Other Expenses		0.39%
Total Annual Portfolio Operating Expenses		0.94%

Example

This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. In addition, the U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities.

Principal Risks

Interest Rate Risk — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The U.S. Government

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Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the U.S. Government Portfolio. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the U.S. Government Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.11% (for the quarter ended 12/31/06) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

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AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	10 Years
U.S. Government Portfolio — Investor Class	0.01%	0.01%	0.99%

(1)	As of 12/31/15, the 7-day yield for the U.S. Government Portfolio — Investor Class was 0.01%.

Investment Manager

TDAM USA Inc. is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

The Investor Class of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other financial intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the financial intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.14%
Total Other Expenses		0.39%
Total Annual Portfolio Operating Expenses		0.94%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Municipal Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$96	$300	$520	$1,155

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that TDAM USA Inc., the Municipal Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the Municipal Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Municipal Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

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Principal Risks

Interest Rate Risk — The income from the Municipal Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Tax Risk — The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The Municipal Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the Municipal Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Municipal Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the Municipal Portfolio. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

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Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the Municipal Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Municipal Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.70% (for the quarter ended 6/30/07) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	10 Years
Municipal Portfolio — Investor Class	0.01%	0.01%	0.66%

(1)	As of 12/31/15, the 7-day yield for the Municipal Portfolio — Investor Class was 0.01%. As of 12/31/15, the tax-equivalent 7-day yield for the Municipal Portfolio — Investor Class was 0.01%.

Investment Manager

TDAM USA Inc. is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The Municipal Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

The Investor Class of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the financial intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.17%
Total Other Expenses		0.42%
Total Annual Portfolio Operating Expenses		0.97%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$99	$309	$536	$1,190

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that TDAM USA Inc., the California Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the California Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the

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California Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the California Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

California Municipal Securities Risk — The yields of California municipal securities depend on, among other things, conditions in the State’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s strengthening economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it may be affected in the future, as it had been in prior years, by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The California Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the California Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the California Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares

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redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the California Portfolio. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the California Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

California Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.69% (for the quarter ended 6/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	10 Years
California Portfolio — Investor Class	0.01%	0.01%	0.63%

(1)	As of 12/31/15, the 7-day yield for the California Portfolio — Investor Class was 0.01%. As of 12/31/15, the tax-equivalent 7-day yield for the California Portfolio — Investor Class was 0.01%.

Investment Manager

TDAM USA Inc. is the California Portfolio’s investment manager.

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Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The California Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

The Investor Class of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the United States, the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the California Portfolio qualifies as a regulated investment company and satisfies the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in federal, state, municipal or other obligations the interest on which is exempt from California personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other financial intermediary (such as a bank), the California Portfolio and its related companies may pay the financial intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.45%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.21%
Total Other Expenses		0.46%
Total Annual Portfolio Operating Expenses		1.01%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$103	$322	$558	$1,236

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that TDAM USA Inc., the New York Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the New York Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the New

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York Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The New York Portfolio is a non-diversified portfolio.

Principal Risks

Interest Rate Risk — The income from the New York Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

New York Municipal Securities Risk — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The New York Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the New York Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the New York Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%)

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or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the New York Portfolio. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Investor Class of the New York Portfolio. The bar chart shows changes in the Investor Class’ performance from year to year. The table shows average annual total returns of the Investor Class of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

New York Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.71% (for the quarter ended 12/31/06) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	10 Years
New York Portfolio — Investor Class	0.01%	0.01%	0.63%

(1)	As of 12/31/15, the 7-day yield for the New York Portfolio — Investor Class was 0.01%. As of 12/31/15, the tax-equivalent 7-day yield for the New York Portfolio — Investor Class was 0.01%.

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Investment Manager

TDAM USA Inc. is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The New York Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts that are beneficially owned by natural persons.

The Investor Class of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other financial intermediary (such as a bank), the New York Portfolio and its related companies may pay the financial intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Investor Class of each of the Portfolios and the Premium Class of the Money Market Portfolio (each a “Class”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

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If the Investment Manager’s strategies do not work as intended, a Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to a Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. However, not all of the U.S. government obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are eligible securities in the judgment of the Portfolio’s Investment Manager. In determining whether a security presents minimal credit risks to a Portfolio, and therefore may be considered an eligible security, the Investment Manager analyzes the capacity of the security’s issuer or guarantor to meet its financial obligations. This analysis includes, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer’s or guarantor’s competitive position within its industry.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many

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municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities. The U.S Government Portfolio’s Board of Directors (the “Board”) has not elected to subject the Portfolio to the liquidity fee or redemption gate provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which a Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the

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issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in municipal securities, it will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

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Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, it will be more susceptible to negative events affecting the worldwide banking industry.

If a Portfolio’s (other than the U.S. Government Portfolio) weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if a Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

You could lose money by investing in each Portfolio. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. The Money Market Portfolio, Municipal Portfolio, California Portfolio and New York Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolios’ sponsor has no legal obligation to provide financial support to a Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Municipal Portfolio, California Portfolio and New York Portfolio. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it has been affected by serious fiscal conditions in the past and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy

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and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.
•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc.

(“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a platform, selling or dealer agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To open a new account or request an application, please visit TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900. Mail the application, together with your check, to TD Ameritrade, Inc., P.O. Box 2760, Omaha, NE 68103-2760. Once your account is open, please call (800) 454-9272 to either change your investment vehicle or make a direct purchase.

Investment and Balance Minimums. The Premium Class of the Money Market Portfolio is not subject to minimum account balance requirements. For the Premium Class of shares of the Money Market Portfolio, there is a $10,000 minimum for purchases in retail and IRA accounts. There is no minimum requirement for subsequent purchases for retail and IRA accounts. The Investor Class of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

Automatic Sweep. The Investor Class of each of the Portfolios is available as a sweep option for (i) clients who had cash balances in excess of $250,000 in a TD Ameritrade brokerage account on June 4, 2009; (ii) clients of TD Ameritrade who had accounts with the Portfolios (except the Money Market Portfolio) as of January 7, 2004, without regard to Portfolio balance amounts and had cash balances in excess of $250,000 on June 4, 2009; and (iii) clients of TD Ameritrade whose assets were transferred into the Investor Class following a redemption from another money market fund on May 14, 2007, and who had cash balances in excess of $250,000 on June 4, 2009. In addition, the Investor Class of the Money Market Portfolio remains available as a sweep option for clients of TD Ameritrade who had accounts with the Portfolios as of January 7, 2004, and had more than $100,000 in Investor Class shares, and had cash balances in excess of $250,000 on June 4, 2009. The continued use of any Portfolio as a sweep vehicle by any client of TD Ameritrade is subject to the terms and conditions of your TD Ameritrade brokerage account agreement, and TD Ameritrade may change the eligibility criteria for this sweep investment feature or terminate this feature as an

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option. In addition, sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Selected Broker, as defined below, through which you purchase shares. Please call (800) 669-3900 for more details. The Premium Class of the Money Market Portfolio is available for direct purchases only and is not available as a sweep option.

If you are eligible to continue to designate a Portfolio as your sweep investment and have set up your brokerage account with TD Ameritrade or another Financial Intermediary for automatic sweep into a Portfolio, available cash balances in your brokerage account will be invested or “swept” automatically each business day into the Portfolio you have selected (“Selected Portfolio”). This feature keeps your money working for you while it is not invested in other securities. “Available cash balances” refers to any settled or cleared funds in your TD Ameritrade brokerage account that are available for payment or investment.

TD Ameritrade Cash Management Services. For those TD Ameritrade clients who qualify, TD Ameritrade provides additional cash management services. You should contact a TD Ameritrade investment consultant for more details. To set up TD Ameritrade cash management services, you should complete the appropriate process by logging into your TD Ameritrade account, going to My Account/Online Cash Services and selecting the service you wish to add.

How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of the Premium Class of the Money Market Portfolio by way of a direct purchase as set forth below.

Direct Purchases. A TD Ameritrade brokerage client may purchase shares of the Premium Class of the Money Market Portfolio by placing an order directly with a TD Ameritrade Client Services representative at (800) 669-3900.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of the Premium Class of the Money Market Portfolio and provide the following information:

•	your TD Ameritrade account number
•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep. For those TD Ameritrade clients who qualify for the automatic sweep feature, available cash balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks and cash deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio, after allowing three business days with ACH transactions and up to six business days with checks, for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

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Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to 10 calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Premium Class of the Money Market Portfolio.

Direct Redemptions. A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at www.tdameritrade.com if other than a sweep position.

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Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Cash Withdrawals from your TD Ameritrade Brokerage Account. If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

Due to the cost of maintaining smaller accounts, the Money Market Portfolio, with respect to the Premium Class shares, reserves the right to redeem, upon not less than 60 days’ written notice, all shares in a shareholder’s account that falls below the applicable minimum account balance due to redemptions. In addition, each Portfolio’s shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Financial Intermediary, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

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Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Retail Money Market Funds

Each of the Money Market Portfolio, Municipal Portfolio, California Portfolio and New York Portfolio (collectively, the “Retail Money Market Portfolios”) has been designated a retail money market fund, which means that it limits investments to accounts beneficially owned by natural persons. Effective after the close of business on October 3, 2016, new positions in each of the Retail Money Market Portfolios established through TD Ameritrade brokerage accounts that are not beneficially owned by natural persons, as determined by the Company, may no longer be opened. Each of the Retail Money Market Portfolios will involuntarily redeem accounts that are not beneficially owned by natural persons, as determined by the Retail Money Market Portfolio, in order to implement each Retail Money Market Portfolio's eligibility requirements as a retail money market fund prior to October 4, 2016. Shares held by these accounts will be sold at their NAV per share calculated on the day that the Retail Money Market Portfolio closes the account position.

Each Retail Money Market Portfolio has adopted policies and procedures reasonably designed to limit all beneficial owners of the Portfolio to natural persons. Natural persons may invest in a Retail Money Market Portfolio through certain tax-advantaged accounts and trusts, including, for example, participant-directed defined contribution plans, individual retirement accounts, simplified employee pension arrangements, simple retirement accounts, custodial accounts, deferred compensation plans for government or tax-exempt organization employees, Archer medical savings accounts, college savings plans, health savings account plans, and ordinary trusts, or certain other investment accounts where natural persons have sole or shared investment power over the shares, notwithstanding having an institutional decision maker who may make day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Effective October 14, 2016, financial intermediaries that hold investments in a Retail Money Market Portfolio are required to ensure that all shareholders on behalf of whom they hold investments comply with the terms and conditions for investor eligibility set forth above. Additionally, such financial intermediaries will be expected to have, and upon request may be asked to provide satisfactory evidence to each of those Portfolios that they have, policies and procedures in place that are reasonably designed to limit all beneficial owners of the Portfolio on behalf of whom they place orders to natural persons and to provide the Portfolio with information or certification as to the adequacy of such procedures and the effectiveness of their implementation. Financial intermediaries are expected to promptly report to a Retail Money Market Portfolio and the transfer agent the identification of any shareholder of the retail money market fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder's shares of the Portfolio upon request by the Portfolio or the transfer agent.

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household,

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unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Liquidity Fees and Redemption Gates

If a Retail Money Market Portfolio's weekly liquid assets fall below 30% of its total assets and the Board determines that it is in the best interests of the Portfolio, the Board may at any time, including as early as the same day, impose a liquidity fee of no more than 2% and/or temporarily suspend redemptions for a limited period of time (a redemption gate). If a Retail Money Market Portfolio's weekly liquid assets fall below 10% of its total assets, the Portfolio will impose a liquidity fee of 1%, generally effective as of the next business day, on all redemptions, unless the Board (including a majority of its independent directors) determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a liquidity fee would be implemented, if at all, after a Portfolio has notified financial intermediaries and shareholders that a liquidity fee will be imposed and applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement, although the Board, in its discretion, may elect otherwise. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries. Shareholders will be notified about the imposition of a liquidity fee or redemption gate through the Investment Manager’s website www.tdamusa.com. In addition, a Portfolio will supplement its registration statement to communicate the imposition of a liquidity fee or redemption gate and will report such action to the SEC on Form N-CR. If a Portfolio imposes a redemption gate, neither the Portfolio nor any financial intermediary on its behalf will accept redemption requests until the Portfolio provides notice that the redemption gate has been lifted. Redemption requests submitted while a redemption gate is imposed will be cancelled without any further notice. If shareholders wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

A liquidity fee or redemption gate will remain in effect until the Board, in its discretion, determines that it is no longer in the best interest of a Portfolio and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Portfolio's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90 day period, determined on a rolling basis. When a liquidity fee or redemption gate is in place, shareholders will not be permitted to exchange into or out of a Portfolio. The Board may, in its discretion, permanently suspend redemptions and liquidate a Portfolio if, at the end of a business day, the Portfolio has less than 10% of its total assets invested in weekly liquid assets, or the Board determines that the deviation between the Portfolio’s amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Upon a Portfolio's reasonable request, the

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financial intermediary is expected to promptly provide the Portfolio and transfer agent with information regarding the timing of its acceptance of trade orders for purposes of determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate.

Use of Liquidity Fee Proceeds

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Retail Money Market Portfolio, and such tax treatment may be the subject of future guidance issued by the IRS. If a Portfolio receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Portfolio at such time.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for those with any income above such levels that is long-term capital gain), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

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Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes. The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law requires, among other things, that, at the close of each quarter of the California Portfolio’s taxable year, at least 50% of the value of the California Portfolio’s assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the United States, the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be (i) paid by the California Portfolio in an amount not exceeding the exempt interest received by the California Portfolio during the taxable year, and (ii) reported by the California Portfolio in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate franchise tax, but are exempt from California corporate income tax in a manner similar to their exemption from California personal income tax.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

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Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and tax identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM website at www.tdamusa.com.

Information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

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PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees), in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2015, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.09% with respect to the Money Market Portfolio; 0.04% (after waivers) with respect to the U.S. Government Portfolio; 0.00% (after waivers) with respect to the Municipal Portfolio; 0.00% (after waivers) with respect to the California Portfolio; and 0.00% (after waivers) with respect to the New York Portfolio. The Investment Manager also reimbursed the California Portfolio 0.03% and the New York Portfolio 0.07% for certain fees (as a percentage of average net assets).

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2016.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts and certain other accounts, and, as of June 30, 2016, had total assets under management of approximately $28 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets and the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or

34

the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, the Investor Class of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade.

The Premium Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 United States Census. The July 2015 estimate of the State’s population is 38.9 million, which represents approximately 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

The adopted State budget for fiscal year 2015-16, which began with a surplus of approximately $2.4 billion at June 30, 2015, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties (the “SFEU”) of approximately $1.1 billion at June 30, 2016. The Governor revised the projected SFEU balance in his proposed 2016-17 State budget to be significantly higher at approximately $4.5 billion at June 30, 2016, resulting from an all-time high in capital gains revenue in calendar year 2015. The projected budget results demonstrate continued improvement in the State’s fiscal condition. If the results are realized, the 2015-16 Budget will represent the fourth consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period of balanced budgets.

Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.

State general obligation bonds are, as of January 1, 2016, rated “Aa3” by Moody’s Investors Service, “AA-” by Standard & Poor’s, and “A+” by Fitch Ratings.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

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As of June 29, 2016, the New York State Division of the Budget (“DOB”) noted that the State’s private sector labor market has continued to outperform expectations despite a softening national and global backdrop. The most recent detailed data indicate continued robust growth in professional and business services, transportation and warehousing, construction and real estate services, education and health care. DOB’s outlook for private sector job growth for 2016 is 1.6 percent, following growth of 2.2 percent for 2015. Total employment growth for 2015 and 2016 are projected to be 1.9 percent and 1.4 percent, respectively.

The performance of the State’s private-sector labor market remains robust, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, particularly those associated with the U.K.’s vote to exit the European Union, though as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a disproportionately large degree of uncertainty for New York. If equity market growth proves to be weaker than anticipated, bonus payouts for the 2016-17 bonus season could be much lower than anticipated. Moreover, under the still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding energy prices, Federal Reserve policy, and global growth. Financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be either weaker or stronger than DOB expects, both bonuses and taxable capital gains realizations could be correspondingly affected.

As of June 29, 2016, DOB projects that the State will end FY 2017 with a General Fund cash balance of $6.1 billion, a decrease of $2.9 billion from the FY 2016 closing balance. The balance from monetary settlements is expected to total $3.6 billion, a decrease of $2.7 billion from FY 2016. The decrease reflects the timing of planned transfers to other funds from which monetary settlements will be spent. The balance, excluding settlements, is estimated to be $2.5 billion, or $112 million lower than FY 2016. The decline reflects use of Community Projects Fund resources ($10 million) to support estimated spending and the use of resources carried forward from FY 2016 ($102 million).

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated years. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited (except for the period ended April 30, 2016) by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900. Each Portfolio’s unaudited financial statements for the semi-annual period ended April 30, 2016 are included in the semi-annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

	Investor Class
TDAM Money Market Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		(0.000	)*	—		(0.000	)*	(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$543,333		$542,916		$583,522		$674,647		$763,979		$865,149
Ratio of net expenses to average net assets	0.38	%‡	0.15%		0.11%		0.15%		0.25%		0.20%
Ratio of total expenses to average net assets	0.94	%‡	0.94%		0.94%		0.95%		0.97%		0.92%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

	Premium Class
TDAM Money Market Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		(0.000	)*	—		(0.000	)*	(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$101,870		$102,624		$113,938		$105,946		$131,130		$183,634
Ratio of net expenses to average net assets	0.39	%‡	0.15%		0.11%		0.15%		0.25%		0.20%
Ratio of total expenses to average net assets	0.60	%‡	0.60%		0.61%		0.61%		0.63%		0.58%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

*	Amount represents less than $.001 per share.
ˆ	For the six-month period ended April 30, 2016.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
‡	Annualized.

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FINANCIAL HIGHLIGHTS (continued)

	Investor Class
TDAM U.S. Government Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	(0.000	)*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$816,905		$792,116		$751,528		$669,935		$571,744		$563,640
Ratio of net expenses to average net assets	0.27	%‡	0.09%		0.06%		0.09%		0.13%		0.14%
Ratio of total expenses to average net assets	0.95	%‡	0.94%		0.95%		0.95%		0.95%		0.92%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

	Investor Class
TDAM Municipal Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	—		—		—		0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000	)*	—		—		—		(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$414,364		$393,780		$404,944		$432,993		$408,554		$407,688
Ratio of net expenses to average net assets	0.11	%‡	0.05%		0.07%		0.12%		0.17%		0.22%
Ratio of total expenses to average net assets	0.95	%‡	0.94%		0.95%		0.95%		0.95%		0.94%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

*	Amount represents less than $.001 per share.
ˆ	For the six-month period ended April 30, 2016.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
‡	Annualized.

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FINANCIAL HIGHLIGHTS (concluded)

	Investor Class
TDAM California Municipal Money Market Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—		(0.000	)*	0.000	*	0.000	*	0.000	*	—
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$161,914		$162,885		$157,434		$169,922		$162,971		$154,950
Ratio of net expenses to average net assets	0.11	%‡	0.04%		0.05%		0.11%		0.16%		0.18%
Ratio of total expenses to average net assets	0.96	%‡	0.97%		0.97%		0.97%		0.98%		0.98%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

	Investor Class
TDAM New York Municipal Money Market Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	0.000	*	0.000	*	(0.000	)*	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	(0.000	)*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$109,556		$107,158		$101,884		$100,062		$95,351		$92,206
Ratio of net expenses to average net assets	0.11	%‡	0.04%		0.05%		0.10%		0.14%		0.17%
Ratio of total expenses to average net assets	1.00	%‡	1.01%		1.02%		1.01%		1.02%		1.03%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

*	Amount represents less than $.001 per share.
ˆ	For the six-month period ended April 30, 2016.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
‡	Annualized.

39

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (and is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503

Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA01

TD Asset Management

PROSPECTUS

October 4, 2016

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
    – Class A (TDAXX)
    – Select Class (TDSXX)

TDAM U.S. Government Portfolio
    – Class A (TDUXX)

TDAM Municipal Portfolio
    – Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
    – Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
    – Class A (TDYXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                  NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

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SUMMARY

TDAM Money Market Portfolio

Investment Objective

The TDAM Money Market Portfolio (the “Money Market Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Portfolio.

	Class A		Select Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.09%		0.09%
Distribution (12b-1) Fees		0.53%		0.33%
Other Expenses
Shareholder Servicing Fees	0.25%		0.05%
All Other Expenses	0.15%		0.15%
Total Other Expenses		0.40%		0.20%
Total Annual Portfolio Operating Expenses		1.02%		0.62%

Example

This Example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$104	$325	$563	$1,248
Select Class	$63	$199	$346	$774

Investment Strategies

The Money Market Portfolio is a money market fund. The Money Market Portfolio invests in high quality money market securities that TDAM USA Inc., the Money Market Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the Money Market Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Money Market Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio

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may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Money Market Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

Principal Risks

Interest Rate Risk — The income from the Money Market Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Money Market Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Asset-Backed Securities Risk — The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to prepayment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs.

Banking Industry Risk — The Money Market Portfolio may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the Money Market Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Money Market Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares

4

redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the Money Market Portfolio. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the Money Market Portfolio. The bar chart shows changes in Class A’s performance from year to year. The returns for Select Class shares of the Money Market Portfolio will vary from the returns of Class A shares of the Money Market Portfolio as a result of differences in expenses applicable to each Class. The table shows average annual total returns of each Class of the Money Market Portfolio. Of course, past performance is not necessarily an indication of how the Money Market Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

Money Market Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.70% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

5

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (Class A: May 24, 2007, Select Class: July 3, 2007)
Money Market Portfolio — Class A	0.01%	0.01%	0.54%
Money Market Portfolio — Select Class	0.01%	0.01%	0.57%

(1)	As of 12/31/15, the 7-day yields for the Money Market Portfolio — Class A and Select Class were 0.01%, and 0.01%, respectively.

Investment Manager

TDAM USA Inc. is the Money Market Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The Money Market Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

Investment and Balance Minimums. For clients wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a financial intermediary. Class A of the Money Market Portfolio is not subject to these minimums, but may be subject to minimums set by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase sell or exchange shares, you should contact your financial intermediary.

Tax Information

The Money Market Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Money Market Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Money Market Portfolio and its related companies may pay the financial intermediary for the sale of Money Market Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Money Market Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

TDAM U.S. Government Portfolio

Investment Objective

The TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.14%
Total Other Expenses		0.39%
Total Annual Portfolio Operating Expenses		1.02%

Example

This Example is intended to help you compare the cost of investing in the U.S. Government Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the U.S. Government Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the U.S. Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$104	$325	$563	$1,248

Investment Strategies

The U.S. Government Portfolio is a money market fund. The U.S. Government Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. In addition, the U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities.

Principal Risks

Interest Rate Risk — The income from the U.S. Government Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

7

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the U.S. Government Portfolio may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the U.S. Government Portfolio to reinvest assets in lower yielding securities.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the U.S. Government Portfolio. Although the U.S. Government Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the U.S. Government Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the U.S. Government Portfolio. Of course, past performance is not necessarily an indication of how the U.S. Government Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year

U.S. Government Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.57% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

8

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (May 30, 2007)
U.S. Government Portfolio — Class A	0.01%	0.01%	0.45%

(1)	As of 12/31/15, the 7-day yield for the U.S. Government Portfolio — Class A was 0.01%.

Investment Manager

TDAM USA Inc. is the U.S. Government Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open.

Class A of the U.S. Government Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The U.S. Government Portfolio intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the U.S. Government Portfolio through a broker-dealer or other financial intermediary (such as a bank), the U.S. Government Portfolio and its related companies may pay the financial intermediary for the sale of U.S. Government Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the U.S. Government Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

TDAM Municipal Portfolio

Investment Objective

The TDAM Municipal Portfolio (the “Municipal Portfolio”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Municipal Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.14%
Total Other Expenses		0.39%
Total Annual Portfolio Operating Expenses		1.02%

Example

This Example is intended to help you compare the cost of investing in the Municipal Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Municipal Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Municipal Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$104	$325	$563	$1,248

Investment Strategies

The Municipal Portfolio is a money market fund. The Municipal Portfolio invests in high quality money market securities that TDAM USA Inc., the Municipal Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the Municipal Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which the Municipal Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

10

Principal Risks

Interest Rate Risk — The income from the Municipal Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Municipal Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

Tax Risk — The Municipal Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the investment manager nor the Municipal Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Municipal Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The Municipal Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the Municipal Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the Municipal Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the Municipal Portfolio. Although the Municipal Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

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Performance

The following bar chart and table illustrate the risks of investing in Class A of the Municipal Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the Municipal Portfolio. Of course, past performance is not necessarily an indication of how the Municipal Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

Municipal Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.37% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (May 25, 2007)
Municipal Portfolio — Class A	0.01%	0.01%	0.33%

(1)	As of 12/31/15, the 7-day yield for the Municipal Portfolio — Class A was 0.01%. As of 12/31/15, the tax-equivalent 7-day yield for the Municipal Portfolio — Class A was 0.01%.

Investment Manager

TDAM USA Inc. is the Municipal Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The Municipal Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

Class A of the Municipal Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

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Tax Information

The Municipal Portfolio intends to make distributions that are exempt from regular federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Municipal Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Municipal Portfolio and its related companies may pay the financial intermediary for the sale of Municipal Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Municipal Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM California Municipal Money Market Portfolio

Investment Objective

The TDAM California Municipal Money Market Portfolio (the “California Portfolio”) seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the California Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.17%
Total Other Expenses		0.42%
Total Annual Portfolio Operating Expenses		1.05%

Example

This Example is intended to help you compare the cost of investing in the California Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the California Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the California Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$107	$334	$579	$1,283

Investment Strategies

The California Portfolio is a money market fund. The California Portfolio invests in high quality money market securities that TDAM USA Inc., the California Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the California Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The California Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of California or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of California’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable California state tax-exempt securities are unavailable, the California Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the
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California Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Principal Risks

Interest Rate Risk — The income from the California Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the California Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

California Municipal Securities Risk — The yields of California municipal securities depend on, among other things, conditions in the State’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the California Portfolio will invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the state of California, including economic, political and regulatory occurrences or terrorism. While California’s strengthening economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it may be affected in the future, as it had been in prior years, by serious fiscal conditions and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires.

Non-Diversification Risk — The California Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the California Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The California Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the California Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to California Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The California Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the California Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the California Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares

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redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the California Portfolio. Although the California Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the California Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the California Portfolio. Of course, past performance is not necessarily an indication of how the California Portfolio will perform in the future. For updated performance information, please call TD Ameritrade at (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

California Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (June 5, 2007)
California Portfolio — Class A	0.01%	0.01%	0.29%

(1)	As of 12/31/15, the 7-day yield for the California Portfolio — Class A was 0.01%. As of 12/31/15, the tax-equivalent 7-day yield for the California Portfolio — Class A was 0.01%.

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Investment Manager

TDAM USA Inc. is the California Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The California Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts beneficially owned by natural persons.

Class A of the California Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The California Portfolio intends to make distributions that are exempt from regular federal income tax and California personal income tax. Individual shareholders of the California Portfolio who reside in California will not be subject to state income tax on distributions received from the California Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the United States, the State of California and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the California Portfolio qualifies as a regulated investment company and satisfies the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in federal, state, municipal or other obligations the interest on which is exempt from California personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the California Portfolio through a broker-dealer or other financial intermediary (such as a bank), the California Portfolio and its related companies may pay the financial intermediary for the sale of California Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the California Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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TDAM New York Municipal Money Market Portfolio

Investment Objective

The TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the New York Portfolio.

	Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.53%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.21%
Total Other Expenses		0.46%
Total Annual Portfolio Operating Expenses		1.09%

Example

This Example is intended to help you compare the cost of investing in the New York Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the New York Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the New York Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$111	$347	$601	$1,329

Investment Strategies

The New York Portfolio is a money market fund. The New York Portfolio invests in high quality money market securities that TDAM USA Inc., the New York Portfolio’s investment manager (the “Investment Manager” or “TDAM”), has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the New York Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements.

The New York Portfolio will normally invest at least 80% of its total assets in municipal securities, including those issued by the state of New York or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the state of New York’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable New York state tax-exempt securities are unavailable, the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax. The municipal securities in which the New

18

York Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The New York Portfolio is a non-diversified portfolio.

Principal Risks

Interest Rate Risk — The income from the New York Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the New York Portfolio to reinvest assets in lower yielding securities.

Municipal Securities Risk — Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

New York Municipal Securities Risk — The yields of New York municipal securities depend on, among other things, conditions in the state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because the New York Portfolio will invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the state of New York, including economic, political and regulatory occurrences or terrorism. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets.

Non-Diversification Risk — The New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, the New York Portfolio is riskier than other types of money market funds that require greater diversification among issuers.

Tax Risk — The New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the New York Portfolio guarantees that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to New York Portfolio shareholders could be recharacterized as taxable.

Banking Industry Risk — The New York Portfolio may invest a significant portion of its assets in obligations that are backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Redemption Risk — The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Liquidity Fees and Redemption Gates Risk — If the New York Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio’s Board of Directors (the “Board”), in its discretion, may at anytime, including as early as the same day, impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if the New York Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed, generally effective as of the next business day, unless the Board determines that a higher (not to exceed 2%)

19

or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The Portfolio will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Portfolio could experience a loss.

You could lose money by investing in the New York Portfolio. Although the New York Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance

The following bar chart and table illustrate the risks of investing in Class A of the New York Portfolio. The bar chart shows changes in Class A’s performance from year to year. The table shows average annual total returns of Class A of the New York Portfolio. Of course, past performance is not necessarily an indication of how the New York Portfolio will perform in the future. For updated performance information, please call (800) 669-3900 or visit TDAM at www.tdamusa.com.

YEAR-BY-YEAR ANNUAL RETURN as of 12/31 each year

New York Portfolio — Class A

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.33% (for the quarter ended 3/31/08) and 0.00% (for the quarter ended 3/31/15), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (May 31, 2007)
New York Portfolio — Class A	0.01%	0.01%	0.30%

(1)	As of 12/31/15, the 7-day yield for the New York Portfolio — Class A was 0.01%. As of 12/31/15, the tax-equivalent 7-day yield for the New York Portfolio — Class A was 0.01%.

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Investment Manager

TDAM USA Inc. is the New York Portfolio’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. The New York Portfolio has been designated a retail money market fund, which means that it limits its investments to accounts that are beneficially owned by natural persons.

Class A of the New York Portfolio may be subject to minimum investment requirements established by your financial intermediary.

You may sell your shares by phone, by mail or online. For more information on how to purchase, sell or exchange shares, you should contact your financial intermediary.

Tax Information

The New York Portfolio intends to make distributions that are exempt from regular federal income tax. Individual shareholders of the New York Portfolio who reside in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the New York Portfolio through a broker-dealer or other financial intermediary (such as a bank), the New York Portfolio and its related companies may pay the financial intermediary for the sale of New York Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the New York Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE PORTFOLIOS

Portfolio Overview

The Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to Class A of each of the Portfolios and the Select Class of the Money Market Portfolio (each a “Class”). Each Portfolio offers one or more other share classes through a separate prospectus.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

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There is no guarantee that any Portfolio will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, a Portfolio may not achieve its investment objective.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to a Portfolio, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. However, not all of the U.S. government obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from regular federal income taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding state (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are eligible securities in the judgment of the Portfolio’s Investment Manager. In determining whether a security presents minimal credit risks to a Portfolio, and therefore may be considered an eligible security, the Investment Manager analyzes the capacity of the security’s issuer or guarantor to meet its financial obligations. This analysis includes, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer’s or guarantor’s competitive position within its industry.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio may also invest in short-term, high quality obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The municipal securities in which the Money Market Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate

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adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Although the income from many municipal securities is exempt from regular federal income tax, the Money Market Portfolio may invest in taxable municipal securities. The Money Market Portfolio does not anticipate that its investments in tax-exempt municipal securities will reach the level required by applicable law to permit it to make distributions to shareholders that are, in whole or in part, exempt from regular federal income tax. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities purchased by the Portfolio is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the U.S. Government Portfolio normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities. The U.S Government Portfolio’s Board of Directors (the “Board”) has not elected to subject the Portfolio to the liquidity fee or redemption gate provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”). The municipal securities in which a Portfolio invests may include variable rate demand notes (VRDNs), which are obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions,

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authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in municipal securities, it will be subject to risks associated with municipal securities. Municipal securities can be significantly affected by unfavorable economic, legislative or political developments and adverse changes in the financial conditions of issuers. Liquidity in the municipal securities market can be reduced unpredictably in response to overall economic conditions or credit tightening.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in

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such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Because each Portfolio (other than the U.S. Government Portfolio) may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, it will be more susceptible to negative events affecting the worldwide banking industry.

If a Portfolio’s (other than the U.S. Government Portfolio) weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or impose temporary gates on redemptions. In addition, if a Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose a liquidity fee in the default amount of 1% of the value of shares redeemed unless the Board determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the Portfolio. Accordingly, you may not be able to sell your shares or your redemptions may be subject to a liquidity fee when you sell your shares at certain times.

You could lose money by investing in each Portfolio. Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. The Money Market Portfolio, Municipal Portfolio, California Portfolio and New York Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Portfolio's liquidity falls below required minimums because of market conditions or other factors. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolios’ sponsor has no legal obligation to provide financial support to a Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Municipal Portfolio, California Portfolio and New York Portfolio. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Investment Manager nor the Portfolios guarantee that this opinion is correct and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, then interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue. Because each of the California Portfolio and the New York Portfolio will invest a large portion of its assets in the applicable state’s municipal securities, it is more vulnerable to events adversely affecting such state, including economic, political and regulatory occurrences or terrorism. While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it has been affected by serious fiscal conditions in the past and voter-passed initiatives that limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. New York’s economy, while diverse, has a relatively large share of the nation’s financial activities. As a result, the state’s economy is especially vulnerable to adverse events affecting the financial markets. Each of the California Portfolio’s and New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of

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securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.
•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD Ameritrade and you are not already a client, you need to open a TD Ameritrade brokerage account by completing and signing a TD Ameritrade New Account Application. To open a new account or request an application, please visit TD Ameritrade online at www.tdameritrade.com or call (800) 669-3900. Mail the application, together with your check, to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2760. If you want to change your investment once your account is open, please call (800) 669-3900.

Investment and Balance Minimums. For clients wishing to purchase shares of the Select Class of the Money Market Portfolio through TD Ameritrade, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Money Market Portfolio reserves the right to redeem, upon not less than 30 days’ written notice, all Select Class shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

Automatic Sweep. Each of the Classes is available as a sweep option for clients of TD Ameritrade. If your brokerage account with TD Ameritrade or another Financial Intermediary is set up for automatic sweep into a Portfolio, available cash balances in your brokerage account will be invested or “swept” automatically each business day into the Class of the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Available cash balances” refers to any settled or cleared funds in your brokerage account that are available for payment or investment.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD Ameritrade or the Financial Intermediary through which you purchase shares.

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How to Buy Shares

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Clients of TD Ameritrade

You may purchase shares of a Portfolio through the automatic sweep investment feature only.

By Automatic Sweep. For those TD Ameritrade clients who qualify for the automatic sweep feature, available cash balances in your TD Ameritrade brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD Ameritrade and any changes to the eligibility criteria. Checks deposited to your TD Ameritrade brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent (as defined below). In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

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How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Clients of TD Ameritrade

To sell (redeem) shares of a Portfolio, TD Ameritrade clients may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD Ameritrade account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions. A TD Ameritrade brokerage client may redeem shares of any of the Portfolios by placing an order directly with a TD Ameritrade Client Services representative at (800) 669-3900. TD Ameritrade clients may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account, to any TD Ameritrade office or online at www.tdameritrade.com if other than a sweep position.

Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD Ameritrade brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD Ameritrade brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD Ameritrade.

Each Portfolio’s shares may be subject to redemption should the TD Ameritrade brokerage account in which they are held be closed or if your account fails to meet requirements established by TD Ameritrade or a Selected Broker, including requirements relating to minimum account balances. Please call (800) 669-3900 for more details.

Cash Withdrawals from your TD Ameritrade Brokerage Account. If you have cash management services features in your TD Ameritrade brokerage account and you withdraw cash from your TD Ameritrade brokerage account by way of a check or ATM/VISA® Check Card, shares of your Selected Portfolio may be sold to satisfy any resulting debit balance. Holders of the ATM/VISA® Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Ameritrade is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA® Check Card is set forth in the TD Ameritrade cash management services agreement provided to each client who has cash management services in his or her TD Ameritrade brokerage account. ATM cash withdrawals may be made through participating financial institutions. Although TD Ameritrade does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by phone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

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Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Clients of TD Ameritrade

TD Ameritrade clients may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD Ameritrade Client Services representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD Ameritrade brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Retail Money Market Funds

Each of the Money Market Portfolio, Municipal Portfolio, California Portfolio and New York Portfolio (collectively, the “Retail Money Market Portfolios”) has been designated a retail money market fund, which means that it limits investments to accounts beneficially owned by natural persons. Effective after the close of business on October 3, 2016, new positions in each of the Retail Money Market Portfolios established through TD Ameritrade brokerage accounts that are not beneficially owned by natural persons, as determined by the Company, may no longer be opened. Each of the Retail Money Market Portfolios will involuntarily redeem accounts that are not beneficially owned by natural persons, as determined by the Retail Money Market Portfolio, in order to implement each Retail Money Market Portfolio's eligibility requirements as a retail money market fund prior to October 4, 2016. Shares held by these accounts will be sold at their NAV per share calculated on the day that the Retail Money Market Portfolio closes the account position.

Each Retail Money Market Portfolio has adopted policies and procedures reasonably designed to limit all beneficial owners of the Portfolio to natural persons. Natural persons may invest in a Retail Money Market Portfolio through certain tax-advantaged accounts and trusts, including, for example, participant-directed defined contribution plans, individual retirement accounts, simplified employee pension arrangements, simple retirement accounts, custodial accounts, deferred compensation plans for government or tax-exempt organization employees, Archer medical savings accounts, college savings plans, health savings account plans, and ordinary trusts, or certain other investment accounts where natural persons have sole or shared investment power over the shares, notwithstanding having an institutional decision maker who may make day-to-day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Effective October 14, 2016, financial intermediaries that hold investments in a Retail Money Market Portfolio are required to ensure that all shareholders on behalf of whom they hold investments comply with the terms and conditions for investor eligibility set forth above. Additionally, such financial intermediaries will be expected to have, and upon

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request may be asked to provide satisfactory evidence to each of those Portfolios that they have, policies and procedures in place that are reasonably designed to limit all beneficial owners of the Portfolio on behalf of whom they place orders to natural persons and to provide the Portfolio with information or certification as to the adequacy of such procedures and the effectiveness of their implementation. Financial intermediaries are expected to promptly report to a Retail Money Market Portfolio and the transfer agent the identification of any shareholder of the retail money market fund that does not qualify as a natural person of whom they are aware and promptly take steps to redeem any such shareholder's shares of the Portfolio upon request by the Portfolio or the transfer agent.

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Liquidity Fees and Redemption Gates

If a Retail Money Market Portfolio's weekly liquid assets fall below 30% of its total assets and the Board determines that it is in the best interests of the Portfolio, the Board may at any time, including as early as the same day, impose a liquidity fee of no more than 2% and/or temporarily suspend redemptions for a limited period of time (a redemption gate). If a Retail Money Market Portfolio's weekly liquid assets fall below 10% of its total assets, the Portfolio will impose a liquidity fee of 1%, generally effective as of the next business day, on all redemptions, unless the Board (including a majority of its independent directors) determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a liquidity fee would be implemented, if at all, after a Portfolio has notified financial intermediaries and shareholders that a liquidity fee will be imposed and applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement, although the Board, in its discretion, may elect otherwise. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries. Shareholders will be notified about the imposition of a liquidity fee or redemption gate through the Investment Manager’s website www.tdamusa.com. In addition, a Portfolio will supplement its registration statement to communicate the imposition of a liquidity fee or redemption gate and will

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report such action to the SEC on Form N-CR. If a Portfolio imposes a redemption gate, neither the Portfolio nor any financial intermediary on its behalf will accept redemption requests until the Portfolio provides notice that the redemption gate has been lifted. Redemption requests submitted while a redemption gate is imposed will be cancelled without any further notice. If shareholders wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

A liquidity fee or redemption gate will remain in effect until the Board, in its discretion, determines that it is no longer in the best interest of a Portfolio and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Portfolio's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90 day period, determined on a rolling basis. When a liquidity fee or redemption gate is in place, shareholders will not be permitted to exchange into or out of a Portfolio. The Board may, in its discretion, permanently suspend redemptions and liquidate a Portfolio if, at the end of a business day, the Portfolio has less than 10% of its total assets invested in weekly liquid assets, or the Board determines that the deviation between the Portfolio’s amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders. Upon a Portfolio's reasonable request, the financial intermediary is expected to promptly provide the Portfolio and transfer agent with information regarding the timing of its acceptance of trade orders for purposes of determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate.

Use of Liquidity Fee Proceeds

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by Retail Money Market Portfolios, and such tax treatment may be the subject of future guidance issued by the IRS. If a Portfolio receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Portfolio at such time.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Ameritrade or your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for those with any income above such levels that is long-term capital gain), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the portfolio during January of the following calendar year.

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U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income.

The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes. The California Portfolio expects that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay exempt-interest dividends that are exempt from California personal income tax, California law requires, among other things, that, at the close of each quarter of the California Portfolio’s taxable year, at least 50% of the value of the California Portfolio’s total assets consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the State of California and its political subdivisions, and obligations of the United States and its instrumentalities and territories, including the governments of Puerto Rico, the Virgin Islands and Guam. Such exempt-interest dividends must be (i) paid by the California Portfolio in an amount not exceeding the exempt interest received by the California Portfolio during the taxable year, and (ii) reported by the California Portfolio as exempt-interest dividends in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year. Assuming compliance with these requirements, dividends and distributions made by the California Portfolio from interest on such obligations are exempt from California personal income tax. Distributions from other obligations, as well as distributions from market discount, or short- or long-term capital gains, are subject to California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California corporation franchise tax, but are exempt from California corporation income tax in a manner similar to their exemption from California personal income tax.

New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the

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extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Portfolios may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, to comply with due diligence procedures with respect to the identification of U.S. accounts, to report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and tax identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

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Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Portfolios’ SAI and (ii) on the TDAM website at www.tdamusa.com. Information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the website www.tdamusa.com as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

PORTFOLIO MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the Investment Manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Portfolio, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Portfolios (or waive fees) in an effort to maintain certain net yields for the Portfolios. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2015, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.09% with respect to the Money Market Portfolio; 0.04% (after waivers) with respect to the U.S. Government Portfolio; 0.00% (after waivers) with respect to the Municipal Portfolio; 0.00% (after waivers) with respect to the California Portfolio; and 0.00% (after waivers) with respect to the New York Portfolio. The Investment Manager also reimbursed the California Portfolio 0.03% and the New York Portfolio 0.07% for certain fees (as a percentage of average net assets).

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2016.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of June 30, 2016 had total assets under management of approximately $28 billion.

Administrator

As administrator, TDAM provides certain services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Portfolios. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Portfolios’ shares.

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Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including TD Ameritrade and your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including TD Ameritrade or your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, Class A of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade and the Select Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD Ameritrade.

ABOUT CALIFORNIA AND NEW YORK

California

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 United States Census. The July 2015 estimate of the State’s population is 38.9 million, which represents approximately 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

The adopted State budget for fiscal year 2015-16, which began with a surplus of approximately $2.4 billion at June 30, 2015, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties (the “SFEU”) of approximately $1.1 billion at June 30, 2016. The Governor revised the projected SFEU balance in his proposed 2016-17 State budget to be significantly higher at approximately $4.5 billion at June 30, 2016, resulting from an all-time high in capital gains revenue in calendar year 2015. The projected budget results demonstrate continued improvement in the State’s fiscal condition. If the results are realized, the 2015-16 Budget will represent the fourth consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period of balanced budgets.

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Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.

State general obligation bonds are, as of January 1, 2016, rated “Aa3” by Moody’s Investors Service, “AA-” by Standard & Poor’s, and “A+” by Fitch Ratings. These ratings are among the lowest of all of the 50 states.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

As of June 29, 2016, the New York State Division of the Budget (“DOB”) noted that the State’s private sector labor market has continued to outperform expectations despite a softening national and global backdrop. The most recent detailed data indicate continued robust growth in professional and business services, transportation and warehousing, construction and real estate services, education and health care. DOB’s outlook for private sector job growth for 2016 is 1.6 percent, following growth of 2.2 percent for 2015. Total employment growth for 2015 and 2016 are projected to be 1.9 percent and 1.4 percent, respectively.

The performance of the State’s private-sector labor market remains robust, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, particularly those associated with the U.K.’s vote to exit the European Union, though as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a disproportionately large degree of uncertainty for New York. If equity market growth proves to be weaker than anticipated, bonus payouts for the 2016-17 bonus season could be much lower than anticipated. Moreover, under the still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding energy prices, Federal Reserve policy, and global growth. Financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be either weaker or stronger than DOB expects, both bonuses and taxable capital gains realizations could be correspondingly affected.

As of June 29, 2016, DOB projects that the State will end FY 2017 with a General Fund cash balance of $6.1 billion, a decrease of $2.9 billion from the FY 2016 closing balance. The balance from monetary settlements is expected to total $3.6 billion, a decrease of $2.7 billion from FY 2016. The decrease reflects the timing of planned transfers to other funds from which monetary settlements will be spent. The balance, excluding settlements, is estimated to be $2.5 billion, or $112 million lower than FY 2016. The decline reflects use of Community Projects Fund resources ($10 million) to support estimated spending and the use of resources carried forward from FY 2016 ($102 million).

For more information about the State, see “Information About New York” in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio’s financial performance for the indicated years. Certain information reflects financial results for a single share of each Portfolio. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited (except for the period ended April 30, 2016) by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900. Each Portfolio’s unaudited financial statements for the semi-annual period ended April 30, 2016 are included in the semi-annual report, which is available upon request by calling TD Ameritrade at (800) 669-3900.

	Class A
TDAM Money Market Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		(0.000	)*	—		(0.000	)*	(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$1,660,767		$1,582,737		$1,573,084		$1,407,090		$1,280,470		$1,158,756
Ratio of net expenses to average net assets	0.38	%‡	0.16%		0.11%		0.15%		0.25%		0.20%
Ratio of total expenses to average net assets	1.02	%‡	1.02%		1.02%		1.03%		1.05%		1.00%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

	Select Class
TDAM Money Market Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	(0.000	)*	0.000	*	(0.000	)*	0.000	*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		(0.000	)*	—		(0.000	)*	(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$736,298		$725,470		$633,311		$517,223		$520,771		$638,736
Ratio of net expenses to average net assets	0.38	%‡	0.16%		0.11%		0.15%		0.25%		0.20%
Ratio of total expenses to average net assets	0.62	%‡	0.62%		0.62%		0.63%		0.65%		0.60%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

*	Amount represents less than $.001 per share.
ˆ	For the six-month period ended April 30, 2016.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
‡	Annualized.

37

FINANCIAL HIGHLIGHTS (continued)

	Class A
TDAM U.S. Government Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	(0.000	)*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$281,908		$280,639		$302,890		$297,314		$287,472		$379,142
Ratio of net expenses to average net assets	0.28	%‡	0.09%		0.06%		0.09%		0.13%		0.14%
Ratio of total expenses to average net assets	1.03	%‡	1.02%		1.03%		1.03%		1.03%		1.00%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

	Class A
TDAM Municipal Portfolio	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	—		—		—		0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000	)*	—		—		—		(0.000	)*	—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$513,321		$544,219		$463,087		$498,329		$426,832		$412,960
Ratio of net expenses to average net assets	0.11	%‡	0.05%		0.06%		0.11%		0.17%		0.22%
Ratio of total expenses to average net assets	1.03	%‡	1.02%		1.03%		1.03%		1.03%		1.02%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

*	Amount represents less than $.001 per share.
ˆ	For the six-month period ended April 30, 2016.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
‡	Annualized.

38

FINANCIAL HIGHLIGHTS (concluded)

TDAM California Municipal Money Market Portfolio	Class A
	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	—		(0.000	)*	0.000	*	0.000	*	0.000	*	—
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$209,669		$224,103		$201,970		$188,975		$155,023		$157,317
Ratio of net expenses to average net assets	0.11	%‡	0.04%		0.05%		0.10%		0.16%		0.18%
Ratio of total expenses to average net assets	1.04	%‡	1.05%		1.05%		1.05%		1.06%		1.05%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

TDAM New York Municipal Money Market Portfolio	Class A
	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	0.000	*	0.000	*	(0.000	)*	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	(0.000	)*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.02%
Net assets end of period (000)	$82,422		$104,542		$67,629		$75,632		$95,548		$55,846
Ratio of net expenses to average net assets	0.11	%‡	0.04%		0.05%		0.11%		0.14%		0.17%
Ratio of total expenses to average net assets	1.08	%‡	1.09%		1.10%		1.09%		1.10%		1.11%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.02%

*	Amount represents less than $.001 per share.
ˆ	For the six-month period ended April 30, 2016.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
(1)	Prior to the year ended October 31, 2012, per share amounts were calculated based on average shares outstanding.
‡	Annualized.

39

FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (and is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting your Financial Intermediary or the Portfolios at the address or telephone number below or by visiting the website provided below:

TD Ameritrade, Inc.
P.O. Box 2209
Omaha, NE 68103-2209
Phone: (800) 669-3900
Hearing Impaired: TTY 1-888-723-8503

Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc., whose investment company registration number is 811-9086.

TDAMSTA02

TD Asset Management

PROSPECTUS

October 4, 2016

TD Asset Management USA Funds Inc.

TDAM Institutional U.S. Government Fund
    – Institutional Class (TDGXX)
    – Institutional Service Class (TDHXX)

TDAM Institutional Treasury Obligations Money Market Fund
    – Institutional Service Class (TDVXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                 NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

2

SUMMARY

TDAM Institutional U.S. Government Fund

Investment Objective

The TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional U.S. Government Fund.

	Institutional Class		Institutional Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%		0.10%
Distribution (12b-1) Fees		None		None
Other Expenses
Shareholder Servicing Fees	None		0.25%
All Other Expenses	0.05%		0.05%
Total Other Expenses		0.05%		0.30%
Total Annual Fund Operating Expenses		0.15%		0.40%

Example

This Example is intended to help you compare the cost of investing in the Institutional U.S. Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional U.S. Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional U.S. Government Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$15	$48	$85	$192
Institutional Service Class	$41	$128	$224	$505

Investment Strategies

The Institutional U.S. Government Fund is a money market fund. The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. In addition, the Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities.

3

Principal Risks

Interest Rate Risk — The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional U.S. Government Fund to reinvest assets in lower yielding securities.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

You could lose money by investing in the Institutional U.S. Government Fund. Although the Institutional U.S. Government Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Class of the Institutional U.S. Government Fund. The bar chart shows changes in the Institutional Class’ performance from year to year. The returns for the Institutional Service Class of the Institutional U.S. Government Fund will vary from the returns of the Institutional Class as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of each Class of the Institutional U.S. Government Fund. Of course, past performance is not necessarily an indication of how the Institutional U.S. Government Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

4

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional U.S. Government Fund — Institutional Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.30% (for the quarter ended 9/30/07) and 0.00% (for the quarter ended 3/31/14), respectively.

Year-to-Date Return (9/30/16): 0.16%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (December 18, 2006)
Institutional U.S. Government Fund — Institutional Class	0.01%	0.01%	0.85%
Institutional U.S. Government Fund — Institutional Service Class	0.01%	0.01%	0.78%

(1)	As of 12/31/15, the 7-day yields for the Institutional U.S. Government Fund — Institutional Class and Institutional Service Class were 0.01% and 0.01%, respectively.

Investment Manager

TDAM USA Inc. is the Institutional U.S. Government Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail. For more information on how to purchase, sell or exchange shares, you should contact your salesperson or financial intermediary.

Balance Minimums. For clients wishing to purchase shares directly from the Institutional U.S. Government Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

5

Tax Information

The Institutional U.S. Government Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional U.S. Government Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional U.S. Government Fund and its related companies may pay the financial intermediary for the sale of Institutional U.S. Government Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional U.S. Government Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Institutional Service Class
Shareholder Fees (fees paid directly from your investment)		None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		None
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.06%
Total Other Expenses		0.31%
Total Annual Fund Operating Expenses		0.41%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Treasury Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Service Class	$42	$132	$230	$518

Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, TDAM USA Inc., the Institutional Treasury Fund’s investment manager (the “Investment Manager” or “TDAM”), tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives

7

and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

You could lose money by investing in the Institutional Treasury Fund. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Institutional Service Class of the Institutional Treasury Fund. The bar chart shows changes in the Institutional Service Class’ performance from year to year. The table shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how the Institutional Treasury Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Treasury Fund — Institutional Service Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 12/31/15) and 0.00% (for the quarter ended 3/31/09), respectively.

Year-to-Date Return (9/30/16): 0.03%

8

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (November 3, 2008)
Institutional Treasury Fund — Institutional Service Class	0.02%	0.01%	0.01%

(1)	As of 12/31/15, the 7-day yield for the Institutional Treasury Fund — Institutional Service Class was 0.01%.

Investment Manager

TDAM USA Inc. is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail. For more information on how to purchase, sell or exchange shares, you should contact your salesperson or financial intermediary.

Balance Minimums. For clients wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Treasury Obligations Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional Treasury Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the financial intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE FUNDS

Fund Overview

The Institutional U.S. Government Fund and the Institutional Treasury Fund (each, a “Fund” and together, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Institutional Class and the Institutional Service Class of the Institutional U.S. Government Fund and to the Institutional Service Class of the Institutional Treasury Fund (each a “Class”). Each Fund offers another share class through a separate prospectus.

Investment Objectives

Each Fund seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that a Fund will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

9

Investment Strategies

Each Fund is a money market fund. Each Fund invests in high quality money market securities that the Investment Manager has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to a Fund, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the Funds’ Statement of Additional Information (“SAI”). The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. However, not all of the U.S. government obligations in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government, as discussed below under “Institutional U.S. Government Fund.” The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash.

As money market funds, the Funds comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Fund maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Fund invests only in securities that, at the time of purchase, are eligible securities in the judgment of the Fund’s Investment Manager. In determining whether a security presents minimal credit risks to a Fund, and therefore may be considered an eligible security, the Investment Manager analyzes the capacity of the security’s issuer or guarantor to meet its financial obligations. This analysis includes, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer’s or guarantor’s competitive position within its industry.

The Institutional U.S. Government Fund may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Institutional U.S. Government Fund. The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities. The Institutional U.S. Government Fund’s Board of Directors (the “Board”) has not elected to subject the Portfolio to the liquidity fee or redemption gate provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full

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faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. In addition, a U.S. government guarantee of the securities owned by the Institutional U.S. Government Fund does not guarantee the net asset value of the Fund’s shares.

Institutional Treasury Fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Institutional U.S. Government Fund. The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, the Fund’s investments are subject to “credit risk,” which is the risk that an issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Institutional Treasury Fund. An investment in the Institutional Treasury Fund is subject to income risk, which is the possibility that the Institutional Treasury Fund’s yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of

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historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Both Funds. You could lose money by investing in the Institutional U.S. Government Fund and the Institutional Treasury Fund. Although the Institutional U.S. Government Fund and Institutional Treasury Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

The Institutional U.S. Government Fund may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

The Institutional Treasury Fund may be appropriate for investors seeking current income through a liquid investment.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums. For clients wishing to purchase shares directly from a Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions. The initial purchase and minimum account balance requirement will not apply to purchases of shares by officers and directors of the Company.

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Fund Business Days. The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day on which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail the application, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund, as applicable, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through

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a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund and applicable Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order”. During the 14 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Your redemption request will be priced at the NAV next calculated after the request is received by the Fund. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has

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been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption. If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Between Funds

Shares of each class of the Institutional U.S. Government Fund and Institutional Treasury Fund may be exchanged for shares of the same class of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch Small-Mid Cap Equity Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM website at www.tdamusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account.

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By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. For each of the Institutional U.S. Government Fund and Institutional Treasury Fund, the NAV per share is computed as of 4:00 p.m. (Eastern Time) on each Fund Business Day.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

Like most money market funds, each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Fund to maintain a stable $1.00 share price. The Board has adopted procedures pursuant to which the NAV of a Fund, as determined under the amortized cost method, is monitored in relation to the market value of the Fund.

Dividends

On each day that the NAV of the Institutional U.S. Government Fund and Institutional Treasury Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time).

Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

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Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for those with any income above such levels that is long-term capital gain), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

All or some of the dividends received from the Institutional U.S. Government Fund and the Institutional Treasury Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

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A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Funds’ shares generally do not present risks to other shareholders of the Funds, the Board has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM website at www.tdamusa.com. Information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Fund’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Avenue, New York, NY 10022, is the Funds’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

Each Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Fund, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Funds (or waive fees) in an effort to maintain certain net yields for the Funds. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2015, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.03% (after waivers) with respect to the Institutional U.S. Government Fund; and 0.00% (after waivers) with respect to the Institutional Treasury Fund.

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not

18

exceed 0.20% for the Institutional Class of each Fund and 0.45% for the Institutional Service Class of each Fund (each, an “Expense Cap”). With respect to each Class of each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis for the Board’s approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report dated April 30, 2016.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of June 30, 2016 had total assets under management of approximately $28 billion.

Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Shareholder Servicing

The Company’s Shareholder Servicing Plan permits the Institutional Service Class of each Fund to pay banks, broker-dealers or other financial institutions for shareholder support services they provide, at a rate of 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of each Fund, and TD Bank N.A. (“TD Bank”), an affiliate of the Investment Manager, TD Bank has agreed to provide shareholder services to the Institutional Service Class of each Fund pursuant to the Shareholder Servicing Plan. The Institutional Service Class of each Fund pays a fee (as a percentage of average net assets) of 0.25% to TD Bank under the Shareholder Services Agreement.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of the Institutional U.S. Government Fund and Institutional Treasury Fund, and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to the Institutional Service Class of the Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to the Shareholder Servicing Plan. The Institutional Service Class of the Institutional U.S. Government Fund and Institutional Treasury Fund pays a fee (as a percentage of average net assets) of 0.25% to TD Ameritrade under the Shareholder Services Agreement.

19

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited (except for the period ended April 30, 2016) by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available by visiting www.tdamusa.com. Each Fund’s unaudited financial statements for the semi-annual period ended April 30, 2016 are included in the semi-annual report, which is available by visiting www.tdamusa.com.

	Institutional Class
TDAM Institutional U.S. Government Fund	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.001		0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Total from operations	0.001		0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.001)		(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.001)		(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.07%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$111,495		$124,105		$152,403		$159,154		$156,456		$171,877
Ratio of net expenses to average net assets	0.15	%‡	0.08%		0.06%		0.09%		0.13%		0.13%
Ratio of total expenses to average net assets	0.15	%‡	0.15%		0.15%		0.15%		0.16%		0.16%
Ratio of net investment income to average net assets	0.14	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

	Institutional Service Class
TDAM Institutional U.S. Government Fund	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	0.000	*	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$534,981		$557,944		$588,028		$510,916		$643,949		$497,048
Ratio of net expenses to average net assets	0.28	%‡	0.08%		0.06%		0.09%		0.13%		0.13%
Ratio of total expenses to average net assets	0.40	%‡	0.40%		0.40%		0.40%		0.41%		0.41%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

ˆ	For the six-month period ended April 30, 2016.
*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
‡	Annualized.
(1)	Prior to the year October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FINANCIAL HIGHLIGHTS (concluded)

	Institutional Service Class
TDAM Institutional Treasury Obligations Money Market Fund	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	0.000	*	(0.000	)*	(0.000	)*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000	)*	(0.000	)*	—		—		(0.000	)*	(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Net assets end of period (000)	$210,913		$243,191		$226,884		$86,784		$378,961		$136,057
Ratio of net expenses to average net assets	0.24	%‡	0.06%		0.03%		0.08%		0.09%		0.11%
Ratio of total expenses to average net assets	0.40	%‡	0.41%		0.42%		0.43%		0.44%		0.43%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.01%

ˆ	For the six-month period ended April 30, 2016.
*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
‡	Annualized.
(1)	Prior to the year October 31, 2012, per share amounts were calculated based on average shares outstanding.

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FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (and is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031

Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA03

TD Asset Management

PROSPECTUS

October 4, 2016

TD Asset Management USA Funds Inc.

TDAM Institutional U.S. Government Fund
    – Commercial Class (TGCXX)

TDAM Institutional Treasury Obligations Money Market Fund
    – Commercial Class (TTCXX)

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
                  NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD ASSET MANAGEMENT USA FUNDS INC.

2

SUMMARY

TDAM Institutional U.S. Government Fund

Investment Objective

The TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional U.S. Government Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.40%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.05%
Total Other Expenses		0.30%
Total Annual Fund Operating Expenses		0.80%

Example

This Example is intended to help you compare the cost of investing in the Institutional U.S. Government Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional U.S. Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional U.S. Government Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$82	$255	$444	$990

Investment Strategies

The Institutional U.S. Government Fund is a money market fund. The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. In addition, the Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities.

Principal Risks

Interest Rate Risk — The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover,
3

while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk — Fixed income investments involve credit risk. This is the risk that the issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Institutional U.S. Government Fund to reinvest assets in lower yielding securities.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

You could lose money by investing in the Institutional U.S. Government Fund. Although the Institutional U.S. Government Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional U.S. Government Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table shows average annual total returns of the Commercial Class of the Institutional U.S. Government Fund. Of course, past performance is not necessarily an indication of how the Institutional U.S. Government Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional U.S. Government Fund — Commercial Class

4

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 6/30/10) and 0.00% (for the quarter ended 3/31/09), respectively.

Year-to-Date Return (9/30/16): 0.01%

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (November 14, 2008)
Institutional U.S. Government Fund — Commercial Class	0.01%	0.01%	0.02%

(1)	As of 12/31/15, the 7-day yield for the Institutional U.S. Government Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. is the Institutional U.S. Government Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail. For more information on how to purchase, sell or exchange shares, you should contact your salesperson or financial intermediary.

Balance Minimums. For clients wishing to purchase shares directly from the Institutional U.S. Government Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional U.S. Government Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional U.S. Government Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional U.S. Government Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional U.S. Government Fund and its related companies may pay the financial intermediary for the sale of Institutional U.S. Government Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional U.S. Government Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

TDAM Institutional Treasury Obligations Money Market Fund

Investment Objective

The TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”) seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Institutional Treasury Fund.

	Commercial Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.10%
Distribution (12b-1) Fees		0.50%
Other Expenses
Shareholder Servicing Fees	0.25%
All Other Expenses	0.06%
Total Other Expenses		0.31%
Total Annual Fund Operating Expenses		0.91%

Example

This Example is intended to help you compare the cost of investing in the Institutional Treasury Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Institutional Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Institutional Treasury Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Commercial Class	$93	$290	$504	$1,120

Investment Strategies

The Institutional Treasury Fund is a money market fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, TDAM USA Inc., the Institutional Treasury Fund’s investment manager (the “Investment Manager” or “TDAM”), tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Income/Interest Rate Risk — The income from the Institutional Treasury Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives

6

and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates. Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Repurchase Agreements Risk — Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund will be exposed to the credit of the counterparties to repurchase agreements and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. If the counterparty to a repurchase agreement fails to repurchase the underlying securities and the value of the underlying securities decreases, the Fund could experience a loss.

You could lose money by investing in the Institutional Treasury Fund. Although the Institutional Treasury Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Performance

The following bar chart and table illustrate the risks of investing in the Commercial Class of the Institutional Treasury Fund. The bar chart shows changes in the Commercial Class’ performance from year to year. The table shows average annual total returns of the Institutional Treasury Fund. Of course, past performance is not necessarily an indication of how the Institutional Treasury Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN as of 12/31 each year

Institutional Treasury Fund — Commercial Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 0.01% (for the quarter ended 12/31/15) and 0.00% (for the quarter ended 3/31/09), respectively.

Year-to-Date Return (9/30/16): 0.01%

7

AVERAGE ANNUAL TOTAL RETURN for the periods ended 12/31/15(1)

	1 Year	5 Years	Since Inception (November 14, 2008)
Institutional Treasury Fund — Commercial Class	0.02%	0.01%	0.01%

(1)	As of 12/31/15, the 7-day yield for the Institutional Treasury Fund — Commercial Class was 0.01%.

Investment Manager

TDAM USA Inc. is the Institutional Treasury Fund’s investment manager.

Purchase and Sale of Portfolio Shares

You may purchase or sell (redeem) your shares on any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open. You may sell shares by phone or by mail. For more information on how to purchase, sell or exchange shares, you should contact your salesperson or financial intermediary.

Balance Minimums. For clients wishing to purchase shares directly from the Institutional Treasury Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional Treasury Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund. The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Tax Information

The Institutional Treasury Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan. However, all or some of the dividends received from the Institutional Treasury Fund may be exempt from individual state and/or local income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Institutional Treasury Fund through a broker-dealer or other financial intermediary (such as a bank), the Institutional Treasury Fund and its related companies may pay the financial intermediary for the sale of Institutional Treasury Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Institutional Treasury Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DETAILS ABOUT THE FUNDS

Fund Overview

The Institutional U.S. Government Fund and the Institutional Treasury Fund (each, a “Fund” and together, the “Funds”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). This prospectus relates to the Commercial Class of each of the Institutional U.S. Government Fund and the Institutional Treasury Fund (each a “Class”). Each Fund offers one or more share classes through a separate prospectus.

Investment Objectives

Each Fund seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that a Fund will be able to maintain a stable share price.

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

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Investment Strategies

Each Fund is a money market fund. Each Fund invests in high quality money market securities that the Investment Manager has determined are eligible securities. An eligible security is a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to a Fund, a security issued by a registered investment company that is a money market fund, or a government security.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Fund acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Fund’s holding period. Particular types of money market securities are described in the Funds’ Statement of Additional Information (“SAI”). The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. “Government security” means any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. However, not all of the U.S. government obligations in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government, as discussed below under “Institutional U.S. Government Fund.” The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash.

As money market funds, the Funds comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Fund maintains an average portfolio maturity of 60 days or less (weighted by the relative values of its holdings), and does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Fund invests only in securities that, at the time of purchase, are eligible securities in the judgment of the Fund’s Investment Manager. In determining whether a security presents minimal credit risks to a Fund, and therefore may be considered an eligible security, the Investment Manager analyzes the capacity of the security’s issuer or guarantor to meet its financial obligations. This analysis includes, to the extent appropriate, consideration of the following factors with respect to the security’s issuer or guarantor: (i) financial condition; (ii) sources of liquidity; (iii) ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (iv) strength of the issuer or guarantor’s industry within the economy and relative to economic trends, and issuer’s or guarantor’s competitive position within its industry.

The Institutional U.S. Government Fund may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

Institutional U.S. Government Fund. The Institutional U.S. Government Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the Institutional U.S. Government Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in government securities and/or repurchase agreements that are collateralized by government securities. The Institutional U.S. Government Fund’s Board of Directors (the “Board”) has not elected to subject the Portfolio to the liquidity fee or redemption gate provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full

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faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corp.) historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. In addition, a U.S. government guarantee of the securities owned by the Institutional U.S. Government Fund does not guarantee the net asset value of the Fund’s shares.

Institutional Treasury Fund. The Institutional Treasury Fund invests 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash. This investment policy can be changed by the Institutional Treasury Fund upon 60 days’ notice to shareholders. In selecting investments for the Institutional Treasury Fund, the Investment Manager tries to increase income, without adding undue risk, by analyzing yields. The Investment Manager manages the maturity of the Institutional Treasury Fund and its portfolio to maximize the Institutional Treasury Fund’s yield based on current market interest rates and the Investment Manager’s outlook on the market, subject to the legal requirements applicable to money market funds. The Institutional Treasury Fund’s Statement of Additional Information (“SAI”) contains more information about the investments and strategies described in this Prospectus.

Principal Risks

Institutional U.S. Government Fund. The income from the Institutional U.S. Government Fund will vary with changes in prevailing interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

In addition, the Fund’s investments are subject to “credit risk,” which is the risk that an issuer or credit enhancer will be unable, or will be perceived to be unable, to repay its coupon or maturity in full on a timely basis. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The Institutional U.S. Government Fund reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the Institutional U.S. Government Fund may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Institutional Treasury Fund. An investment in the Institutional Treasury Fund is subject to income risk, which is the possibility that the Institutional Treasury Fund’s yield will decline due to falling interest rates. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuation as a result of changes in interest rates. There may be a greater risk of rising interest rates due to the current period of

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historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed-income securities may be more sensitive to changes in interest rates.

Although the Institutional Treasury Fund’s U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Both Funds. You could lose money by investing in the Institutional U.S. Government Fund and the Institutional Treasury Fund. Although the Institutional U.S. Government Fund and Institutional Treasury Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Who May Want to Invest

The Institutional U.S. Government Fund may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

The Institutional Treasury Fund may be appropriate for investors seeking current income through a liquid investment.

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Funds directly from the Funds or through authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Funds’ principal underwriter (collectively, “Financial Intermediaries”).

Balance Minimums. For clients wishing to purchase shares directly from a Fund, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds and various classes of these funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch U.S. Small-Mid Cap Equity Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Funds reserve the right to redeem, upon not less than 30 days’ written notice, all shares in a shareholder’s account that falls below the combined minimum account balance due to redemptions. The initial purchase and minimum account balance requirement will not apply to purchases of shares by officers and directors of the Company.

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Fund Business Days. The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Fund Business Day”). In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Fund may close early on any Fund Business Day on which the Securities Industry and Financial Markets Association recommends that the bond markets close early. In addition, Fund shares cannot be purchased by Federal Reserve wire on Federal Reserve holidays on which wire transfers are restricted.

How to Buy Shares

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Fund. There is no sales charge to buy shares of a Fund.

Each Fund reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Directly from the Funds

If you would like to purchase shares of a Fund directly and you do not already have an account with the Funds, you need to open an account with the Funds by completing and signing a New Account Application. To request an application, please visit www.tdamusa.com or call (866) 416-4031. Mail the application, together with your check to TD Asset Management USA Funds Inc., P.O. Box 182300, Columbus, OH 43218-2300.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler’s checks or money orders will be accepted. Additionally, bank starter checks are not allowed for the initial purchase into a Fund. All checks must be made payable to either the name of the specific Fund or TD Asset Management USA Funds Inc. Investments that are received in an unacceptable form will be returned.

The Funds will not accept a P.O. Box as a primary residence. A physical address must be used. A P.O. Box may be used as a mailing address only. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity.

By Mail

To purchase shares by mail, simply complete the New Account Application. Please include the name of the Fund and Class in which you intend to invest, make a check payable to the TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund, as applicable, and mail the form and check to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

By Wire

After the Fund has received your completed account application, you may wire funds to open or add shares to your account. Before sending a wire, please call (866) 416-4031 to place your transaction with the Fund. Please note that your bank may charge a wire fee.

Clients of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Funds’ transfer agent. In addition, Financial Intermediaries may charge their clients a fee for their services, no part of which is received by a Fund.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Fund. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this Prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Fund through

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a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Certain shareholder services, such as periodic investment programs, may not be available to clients of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Funds may confirm purchases and redemptions of a Financial Intermediary’s clients directly to the Financial Intermediary, which in turn will provide its clients with confirmation and periodic statements. The Funds are not responsible for the failure of any Financial Intermediary to carry out its obligations to its client.

If you purchase shares through a Financial Intermediary, your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Fund holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary.

For more information on purchasing shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Fund Business Day.

The Funds may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances. Each Fund reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund’s NAV per share.

Directly from the Funds

By Mail

Redemption requests should reference the TDAM Institutional U.S. Government Fund or TDAM Institutional Treasury Fund and applicable Class and be mailed to:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, OH 43218-2300

The selling price of the shares being redeemed will be the applicable Class’ per share NAV next calculated after the receipt of all required documents in “Good Order.” “Good Order” means that the request must include:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The number of shares to be sold or the dollar value of the amount to be redeemed;
4.	The signatures of all account owners exactly as they are registered on the account;
5.	Any required medallion signature guarantees; and
6.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Redemption proceeds will be sent to the shareholder(s) of record at the address of record upon receipt of all required documents in “Good Order”. During the 14 days following a change of address, requests for redemption checks to be sent to a new address will require a medallion signature guarantee.

By Telephone

You may redeem your shares in a Fund by calling (866) 416-4031. Your redemption request will be priced at the NAV next calculated after the request is received by the Fund. Redemption proceeds must be transmitted directly to you or your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Funds’ transfer agent within 15 days prior to the request for redemption.

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If you purchased your shares by check and then redeem all, or a portion, of your shares before the check has cleared, redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV.

By Wire

You may request that the redemption proceeds be wired to your designated bank account if it is maintained at a member bank or a correspondent of a member bank of the Federal Reserve System. Your bank may charge a fee for incoming wires.

Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Funds’ transfer agent. For your protection, a Fund may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

For more information on selling shares through your Financial Intermediary, please contact your Financial Intermediary directly.

How to Exchange Between Funds

Shares of each class of the TDAM Institutional U.S. Government Fund and TDAM Institutional Treasury Fund may be exchanged for shares of the same class of the other Fund or for shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Short-Term Bond Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund and Epoch Small-Mid Cap Equity Fund. An exchange involves the redemption of Fund shares and the purchase of shares of the other fund at their respective NAVs after receipt of an exchange request in proper form. Each Fund reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange. Fees and expenses of the other funds may be different. For more information on such fees and expenses, please review this Prospectus and prospectuses of the other funds, each of which can be viewed online or downloaded from the TDAM website at www.tdamusa.com.

Directly with the Funds

By Mail

Exchange requests may be sent via mail and must contain the following:

1.	Your account number;
2.	The Social Security number or Tax Identification Number on the account;
3.	The names of the Fund(s) and Class(es) to be exchanged;
4.	The dollar value of the amount to be exchanged; and
5.	The signatures of all account owners exactly as they are registered on the account.

By Telephone

You may exchange Fund shares by calling (866) 416-4031. You must be a shareholder or authorized person on the account in question.

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Clients of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares through your Financial Intermediary, please contact your Financial Intermediary directly.

SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Funds do not issue share certificates but record your holdings in non-certificated form. Your Fund activity is reflected in your account statement. The Funds provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and Prospectus of the Funds, and any proxy statement or information statement relating to the Funds, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to the Fund or your Financial Intermediary, as applicable. The Fund or your Financial Intermediary, as the case may be, will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

The price at which shares of each Fund are purchased or redeemed is equal to the NAV per share of the Fund as determined on the effective date of the purchase or redemption. The NAV per share is computed by dividing the net assets of each class, less its liabilities, by the total number of shares outstanding of such class at the time of such computation. The NAV per share for each Fund is computed as of 4:00 p.m. (Eastern Time) on each Fund Business Day.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency, or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

Like most money market funds, each Fund values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or accretion of discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Fund to maintain a stable $1.00 share price. The Board has adopted procedures pursuant to which the NAV of a Fund, as determined under the amortized cost method, is monitored in relation to the market value of the Fund.

Dividends

On each day that the NAV of each Fund is determined, such Fund’s net investment income will be declared daily at 4:00 p.m. (Eastern Time).

Shareholders begin earning dividends on the business day that their order and payment are received by a Fund. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Fund will be distributed at least annually.

Dividends are declared daily and are paid and reinvested monthly. Dividends and distributions from a Fund will be reinvested in additional full and fractional shares of the same Fund at the NAV determined on the payable date. You may elect to receive any monthly dividend in cash by submitting a written election to the Fund or your Financial Intermediary, as applicable, prior to the posting date of the specific month to which the election to receive cash relates.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

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Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Distributions of net long-term capital gains, if any, realized by a Fund are taxable to individual shareholders of a Fund as long-term capital gains (at a rate of 15% for individuals with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for those with any income above such levels that is long-term capital gain), regardless of the length of time the shareholder may have held shares in the Fund at the time of the distribution. Due to the nature of the Funds’ investments, corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Fund. In addition, dividends paid by a Fund will not qualify for the long-term capital gains tax rate applicable to certain dividends.

Dividends and other distributions by a Fund are generally treated as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a Fund not later than such December 31, provided such dividend is actually paid by a Fund during January of the following calendar year.

All or some of the dividends received from the Institutional U.S. Government Fund and the Institutional Treasury Fund may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent such interest relates to the exempt interest dividends received from the Fund.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Funds in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

In order to qualify for a potential exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through a Financial Intermediary, the Financial Intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their Financial Intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account

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holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Funds are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Funds’ shares generally do not present risks to other shareholders of the Funds, the Board has determined that, at the present time, the Company need not adopt policies and procedures to prevent frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available (i) in the Funds’ SAI and (ii) on the TDAM website at www.tdamusa.com. Information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the website www.tdamusa.com as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed, in accordance with Rule 2a-7 under the 1940 Act. The Company also will publish on the website each Fund’s month-end top ten holdings, generally with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current.

FUND MANAGEMENT

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”), located at 399 Park Ave., New York, NY 10022, is the Funds’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for that Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

Each Fund pays a management fee (as a percentage of average net assets) to the Investment Manager for its services accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each Fund, 0.09% of the next $1 billion, and 0.08% of assets over $2 billion. The Investment Manager and its affiliates from time to time may assume certain expenses of the Funds (or waive fees) in an effort to maintain certain net yields for the Funds. Accordingly, any expense reduction will have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time.

For the fiscal year ended October 31, 2015, the Funds paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: 0.03% (after waivers) with respect to the Institutional U.S. Government Fund; and 0.00% (after waivers) with respect to the Institutional Treasury Fund.

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.85% for the Commercial Class of the Institutional U.S. Government Fund, and 0.95% for the Commercial Class of the Institutional Treasury Fund (each, an “Expense Cap”). With respect to each Class of each Fund, any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the

17

end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time upon notifying investors.

A discussion regarding the basis for the Board’s approval of the investment advisory contract of the Funds is available in the Funds’ semi-annual report dated April 30, 2016.

In addition to the Funds, the Investment Manager currently serves as investment manager to other series of the Company, institutional accounts, high net worth individual accounts, and certain other accounts, and, as of June 30, 2016 had total assets under management of approximately $28 billion.

Administrator

As administrator, TDAM provides certain services to the Funds. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Citi Fund Services Ohio, Inc. (“Citi”) whereby Citi performs certain administrative services for the Funds. TDAM pays Citi’s fees for providing these services.

Distributor

SEI Investments Distribution Co. acts as distributor of the Funds’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Funds’ Distribution Plan under Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) permits the Commercial Class of the Institutional U.S. Government Fund to pay from its assets, distribution fees for the sale and distribution of shares at a rate not to exceed 0.40% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund to pay from its assets, distribution fees at a rate not to exceed 0.50% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to financial institutions (which may include affiliates of the Investment Manager and banks), including TD Bank, N.A. (“TD Bank”), TD Ameritrade Inc., and your Financial Intermediary, pursuant to the terms of selling agreements, selected dealer agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the Commercial Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM or any successor investment adviser or administrator (“Successor”), may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement to such financial institutions (which may include affiliates of the Investment Manager and banks) including TD Bank, TD Ameritrade Inc. and your Financial Intermediary or others who, in TDAM’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Company’s Shareholder Servicing Plan permits the Commercial Class of each Fund to pay banks, broker-dealers or other financial institutions for shareholder support services they provide, at a rate of 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of each Fund, and TD Bank, an affiliate of the Investment Manager, TD Bank has agreed to provide shareholder services to its customers that are shareholders of the Commercial Class of each Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Bank under the Shareholder Services Agreement.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of each Fund and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to its clients that are shareholders of the Commercial Class of each Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Ameritrade under the Shareholder Services Agreement.

18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the indicated periods. Certain information reflects financial results for a single share of each Fund. The total return amounts in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited (except for the period ended April 30, 2016) by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the annual report, which is available by visiting www.tdamusa.com. Each Fund’s unaudited financial statements for the semi-annual period ended April 30, 2016 are included in the semi-annual report, which is available by visiting www.tdamusa.com.

	Commercial Class
TDAM Institutional U.S. Government Fund	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	—		—		—		—		—		—
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.00%		0.01%		0.01%		0.01%		0.01%		0.03%
Net assets end of period (000)	$385,175		$285,362		$334,534		$302,023		$300,052		$280,239
Ratio of net expenses to average net assets	0.29	%‡	0.08%		0.06%		0.09%		0.13%		0.13%
Ratio of total expenses to average net assets	0.80	%‡	0.80%		0.80%		0.80%		0.81%		0.81%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.03%

	Commercial Class
TDAM Institutional Treasury Obligations Money Market Fund	2016ˆ		2015		2014		2013		2012		2011
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Net investment income(1)	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Net realized gains (losses) on investments	0.000	*	0.000	*	0.000	*	(0.000	)*	(0.000	)*	0.000	*
Total from operations	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*	0.000	*
Dividends from net investment income	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Distributions from net realized gains	(0.000	)*	(0.000	)*	—		—		(0.000	)*	(0.000	)*
Total dividends and distributions	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*	(0.000	)*
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return†	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Net assets end of period (000)	$591,802		$593,788		$546,433		$399,887		$351,633		$293,060
Ratio of net expenses to average net assets	0.25	%‡	0.06%		0.03%		0.07%		0.09%		0.10%
Ratio of total expenses to average net assets	0.90	%‡	0.91%		0.92%		0.93%		0.95%		0.93%
Ratio of net investment income to average net assets	0.01	%‡	0.01%		0.01%		0.01%		0.01%		0.01%

ˆ	For the six-month period ended April 30, 2016.
*	Amount represents less than $.001 per share.
†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any.
‡	Annualized.
(1)	Prior to the year October 31, 2012, per share amounts were calculated based on average shares outstanding.

19

FOR MORE INFORMATION

More information on the Funds is available upon request, including the following:

Shareholder Reports. Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI includes more information about the Funds and their policies. The SAI is on file with the SEC and is incorporated by reference into (and is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Funds, and make shareholder inquiries by contacting your financial intermediary or the Funds at the address or telephone number below or by visiting the website provided below:

TD Asset Management USA Funds Inc.
P.O. Box 182300
Columbus, Ohio 43218-2300
Phone: (866) 416-4031
Internet site: http://www.tdamusa.com

Text-only versions of the Funds’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Funds’ prospectus and other documents pertaining to the Funds also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Fund, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Funds are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TDAMSTA04

TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
October 4, 2016

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
Investor Class (WTOXX)
Premium Class (NPLXX)
Class A (TDAXX)
Select Class (TDSXX)

TDAM U.S. Government Portfolio
Investor Class (WTUXX)
Class A (TDUXX)

TDAM Municipal Portfolio
Investor Class (WTMXX)
Class A (TDIXX)

TDAM California Municipal Money Market Portfolio
Investor Class (WCAXX)
Class A (TDCXX)

TDAM New York Municipal Money Market Portfolio
Investor Class (WNYXX)
Class A (TDYXX)

399 Park Avenue
New York, New York 10022
(800) 669-3900

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated October 4, 2016 (the “Prospectus”) for the TDAM Money Market Portfolio (the “Money Market Portfolio”), the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Portfolio’s financial statements and financial highlights for the fiscal year ended October 31, 2015, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report and incorporated herein by reference. Each Portfolio’s unaudited financial statements and unaudited financial highlights for the six-months ended April 30, 2016 are included in the Portfolios’ Semi-Annual Report and incorporated herein by reference.

To obtain a free copy of the Prospectus or the Portfolios’ Annual or Semi-Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call TD Ameritrade at (800) 669-3900, or visit the following website: http://tdamusa.com.

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio offers two or more classes of shares. This SAI pertains to all classes of the Portfolios.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio is “diversified” as that term is defined in the Investment Company Act. Each of the California Portfolio and the New York Portfolio is “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or class of shares (“Class”), means respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. Although the U.S. government or its agencies currently provide additional financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Illiquid Securities

Each Portfolio may invest up to 5% of its total assets in illiquid securities. The term “illiquid securities” is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Portfolio. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Company’s Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 5% of its total assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Neither the California Portfolio nor the New York Portfolio have purchased Auction Rate Securities as part of the 5% limit on illiquid securities and it is not expected that either Portfolio will be purchasing Auction Rate Securities in the future.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed on the following page.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment. However, pursuant to the American Recovery and Reinvestment Act of 2009, no bond issued after December 31, 2008, and before January 1, 2011, will be considered a private activity bond.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities.

Maturity of the securities subject to repurchase may exceed one year. Each Portfolio may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller, a Portfolio might have expenses in enforcing its rights under the repurchase agreement, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. In the event of a bankruptcy or other default of a buyer, a Portfolio might have expenses in enforcing its rights under the reverse repurchase agreement.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Investment Manager, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. An eligible security is (i) a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the relevant Portfolio, which determination must include an analysis of the capacity of the issuer or guarantor to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the issuer’s or guarantor’s financial condition, sources of liquidity, ability to react to future market-wide and issuer- or guarantor-specific events, and the strength of the issuer’s or guarantor’s industry; (ii) a registered investment company that is a money market fund; or (iii) a government security.

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Under the applicable liquidity requirements of Rule 2a-7, each Portfolio (except the Municipal Portfolio, the California Portfolio and the New York Portfolio) must hold at least 10% of its assets in “daily liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, securities for which the Portfolio has a legal right to receive cash in one business day, and amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. Each Portfolio must also hold at least 30% of its assets in “weekly liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, securities for which the Portfolio has a legal right to receive cash within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Each Portfolio will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less, all calculated as described in Rule 2a-7. For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Section 4(a)(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(a)(2) paper. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(a)(2) paper to be liquid. However, pursuant to procedures adopted by the Board, if an investment in Section 4(a)(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 5% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(a)(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes and, in the case of the California Portfolio and the New York Portfolio, to California state or New York State (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate-or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the fundamental investment restrictions of each Portfolio. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following investment restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(a)(2) of the Securities Act (Section 4(a)(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Board;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions, developments in municipal bankruptcies and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions including issuers of obligations held by the California Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions including issuers of obligations held by the California Portfolio.

The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Company nor its legal counsel has independently verified this information.

Overview

The State labor market conditions have improved significantly since the depths of the recession. As of November 2015, the State’s unemployment rate was 5.7 percent, approximately 0.7 percent higher than the national average of 5.0 percent, and less than the State’s 6.1 percent unemployment rate before the recession at the beginning of 2008.

The California economy also continues to recover from the 2008 recession. Although the State has faced serious budgetary problems in the past resulting from structural imbalances, the State significantly improved its general fiscal condition with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (collectively known as “Proposition 30”). As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in

November 2013 that the State’s budgetary condition was stronger than at any point in the preceding decade and that the State no longer had a structural imbalance in its budget. See “The State Budget — Constraints on the State Budget — Proposition 30” below.

The adopted State budget for fiscal year 2015-16 (the “2015-16 Budget Act”), which began with a surplus of approximately $2.4 billion at June 30, 2015, was projected to leave a fiscal year-end reserve in the Special Fund for Economic Uncertainties (the “SFEU”) of approximately $1.1 billion at June 30, 2016. The Governor revised the projected June 30, 2016 SFEU balance upward in his proposed 2016-17 State budget to be approximately $4.5 billion, resulting from an all-time high in capital gains revenue in calendar year 2015. The projected budget results demonstrate continued improvement in the State’s fiscal condition. If the results are realized, the 2015-16 Budget will represent the fourth consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period of balanced budgets.

Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened, albeit improving, economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.

Economic Factors

California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 United States Census. The July 2015 estimate of the State’s population is 38.9 million, which represents approximately 12 percent of the total United States population.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

California’s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The rate has improved thereafter with the State’s unemployment falling to 5.7 percent in November 2015, compared with the United States unemployment rate, which was 5.0 percent in November 2015.

State personal income declined by 3.7 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. Between 2009 and 2013, State personal income rose approximately 5.1 percent annually. In 2011, State personal income surpassed pre-recession, 2008 levels. The Department of Finance estimated that personal income increased approximately 4.7 percent in 2014. As of September 2015, the State had projected personal income to grow by 4.8 percent in 2015 and 5.2 percent in 2016.

In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. However, substantial gains in taxable sales have occurred since 2009. Taxable sales increased from the previous year by approximately 4.3 percent and 9.1 percent in 2010 and 2011, respectively. Taxable sales during 2012 and 2013 further increased approximately 7.2 percent and 5.8 percent from the previous year, respectively, recovering to approximately the same level as taxable sales in 2008. The Department of Finance estimated that taxable sales increased approximately 5.4 percent in 2014. As of November 2015, the State had projected taxable sales to grow by 4.3 percent in 2015 and 5.3 percent in 2016.

The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In October 2015, this number had increased to $475,990, which was an increase of 5.7 percent from a year earlier. Still, the Department of Finance reported in December 2015 that this median price is lower than the pre-recession peak median price of $594,530.

Residential building permitting, which suffered a long, steady decline from calendar years 2006 through 2009, increased steadily over the past several years, from 44,762 in 2010 to 85,846 in 2014, representing an average annual increase of approximately 22.9 percent. In October 2015, 83,000 annualized residential permits were issued in California. The year-to-date average of the total residential permits was 99,000, up approximately 15.3 percent from the same period in 2014.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of State Treasury General Fund (the “General Fund”) revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments — Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Limitations on the State’s Ability to Transfer Funds from Local Agencies. On November 2, 2010, voters in the State approved Proposition 22. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for state-mandated costs (the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote were Proposition 26 in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.

With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimated in November 2015 that the State was $18.4 billion under the limit in fiscal year 2013-14 and projected the State would be approximately $11.2 billion and $9.8 billion under its limit in fiscal years 2014-15 and 2015-16, respectively.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to July 1, 2015, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $87.0 billion. This outstanding debt consists of approximately $76.0 billion of general obligation bonds and approximately $11.0 billion of lease-revenue bonds. Moreover, as of July 1, 2015, the State had approximately $33.5 billion of authorized and unissued General Fund-supported general obligation bonds ($29.5 billion) and lease revenue bonds ($4.0 billion).

Based upon estimates included in the State’s most recent general obligation bond disclosure, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately 5.4 percent of General Fund revenues in fiscal year 2016-16 and 5.2 percent of General Fund revenues in fiscal year 2016-17. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”

Future Bond Issuance Plans. As the State had approximately $33.5 billion of authorized but unissued General Fund-supported debt as of July 1, 2015, the amount of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon estimates from the Department of Finance, approximately $3.7 billion of such obligations will be issued in fiscal year 2015-16 (consisting of approximately $3.3 billion of general obligation bonds and approximately $420 million of lease revenue bonds). However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $5.5 billion of revenue anticipation notes for fiscal year 2013 14 (which have been repaid) and $2.8 billion of revenue anticipation notes for fiscal year 2014 15. For the first time since 2000 – 2001, the State is not expected to issue revenue anticipation notes in 2015 2016. The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For information regarding the State’s recent cash management programs, see “Recent Financial Results” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of June 30, 2015, the State Department of Water Resources had approximately $7.6 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $3.4 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with almost

$16.0 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of June 30, 2015. None of these revenue bonds are backed by the State’s faith and credit or taxing power.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. Based on the most recent figures provided in the Governor’s proposed 2016-17 State budget, these sources are expected to contribute approximately 67.6 percent, 21.0 percent and 8.6 percent, respectively, of total General Fund revenues and transfers in fiscal year 2015-16. The State’s personal income tax structure is highly progressive, with the top 1 percent of taxpayers paying approximately 45.5 percent of the total personal income tax in tax year 2013. The personal income tax was made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar year 2012), resulting in an income tax of 12.3 percent on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile.

Along with personal income taxes, sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected during the State’s recovery from the recent recession. Total personal income taxes, sales and use taxes and corporation taxes went from approximately $92.6 billion in fiscal year 2007-08 to approximately $76.7 billion in fiscal year 2008-09, recovering to approximately $98.4 billion in fiscal year 2013-14. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.

The State is required to maintain the SFEU, derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. As of June 30, 2011 and 2012, recurring cash flow shortfalls resulted in SFEU deficits of approximately $3.9 billion and $3.6 billion, respectively. SFEU balances have improved with higher than expected capital gains revenue in recent years. Estimated SFEU balances as of June 30, 2013, 2014 and 2015 were $254 million, $2.9 billion and $2.4 billion, respectively. The 2015-16 Budget Act projected an SFEU balance of approximately $1.1 billion as of June 30, 2016 although, again due to larger-than-expected capital gains revenue, the Governor’s proposed 2016-17 State budget revised each projection to be approximately $4.2 billion, cautiously noting that capital gains revenue is very volatile and that the seven-year economic expansion was already two years beyond the average expansion. See “2015-16 Budget Act — General Fund Budget Summary” below.

The last five budget acts were each enacted timely. Further, with the approval by the voters of Proposition 30 in November 2012, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in November 2013 that the State’s budgetary condition was stronger at that time than at any point in the preceding decade and that there is no longer a structural imbalance in the State’s budget. See “The State Budget — Constraints on the State Budget — Proposition 30” below.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2015-16 Budget Act provides approximately 42.8 percent of General Fund revenues in fiscal year 2015-16 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2015-16, the Proposition 98 Guarantee is $68.4 billion, of which $49.4 billion is payable from the General Fund, although the Governor’s proposed 2016-17 State budget revises such estimates to be approximately $69.2 billion and $50.0 billion, respectively. The 2015-16 Budget Act Proposition 98 Guarantee level is an increase of $7.6 billion over the 2014-15 Budget Act level. This Proposition 98 Guarantee level reflects an increase of more than $4.7 billion in General Fund revenues in fiscal year 2014-15 from the prior fiscal year, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30 and

Proposition 39. In prior years, the State Legislature has approved deferrals of the Proposition 98 Guarantee to satisfy budget shortfalls. The 2015-16 Budget Act repays approximately $897 million of such deferred Proposition 98 payments to schools and community colleges. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. Fiscal year 2015-16 General Fund contributions to CalPERS and CalSTRS (as of November 2015) are estimated to be approximately $2.9 billion and $1.9 billion, respectively. The combined contributions represent approximately 4.2 percent of all General Fund expenditures for fiscal year 2015-16. The State also provides other post-employment health care and dental benefits to state to its employees and certain of their spouses and dependants (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. In November 2015, fiscal year 2015-16 General Fund contributions to OPEB (as of November 2015) were estimated to be approximately $1.87 billion or 1.6 percent of the total General Fund expenditures shown in the 2015-16 Budget Act.

The most recent actuarial valuation released by the CalPERS Board showed, as of June 30, 2014, an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $43.3 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets (“AVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2014 at $72.7 billion on an AVA basis, and $61.8 billion on an MVA basis. The State’s most recent OPEB actuarial accrued liability report estimated an approximately $71.8 billion unfunded actuarial accrued liability as of June 30, 2014 (compared to $64.6 billion estimated as of June 30, 2013).

The recent economic recession has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.

As of June 30, 2014, CalPERS had 5-year and 10-year time weighted average returns of 12.5 and 7.2 percent, respectively, and CalSTRS had 5-year and 10-year time weighted average returns of 13.7 and 7.6 percent, respectively. The most recent CalPERS and CalSTRS investment returns have been below the assumed rate of return. On July 13, 2015, CalPERS reported a 2.4 percent return on investments for the twelve months ended June 30, 2015, and on July 17, 2015 CalSTRS reported a 4.8 percent return on investments for the same period compared with 18.4 and 18.7 percent in fiscal year 2013-14, respectively. There can be no assurance that this type of performance will continue.

In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In February 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (2.1 years for men; 1.6 years for women) and to fully phase in the resulting increased costs to the State (of approximately $1.2 billion per year) within 3 years. In April 2014, CalPERS adopted a new annual state contribution rate of $4.3 billion, an increase of more than $450 million. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

In June 2014, the Governor signed Chapter 47, Statutes of 2014 (“AB 1469”), which increased statutorily required contributions to CalSTRS from the state, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan includes additional increases in contribution rates for the state, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46. The 2014-15 Budget Act also included a plan to fully fund CalSTRS in approximately 30 years.

Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit liabilities. The credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. Recently, a federal bankruptcy court has suggested that CalPERS contracts may be subject to adjustment in bankruptcy. Any definitive ruling might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. There can be no assurance that the fiscal stress and cash pressures currently facing certain of the State’s localities will not continue or become more difficult, particularly if the economic recovery falters.

Pension Reform. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and did not have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declared legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS. Accordingly, the legislature passed and the Governor signed AB 1469 in June 2014. See “— Local” above.

The Legislative Analyst’s Office (LAO)’s analysis of PEPRA concluded that the legislation would have little or no immediate effect on State finances. However,, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. Costs for OPEB are not addressed in PEPRA.

There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had only been met 12 times in the preceding three decades. Following enactment of Proposition 25, the Legislature has approved and Governor Brown has signed the five consecutive Budget Acts before the start of each such fiscal year.

Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.

Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget Act, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. The 2014-15 Budget Act and the 2015-16 Budget Act each allocated transfers to the BSA. Funding for the BSA is estimated by the 2015-16 Budget Act to be approximately $1.6 billion as of June 30, 2015 and approximately $3.5 billion as of June 30, 2016 although, due to higher than expected capital gains revenue, the Governor’s proposed 2016-17 State budget revised such projections to be approximately $4.5 billion and $8.0 billion, respectively. In November 2014, voters approved a constitutional amendment (“Proposition 2”) intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “Revisions to Balanced Budget Amendment” below. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

Revisions to Balanced Budget Amendment. Proposition 2 was approved by voters in November 2014. Certain provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. Beginning with the 2015-16 fiscal year, Proposition 2 requires that, among other things: deposits be made into the BSA whenever capital gains revenues rise to more than 8 percent of General Fund tax revenues; 1.5 percent of annual General Fund revenues be set aside each year; half of each year’s deposit through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities, after which at least half of each year’s deposit must be saved, with the remainder used for supplemental debt payments or savings; that the maximum size of the BSA be increased 10 percent of General Fund revenues; withdrawal of funds be only for a disaster or if spending remains at or below the highest level of spending from the prior three years; the maximum amount that could be withdrawn in the first year of a recession be limited to half of the BSA’s balance; the state provide a multiyear budget forecast to help better manage the state’s longer term finances; and a Proposition 98 reserve be created, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” (“Proposition 22”) in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.

Proposition 30. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (also known as “Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” herein.

Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and excludes this amount for purposes of calculating the Proposition 98 Guarantee. For further information regarding the realignment of services to local governments, see “Local Governments — Realigning Services to Local Governments” below.

The LAO projected that Proposition 30 would result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. There can be no assurance that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.

The California Clean Energy Jobs Act. On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue.

Governor’s Proposed 2015-16 Budget

General. On January 7, 2016, the Governor proposed a State budget for fiscal year 2016-17 (“Governor’s Proposed 2016-17 Budget”). The Governor’s Proposed 2016-17 Budget reflects continued improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30) and high capital gains revenues. The Governor’s Proposed 2016-17 Budget assumes a modest operating surplus at the end of fiscal year 2016-17, and includes the third deposit into the BSA since 2007.

The Governor’s Proposed 2016-17 Budget includes annual funding increases for public higher education, as well as funding to continue implementation of the federal Affordable Care Act that was enacted on March 23, 2011. See “Other Factors — Health Care Reform” below.

General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the Governor’s Proposed 2016-17 Budget, is set forth below.

Governor’s Proposed Budget
General Fund Condition
(Dollars in Millions)

			Proposed for 2016-17
	Actual 2014-15	Adopted 2015-16	Proposed 2016-17	Percent Change
Prior-year General Fund balance	$5,356	$3,699	$5,172
Revenues and transfers	$111,318	$117,537	$120,633	2.6%
Total resources available	$116,674	$121,236	$125,805
Expenditures	$(112,974)	$(116,064)	$(122,609)	5.6%
Ending General Fund balance	$3,699	$5,172	$3,196
Encumbrances	$(966)	$(966)	$(966)
SFEU	$2,733	$4,206	$2,230
Budget Stabilization Account	$1,606	$4,455	$8,011

Future Budgets

The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of January 1, 2016, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa3	AA-	A+

These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year — in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during prior economic boom times. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development were adversely impacted by the recent economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget — Constraints on the Budget Process — State-Local Fiscal Relations” above.

Realigning Services to Local Governments. Commencing with the 2011-12 Budget Act, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter are required to be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State reported in November 2015 that, during fiscal year 2015-16, it expected to transfer approximately $6.7 billion in sales tax revenues and $579 million in vehicle license fee revenue to local governments under the realignment plan.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value. Although the Federal bankruptcy judge stated that the obligations to CalPERS could be adjusted in federal bankruptcy proceedings, the plan of adjustment was confirmed without reducing such obligations to CalPERS. The plan became effective February 25, 2015.

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition, the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although some of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. In addition, the clean-up legislation has enabled many jurisdictions to refinance outstanding tax increment bonds.

Many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently, the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.

Statutory Lien Securing General Obligation Bonds. Certain local government agencies, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. California Senate Bill 222 (2015) (“SB 222”) added provisions to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local government agencies in California will be secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes that should survive a bankruptcy of the local agency. SB 222 took effect on January 1, 2016 and it is unclear whether SB222 would apply to bonds issued prior to the effective date.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers — Other Issuers of California Debt Obligations” above.

Other Factors

Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Health Care Reform. In April 2015, the State indicated in disclosure in an official statement that the federal Affordable Care Act (the “ACA”) had resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange also known as Covered California. The 2013-14 State Budget implemented the ACA’s optional expansion to include adults up to 138 percent of the federal poverty level. The Governor estimated in January 2015 that approximately $573.3 million from the General Fund would be required to cover the costs of expanded eligibility under the ACA. Under the ACA, the federal government has promised initially to pay for 100 percent of the cost of benefits for newly eligible individuals served under this optional expansion; federal funding will gradually decrease to 90 percent by 2020. Other costs will be shared 50-50, with the State’s estimated share of these other costs being approximately $2.9 billion ($1.4 billion from the General Fund) for fiscal year 2015-16. While not providing an update of the expected costs of implementing the ACA, the Governor indicated in his proposed 2016-17 State budget that there have been numerous recent federal actions in the health and human services area that have increased State costs or created substantial fiscal uncertainty, citing potential increased annual General Fund costs of nearly $2.0 billion. The Governor further noted that his administration would work with its federal partners to relieve the fiscal impact to the State from such federal actions.

50-50, with the State’s estimated share of these other costs being approximately $1.7 billion ($766 million from the General Fund) for fiscal year 2014-15. In December 2014, the State indicated in disclosure in an official statement that health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The full extent of the impact will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange.

Federal Government Shutdown. The shutdown of the federal government for 16 days in October 2013 may have had a negative economic impact on the State; however, the full scope is not known. Such an event may occur during the current fiscal year or in future fiscal years. The latest federal budget agreement provides greater stability to the federal government’s fiscal situation; however, the federal government still faces both short- and long-term fiscal issues. In February 2014, Congress approved an increase in the federal debt limit, without any policy provisions attached. The increase is effective through March 15, 2015. As it has in the past, the federal government could shift costs to the state to address its own fiscal challenges and Congress may fail to extend the federal debt limit as necessary in the future. Such a failure may have a material impact on the State.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”). The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel. See “Additional Information” at the end of the New York State summary for additional publicly available information prepared by the New York State Division of the Budget (“DOB”) relating to the financial condition of New York State and its capital programs.

SUMMARY OF NEW YORK STATE FUND ACCOUNTING

The State’s General Fund receives the majority of State taxes and all income not earmarked for a particular program or activity. State law requires the Governor to submit, and the Legislature to enact, a General Fund budget that is balanced on a cash basis of accounting. The State Constitution and State Finance Law do not provide a precise definition of budget balance. In practice, the General Fund is considered balanced if sufficient resources are, or are expected to be, available during the fiscal year for the State to (a) make all planned payments, including Personal Income Tax (“PIT”) refunds, without the issuance of deficit notes or bonds or extraordinary cash management actions, (b) restore the balances in the Tax Stabilization Reserve and Rainy Day Reserve to levels at or above the levels on deposit when the fiscal year began, and (c) maintain other reserves, as required by law. For purposes of calculating budget balance, the General Fund includes transfers to and from other funds.

The General Fund is the sole financing source for the School Tax Relief (“STAR”) fund, and is typically the financing source of last resort for the State’s other major funds which include the Health Care Reform Act (“HCRA”) funds, the Dedicated Highway and Bridge Trust Fund (“DHBTF”), the Lottery Fund, and the mental hygiene program and patient income accounts. Therefore, the General Fund projections account for any estimated funding shortfalls in these funds.

Since the General Fund is the fund that is required to be balanced, the focus of the State’s budgetary and gap-closing the discussion is generally weighted toward the General Fund.

From time to time, DOB will informally designate unrestricted balances in the General Fund for specific policy goals (e.g., the payment of costs related to potential labor contracts covering prior contract periods). These amounts are typically identified with the phrase “reserved for” and are not held in distinct accounts within the General Fund and may be used for other purposes.

State Operating Funds is a broader measure of spending for operations (as distinct from capital purposes) that is funded with State resources. It includes financial activity not only in the General Fund, but also State-funded special revenue funds and debt service funds (spending from capital project funds and Federal funds is excluded). As more financial activity occurred in funds outside of the General Fund, State Operating Funds became, in DOB’s view, a more comprehensive measure of State-funded activities for operating purposes that are funded with State resources (e.g., taxes, assessments, fees, tuition). The State Operating Funds perspective has the advantage of eliminating certain distortions in operating activities that may be caused by, among other things, the State’s complex fund structure, the transfer of money among funds, and the accounting of disbursements against appropriations in different funds. For example, the State funds its share of the Medicaid program from both the General Fund and Health Care Reform Act funds, the latter being State Special Revenue Funds. The State Operating Funds perspective captures Medicaid disbursements from both of these fund types, giving a more complete accounting of State-funded Medicaid disbursements. For such reasons, the discussion of disbursement projections often emphasizes the State Operating Funds perspective.

The State also reports disbursements and receipts activity for All Governmental Funds (“All Funds”), which includes spending from Capital Projects Funds and State and Federal operating funds, providing the most comprehensive view of the cash-basis financial operations of the State. The State accounts for receipts and disbursements by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations).

Information contained in this summary is generally derived from the Annual Information Statement of the State of New York (the “AIS”), dated June 29, 2016, issued by DOB. The AIS contains extracts from the Governor’s FY 2017 Enacted Budget Financial Plan, which DOB issued in May, 2016 (the “FY 2017 Financial Plan”).

SUMMARY OF PRELIMINARY UNAUDITED YEAR-END RESULTS FOR FY 2016 (ENDED MARCH 31, 2016)

The State ended FY 2016 in balance on a General Fund cash basis, with receipts exceeding disbursements by $1 million. The receipt of monetary settlements has had a dramatic temporary effect on the State’s cash position. In FY 2016, the State ended FY 2016 with a General Fund cash balance of $8.9 billion, including monetary settlements. The closing balance was $3.9 billion higher than estimated in the Executive Budget Financial Plan. Most of the variance was due to the timing of transfers of monetary settlements from the General Fund to other funds. DOB had previously planned to execute most of those transfers to the State’s Dedicated Infrastructure Investment Fund (“DIIF”) during FY 2016, but now intends to make them on an as-needed basis over the next five years to finance spending from DIIF as it occurs. The FY 2017 Enacted Budget provides transfer authority from the General Fund to DIIF for five years. Excluding the monetary settlements, the State ended FY 2016 with a General Fund cash balance of $2.6 billion, which includes $1.8 billion in the State’s rainy day funds, $63 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund. In addition, the balance includes $500 million set aside for future debt management actions, and $15 million set aside to cover the costs of labor agreements. The undesignated fund balance is $237 million.(1)

General Fund receipts, including transfers from other funds, totaled $69.7 billion in FY 2016, an increase of $1.8 billion (2.6 percent) from the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $68.0 billion in FY 2016, an increase of $5.2 billion (8.3 percent) from the prior fiscal year, including growth in the level of School Aid ($1.7 billion), growth in General Fund transfers to support Capital Projects ($1.5 billion), growth in local assistance for Medicaid combined with growth in the level of General Fund transfers to support other Medicaid funding ($1.1 billion) and higher costs associated with operating mental hygiene facilities in lieu of reduced Federal revenue ($691 million).

(1)	The undesignated fund balance carried forward from FY 2016 totaled $237 million, of which $150 million is now reserved for potential costs of prior year labor agreements and the remaining $87 million planned for use in FY 2017.

STATUS OF FY 2017 (CURRENT FISCAL YEAR) BUDGET

On January 13, 2016, Governor Cuomo introduced his Executive Budget proposal for FY 2017, and made amendments to it on February 12, 2016, as permitted by law. DOB then issued the amended Executive Budget Financial Plan, which included projections for FY 2017 through FY 2020 that reflected the estimated impact of the Governor’s Executive Budget proposal. On April 1, 2016, the Legislature completed final action on the budget for FY 2017, which began on April 1, 2016. Consistent with past practice, the Legislature enacted the annual debt service appropriations in advance of the other appropriations on March 28, 2016. The Governor completed his review of all FY 2017 budget bills, including the veto of certain line items which had no material impact to the FY 2017 Financial Plan, in mid-April 2016.

OVERVIEW OF THE FY 2017 FINANCIAL PLAN

As of June 29, 2016, DOB projects that the State will end FY 2017 with a General Fund cash balance of $6.1 billion, a decrease of $2.9 billion from the FY 2016 closing balance. The balance from monetary settlements is expected to total $3.6 billion, a decrease of $2.7 billion from FY 2016. The decrease reflects the timing of planned transfers to other funds from which monetary settlements will be spent over the next five years under legislative authority obtained in connection with the FY 2017 Enacted Budget. . The balance, excluding settlements, is estimated to be $2.5 billion, or $112 million lower than FY 2016. The decline reflects use of Community Projects Fund resources ($10 million) to support estimated spending and the use of resources carried forward from FY 2016 ($102 million).

Balances in the State’s principal “rainy day” reserve funds are expected to remain unchanged in FY 2017. The Enacted Budget Financial Plan maintains a reserve of $500 million for debt management purposes in FY 2017, unchanged from the level held at the end of FY 2016. DOB will decide on the use of these funds based on market conditions, Financial Plan needs, and other factors.

The following table summarizes the General Fund balances preliminary unaudited fund balances for FY 2016 and compares them to the projected FY 2017 General Fund balances in the FY 2017 Enacted Budget Financial Plan.

TOTAL BALANCES
(millions of dollars)

	FY 2016 Results	FY 2017 Enacted	Annual Change
TOTAL GENERAL FUND BALANCE	8,934	6,069	(2,865)
Statutory Reserves:
“Rainy Day” Reserve Funds	1,798	1,798	0
Community Projects Fund	63	53	(10)
Contingency Reserve Fund	21	21	0
Fund Balance Reserved for:
Debt Management	500	500	0
Labor Agreements Prior to FY 2017	15	150	135
Monetary Settlements	6,300	3,547	(2,753)
Programmed	5,755	2,882	(2,873)
Unbudgeted	545	665	120
Undesignated Fund Balance	237	0	(237)

Source: NYS DOB.

FY 2017 Receipts (Excluding Monetary Settlements)

General Fund receipts, including transfers from other funds, are expected to total $69.0 billion in FY 2017, an increase of $2.6 billion (4.0 percent) from 2016 results. Tax collections, including transfers of tax receipts to the General Fund after payment of debt service, are expected to total $65.1 billion in FY 2017, an increase of $2.5 billion (4.1 percent) from 2016 results.

General Fund PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, are expected to total $44.8 billion, an increase by $2.7 billion (6.3 percent) from FY 2016 results. This primarily reflects increases in withholding and estimated payments attributable to the 2016 tax year, and the acceleration of tax refund payments from FY 2017 to FY 2016.

General Fund consumption/use tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, are estimated to total $12.6 billion in FY 2017, an increase of $296 million (2.4 percent) from FY 2016 results, reflecting projected growth in taxable consumption.

General Fund business tax receipts are estimated at $5.8 billion in FY 2017, an increase of $103 million (1.8 percent) from FY 2016 results. The annual estimate reflects increased bank tax receipts stemming from a reduced number of prior period adjustments, slightly offset by declines across all other statutorily imposed business tax components.

Other tax receipts in the General Fund are expected to total $2.0 billion in FY 2017, a decrease of $516 million (20.5 percent) from FY 2016 results. This primarily reflects an extraordinary level of estate tax and real estate transfer tax collections in FY 2016 that are not expected to recur.

General Fund non-tax receipts and transfers are estimated at $3.8 billion in FY 2017, an increase of $86 million from FY 2016 results. The increase is primarily due to transfers from a variety of accounts that have accumulated resources in prior years.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes; the transfer of balances between funds of the State, and other factors.

FY 2017 Disbursements (Excluding Monetary Settlements)

General Fund disbursements, including transfers to other funds, are expected to total $69.1 billion in FY 2017, an increase of $2.7 billion (4.1 percent) from FY 2016. Local assistance grants are expected to total $46.0 billion in FY 2017, an increase of $2.6 billion (6.1 percent) from FY 2016, including $968 million for School Aid (on a State fiscal year basis), $547 million for Medicaid and the Essential Plan (“EP”), and $242 million for education programs outside of School Aid. Other increases reflect anticipated payments for a range of social services, public health, and general purpose aid programs, as well as accounting reclassifications that have the effect of moving spending between Financial Plan categories and across fund types.

Disbursements for agency operations, including fringe benefits and fixed costs, in the General Fund are expected to total $13.7 billion in FY 2017, an annual increase of $372 million (2.8 percent). Most executive agencies are expected to hold spending at FY 2016 levels. The annual increase reflects expected increases for employee health insurance costs and the State’s annual pension payment, as well as costs for the Department of Health (“DOH”) to operate the New York State of Health (“NYSOH”) health benefit exchange, continue the transition of administrative functions from local service districts to the State, and operate the new EP. In addition, operating costs for many agencies are charged to several funds, as well as affected by offsets and accounting reclassifications.

General Fund transfers to other funds are estimated to total $9.4 billion in FY 2017, a decrease of $280 million from FY 2016. This change is comprised mainly of a lower level of transfers for debt service, which is primarily due to FY 2016 payments of FY 2017 expenses.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

CLOSING BALANCE FOR FY 2017

DOB projects that the State will end FY 2017 with a General Fund cash balance of $6.1 billion, a decrease of $2.9 billion from FY 2016. The balance from monetary settlements is expected to total $3.6 billion, a decrease of $2.7 billion from FY 2016. The decrease reflects the timing of planned transfers to other funds from which monetary settlements will be spent. The balance, excluding settlements, is estimated to be $2.5 billion, or $112 million lower than FY 2016.

The decline reflects use of Community Projects Fund resources ($10 million) to support estimated spending and the use of resources carried forward from FY 2016 ($102 million).(2)

Balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve Fund and the Rainy Day Reserve Fund, are expected to remain unchanged in FY 2017.

The Enacted Budget Financial Plan maintains a reserve of $500 million for debt management purposes in FY 2017, unchanged from the level held at the end of FY 2016. DOB will make a decision on the use of these funds based on market conditions, Financial Plan needs, and other factors.

MONETARY SETTLEMENTS

Since FY 2015, the Department of Financial Services (“DFS”), Department of Law, and the Manhattan District Attorney’s Office have reached financial settlements with a number of banks and other associated entities for violations of New York banking laws, and with a number of insurance companies and other associated entities for violations of New York insurance laws. From FY 2015 through FY 2017, DOB estimates that the State will have received a total of $8.7 billion in monetary settlements.

The FY 2017 Financial Plan reflects the Executive’s intention to continue applying the majority of the settlement resources to fund capital investments and nonrecurring expenditures. The Enacted Budget authorized the transfer of monetary settlement funds over a five-year period to DIIF to finance various appropriated purposes ($6.4 billion), as well as $120 million to the Environmental Protection Fund (“EPF”). Other uses of the settlement resources included $850 million to resolve Federal OPWDD disallowances in FY 2016. A portion of the monetary settlements is being used to support General Fund operations, as previously planned, as well as operational costs of the Department of Law’s Litigation Services Bureau.

DOB expects to use monetary settlement resources to fund projects and activities over several years, allowing the State to carry a large, by historical standards, cash balance available in FY 2017 and FY 2018. The State plans to use these resources to make cash advances for certain capital programs in FY 2017 ($1.3 billion) and FY 2018 ($500 million). The cash advances are expected to be reimbursed fully with bond proceeds by the end of FY 2019. These bond-financed programs include higher education, economic development, and transportation programs.

Uses of Certain Monetary Settlements

The Executive intends to direct most of the one-time resources from the monetary settlements to fund non-recurring expenditures. The majority of the settlement resources are expected to be used to fund new capital investments.

The FY 2016 Enacted Budget established a new capital fund called the DIIF, to allow settlement money to be set aside for the purposes it is intended to fund. The following purposes will be funded with $6.5 billion of monetary settlement collections from capital appropriations:

•	Thruway Stabilization Program ($2.0 billion): The Enacted Budget continues to invest in Thruway infrastructure adding $700 million to last year’s commitment of $1.3 billion. The investment will support both the New NY Bridge project, which will replace the Tappan Zee Bridge, other transportation infrastructure needs for the rest of the New York State Thruway system.
•	Upstate Revitalization Program ($1.7 billion): In 2015, $1.5 billion was awarded to the three Upstate regions selected as URI best plan awardees. The Enacted Budget includes an additional $200 million ($170 million from monetary settlements) to support projects in the remaining four eligible Upstate regions
•	Affordable and Homeless Housing ($640 million): The Enacted Budget supports a multi-year investment in affordable housing services, and provides housing opportunities for individuals and families who are homeless or at risk of homelessness. Funds will be invested over the next five years to create new housing opportunities for individuals and families in need of supportive services, as well as to assist vulnerable populations in securing stable housing.

(2)	The undesignated fund balance carried forward from FY 2016 totaled $237 million, of which $150 million is now reserved for potential costs of prior year labor agreements and the remaining $87 million planned for use in FY 2017.

•	Broadband Initiative ($500 million): Funding is included in the Enacted Budget for the New NY Broadband initiative to expand the availability and capacity of broadband across the State or development of other telecommunication infrastructure. This program is intended to expand the creation of high-speed networks and promote broadband adoption.
•	Health Care/Hospitals ($400 million): The Enacted Budget provides $355 million in grants to essential health care providers that facilitate mergers, consolidation, acquisition, or other significant corporate restructuring activities, to create a financially sustainable system of care intended to promote a patient-centered model of health care delivery. An essential health care provider is a hospital or hospital system that offers health services in a region deemed by the Health Commissioner to be underserved. Funding may be used to restructure debt obligations or fund capital improvements to facilitate mergers and consolidations of hospitals in rural communities. The FY 2017 Financial Plan also funds capital expenses of the Roswell Park Cancer Institute ($15.5 million); a community health care revolving loan ($19.5 million); and IT and other infrastructure costs associated with the inclusion of behavioral health services in the Medicaid Managed Care benefit package ($10 million).
•	Penn Station Access ($250 million): The Metropolitan Transportation Authority (“MTA”) Penn Station Access project, which will open a new Metro-North link directly into Penn Station, is expected to provide enhanced system resiliency, improvement in regional mobility, and construction of four new Metro-North stations in the Bronx.
•	Transportation Capital Plan ($200 million): The Enacted Budget allocates funds to transportation infrastructure projects across the State.
•	Municipal Restructuring ($170 million): The Enacted Budget includes $20 million in funding for a new Municipal Consolidation Competition to encourage the reduction of costs through a competitive process to be administered by the Department of State (DOS). This funding is in addition to $150 million allocated last year to assist and encourage local governments and school districts to implement shared services, cooperation agreements, mergers, and other actions that permanently reduce operational costs and property tax burdens.
•	Resiliency, Mitigation, Security, and Emergency Response ($150 million): The FY 2017 Financial Plan funds preparedness and response efforts related to severe weather events, as well as efforts to prevent, prepare for, and respond to acts of terrorism, other public safety and health emergencies, and natural and man-made disasters.
•	Transformative Economic Development Projects ($150 million): The Enacted Budget includes funds for investment that are intended to catalyze private investment, spurring significant economic development and job creation to help strengthen the economies in the communities in Nassau and Suffolk counties.
•	Infrastructure Improvements ($115 million): Funding is included in the Enacted Budget for infrastructure improvements to support transportation, upstate transit, rail, airport, port, and other projects
•	Economic Development ($85 million): The Enacted Budget continues funding the economic development strategy of creating jobs, strengthening and diversifying economies, and generating economic opportunities across the State, including investments in infrastructure.
•	Southern Tier/Hudson Valley Farm Initiative ($50 million): The FY 2017 Financial Plan includes $50 million to help landowners in the Southern Tier and Hudson Valley maintain and develop farming, agricultural, and related businesses.
•	Empire State Poverty Reduction Initiative (ESPRI) ($25 million): To combat poverty throughout the State, the Enacted Budget includes $25 million for the ESPRI. This program will bring together State and local government, nonprofits, and community groups to design and implement coordinated solutions for addressing poverty in 16 municipalities: Albany, Binghamton, the Bronx, Buffalo, Elmira, Hempstead, Jamestown, Newburgh, Niagara Falls, Oneonta, Oswego, Rochester, Syracuse, Troy, Utica, and Watertown.
•	Environmental Protection Fund (EPF) ($120 million): The Enacted Budget directs monetary settlement resources to the EPF. These and other EPF resources would provide dedicated funding to communities throughout New York State to improve the environment, combat climate change, and reduce greenhouse gas emissions.

The DIIF legislation permits the use of available funds in case of economic downturn, and/or to cover disallowances and/or settlements related to overpayment of Federal Medicare and Medicaid revenues in excess of $100 million. While the legislation provides the State with potential additional reserves for these purposes, the FY 2017 Financial Plan does not assume these resources would be used for these purposes.

Other Uses

Monetary settlement resources will be used as an advance temporarily to: (i) meet initial funding requirements for the Javits expansion project and (ii) support $1.3 billion of bond-financed capital disbursements.

•	Javits Expansion: Spending for the Javits expansion will be supported by settlement funds in the first instance, beginning in FY 2018. Subsequently, these expenses will be reimbursed by proceeds from bonds that are planned to be issued in FYs 2020 and 2021.
•	Management of Debt Issuances: A total of $1.3 billion of capital spending for higher education, transportation and economic development will be funded initially from the settlement fund balances set aside in the General Fund. These funds will be made available for the projects appropriated from DIIF when the State reimburses the $1.3 billion of spending with bond proceeds anticipated in FY 2018 ($800 million) and FY 2019 ($500 million). As a result of these reimbursements, it is anticipated that transfers from the General Fund to support the Capital Projects Fund will be lower in FYs 2018 and 2019 by $800 million and $500 million, respectively.

STATE FINANCIAL PLAN PROJECTIONS FISCAL YEARS 2017 THROUGH 2020

The FY 2017 Financial Plan reflects a 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence with a 2 percent spending benchmark.

The surplus projections for FY 2018 and thereafter set forth in the FY 2017 Financial Plan reflect the savings that DOB estimates would occur if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. While surplus projections reflect the savings estimated from adherence to the 2 percent spending benchmark, disbursement totals in the FY 2017 Financial Plan tables and discussion do not assume these savings. If the State does not adhere to the 2 percent State Operating Funds spending benchmark in FY 2018, FY 2019, and FY 2020, the projected budget gaps would be higher.

FINANCIAL PLAN PROJECTIONS FY 2016 THROUGH 2019

GENERAL FUND PROJECTIONS

GENERAL FUND PROJECTIONS
(millions of dollars)

	FY 2016 Results	FY 2017 Enacted	FY 2018 Projected	FY 2019 Projected	FY 2020 Projected
RECEIPTS
Taxes (After Debt Service)	62,581	65,117	68,201	68,307	71,029
Miscellaneous Receipts/Federal Grants	5,842	2,813	2,486	2,455	2,318
Other Transfers	1,253	1,046	750	750	734
Total Receipts	69,676	68,976	71,437	71,512	74,081
DISBURSEMENTS
Local Assistance Grants	43,314	45,957	49,086	51,650	54,496
School Aid	20,133	21,101	22,679	23,931	25,241
Medicaid/BHP	12,136	12,683	13,566	14,470	15,448
All Other	11,045	12,173	12,841	13,249	13,807
State Operations	7,955	8,299	8,655	8,499	8,640
Personal Service	6,011	6,054	6,097	6,135	6,189
Non-Personal Service	1,944	2,245	2,558	2,364	2,451
General State Charges	5,397	5,425	5,824	6,033	6,417
Transfers to Other Funds	11,376	12,160	11,375	12,005	12,156
Debt Service	1,196	706	1,260	1,182	1,076
Capital Projects	2,721	4,461	3,019	3,399	3,311
State Share of Mental Hygiene Medicaid	2,036	1,437	1,325	1,301	1,236
SUNY Operations	998	996	1,001	997	997
All Other	4,425	4,560	4,770	5,126	5,536
Total Disbursements	68,042	71,841	74,940	78,187	81,709
Adherence to 2% Spending Benchmark(1)	n/a	n/a	2,965	4,634	6,498
Use (Reservation) of Fund Balance:	(1,634)	2,865	902	1,200	731
Community Projects Fund	11	10	0	0	0
Labor Agreements Prior to FY 2017	35	15	0	0	0
Undesignated Fund Balance	(47)	87	0	0	0
Monetary Settlements(2)	(1,633)	2,753	902	1,200	731
Programmed	(1,088)	2,873	902	1,200	731
Unbudgeted	(545)	(120)	0	0	0
BUDGET SURPLUS/(GAP) PROJECTIONS	0	0	355	(841)	(399)

(1)	Savings estimated from limiting annual spending growth in future years to 2 percent. Calculation based on current FY 2017 projections. The Governor is expected to propose, and negotiate with the Legislature to enact, Budgets in each fiscal year that hold State Operating Funds spending growth to 2 percent. Assumes all savings from holding spending growth to 2 percent are made available to the General Fund. Total disbursements in Financial Plan tables and discussion do not reflect these savings. If the 2 percent State Operating Funds spending benchmark is not adhered to, budget gaps would be higher.
(2)	FY 2016 and FY 2017 reflect transfers of monetary settlement funds from the General Fund to the Dedicated Infrastructure Investment Fund ($857 million in FY 2016 and 1.35 billion); the Environmental Protection Fund ($120 million in FY2017); and the Mental Hygiene account for Federal disallowance repayment ($850 million in FY 2016).

Source: NYS DOB.

State Operating Funds Projections

STATE OPERATING FUNDS PROJECTIONS
(millions of dollars)

	FY 2016 Results	FY 2017 Enacted	FY 2018 Projected	FY 2019 Projected	FY 2020 Projected
RECEIPTS
Taxes	73,279	75,832	79,208	79,989	83,142
Miscellaneous Receipts/Federal Grants	23,328	18,807	18,606	18,799	18,502
Total Receipts	96,607	94,639	97,814	98,788	101,644
DISBURSEMENTS
Local Assistance Grants	62,653	64,889	67,885	70,742	73,563
School Aid (School Year Basis)	23,290	24,797	25,906	27,219	28,599
DOH Medicaid	17,453	18,184	18,982	19,882	20,741
Transportation	4,745	4,952	5,040	5,097	5,192
STAR	3,335	3,228	2,977	2,921	2,869
Higher Education	2,955	3,031	3,097	3,158	3,195
Social Services	2,949	2,924	2,982	3,015	3,047
Mental Hygiene	2,646	2,571	3,132	3,494	3,738
All Other[1]	5,280	5,202	5,769	5,956	6,182
State Operations	18,583	18,534	18,893	18,885	19,034
Personal Service	12,981	12,841	12,900	13,020	13,113
Non-Personal Service	5,602	5,693	5,993	5,865	5,921
General State Charges	7,452	7,551	8,022	8,302	8,736
Pension Contribution	2,225	2,352	2,463	2,445	2,500
Health Insurance (Active Employees)	2,178	2,343	2,484	2,651	2,831
Health Insurance (Retired Employees)	1,285	1,376	1,459	1,557	1,663
All Other	1,763	1,479	1,616	1,648	1,743
Debt Service	5,598	5,203	6,257	6,771	7,232
Capital Projects	2	3	2	0	0
Total Disbursements	94,288	96,180	101,059	104,700	108,565
Net Other Financing Sources/(Uses)	432	(1,657)	140	(327)	(134)
Adherence to 2% Spending Benchmark(2)	n/a	n/a	2,956	4,634	6,498
RECONCILIATION TO GENERAL FUND GAP
Designated Fund Balances:	(2,751)	3,198	504	764	158
General Fund		2,865	902	1,200
Special Revenue Funds	(1,075)	422	(290)	(344)	(413)
Debt Service Funds	(42)	(89)	(108)	(92)	(160)
GENERAL FUND BUDGET SURPLUS/(GAP)	0	0	355	(841)	(399)

(1)	All Other includes other education, parks, environment, economic development, public safety, and reconciliation between the basis for school year and State fiscal year spending on School aid.
(2)	Savings estimated from limiting annual spending growth in future years to 2 percent. Calculation based on current FY 2017 projections. The Governor is expected to propose, and negotiate with the Legislature to enact, budgets in each year that hold State Operating Funds spending growth to 2 percent. Assumes all savings from spending growth to 2 percent are made available to the General Fund. Total disbursements in Financial Plan tables and discussion do not reflect these savings. If the 2 percent State Operating Funds spending benchmark is not adhered to, projected budget gaps would be higher.

Source: NYS DOB.

All Funds Receipts Projections

The FY 2017 Financial Plan receipts include a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as collection of a payroll tax on businesses in the MTA region. The multi-year tax and miscellaneous receipts estimates are prepared by DOB with the assistance of the Department of Taxation and Finance (“DTF”) and other agencies which collect State receipts, and are predicated on economic analysis and forecasts.

Overall base growth in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, nonwage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

The projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

All Funds receipts in FY 2017 are projected to total $152.3 billion, a decrease of 0.6 percent from FY 2016 results. The table below summarizes the multi-year receipts projections.

ALL FUNDS RECEIPTS
(millions of dollars)

	FY 2016 Results	FY 2017 Enacted	Change	FY 2018 Projected	Change	FY 2019 Projected	Change	FY 2020 Projected	Change
Personal Income Tax	47,055	49,464	5.1%	51,755	4.6%	51,734	0.0%	53,743	3.9%
Consumption/Use Taxes	15,725	16,134	2.6%	16,866	4.5%	17,453	3.5%	18,005	3.2%
Business Taxes	7,884	7,994	1.4%	8,323	4.1%	8,448	1.5%	8,863	4.9%
Other Taxes	2,703	2,183	-19.2%	2,174	-0.4%	2,191	0.8%	2,292	4.6%
Payroll Tax	1,306	1,353	3.6%	1,416	4.7%	1,485	4.9%	1,562	5.2%
Total State Taxes	74,673	77,128	3.3%	80,534	4.4%	81,311	1.0%	84,465	3.9%
Miscellaneous Receipts	27,268	23,567	-13.6%	25,875	9.8%	25,308	-2.2%	24,802	-2.0%
Federal Receipts	51,324	51,651	0.6%	52,733	2.1%	53,490	1.4%	54,512	1.9%
Total All Fund Receipts	153,265	152,346	0.6%	159,142	4.5%	160,109	0.6%	163,779	2.3%

Source: NYS DOB.

State tax receipts are expected to increase 3.3 percent in FY 2017. The increase in PIT receipts is to withholding growth and a decline in refunds, while the decline in other taxes is the result of one-time factors affecting FY 2016 and the continued phase-in of the estate tax cut. The miscellaneous receipts decline in FY 2017 is primarily due to the substantial decline in monetary settlement payments from financial institutions.

Consistent with the projected growth in the New York economy over the multi-year Financial Plan period, all tax categories are expected to grow. The Other tax category is expected to display a near term decline due to tax cuts enacted in 2014, but is expected to resume growth in the long term.

After controlling for the impact of tax law changes, base tax revenue increased 5.4 percent in FY 2016, and is projected to increase by 3.5 percent for FY 2017 and 5.3 percent for FY 2018.

Disbursements

Total disbursements in FY 2017 are estimated at $71.8 billion in the State’s General Fund (including transfers) and $96.2 billion in total State Operating Funds. School Aid, Medicaid, pensions debt service and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections take into account various factors, including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated pursuant to an enacted budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time. A corresponding downward adjustment is also made to miscellaneous receipts.

Local Assistance Grants

Local assistance spending includes payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. Local assistance spending in State Operating Funds is estimated at $64.9 billion in FY 2017 and accounts for two-thirds of total State Operating Funds spending. Education and health care spending account for nearly two-thirds of local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Aid for the School Year (July1 – June30) is expected to total $24.8 billion in school year (“SY”) 2017, an increase of $1.51 billion (6.5 percent) from SY 2016. This increase includes $627 million for additional Foundation Aid and $434 million for full restoration of the Gap Elimination Adjustment (GEA) for all 674 school districts. In total, $175 million is provided to facilitate the transformation of schools in high-need districts into community hubs offering expanded services to children and their families, including $100 million as a set-aside within Foundation Aid and $75 million in new Community Schools Grants. The latter will be awarded to school districts with failing and persistently failing schools, based on a plan developed by SED, to support the operating and capital costs associated with the conversion of such schools into community schools. In addition, another $344 million supports increased reimbursement in expense-based aid programs such as transportation, Boards of Cooperative Educational Services (BOCES), school construction, and other miscellaneous aid categories.

School Aid is projected to increase by an additional $1.11 billion (4.5 percent) in SY 2018, consistent with the Personal Income Growth Index in statute. Actual School Aid increases approved by the Legislature have exceeded the index in the current and each of the last three school years.

School Tax Relief Program (“STAR”)

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. It is expected that lower-income senior citizens will receive a $65,300 exemption in FY 2017. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate share of total spending in FY 2017 are: the basic school property tax exemption for homeowners with income under $500,000 (54 percent); the enhanced school property tax exemption for senior citizen homeowners with incomes under $84,550 (29 percent); and a flat refundable credit and rate reduction for income-eligible resident New York City personal income taxpayers (17 percent).

Spending for the STAR property tax exemption reflects reimbursements made to school districts to offset the reduction in property tax revenues.

Higher Education

Local assistance for higher education spending includes funding for the City University of New York (“CUNY”), SUNY, and the Higher Education Services Corporation (“HESC”).

SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of 396,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving 333,000 students. State funds are used to support a significant portion of SUNY and CUNY operations, including employee fringe benefit costs. The State also provides a sizeable benefit to CUNY and SUNY through the debt service it pays on bond-financed capital projects at the universities. State debt service payments for capital projects at SUNY and CUNY are expected to total about $1.2 billion in FY 2017 (not reflected in annual spending totals for the universities).

HESC administers the Tuition Assistance Program (TAP), which provides financial awards to income-eligible students. It also provides centralized processing for other student financial aid programs, and offers prospective students information and guidance on how to finance a college education. The financial aid programs that HESC administers are funded by the State and the Federal governments.

In total, State Operating Funds local assistance spending is projected to increase by 2.6 percent from FY 2016 to FY 2017. This increase is distributed across SUNY, CUNY, and HESC programs and operations. Additional outyear growth is projected to be driven by spending in student financial assistance programs, largely the result of increasing enrollment in recent scholarship initiatives such as Science, Technology, Engineering and Math (STEM) and the Get On Your Feet Loan Forgiveness Program. CUNY Senior College spending is also projected to grow in the outyears due to employee benefits costs.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State DOH works with local health departments and social services departments, including those located in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but a number of programs are also supported through multi-agency efforts.

DOH is also engaged in a multi-year initiative to implement the Delivery System Reform Incentive Payment (“DSRIP”) program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program will promote community-level collaborations and focus on system reform, specifically a goal to achieve 25 percent reduction in avoidable hospital use over five years. The FY 2017 Financial Plan reflects the impact of the DSRIP program through additional Federal funds disbursements of approximately $7 billion through FY 2020, with the remaining funds expected to be disbursed beyond FY 2020. A portion of DSRIP funding flows through the SUNY hospital system and other State-operated health care facilities.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, the Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In FY 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The FY 2017 Financial Plan reflects the continuation of the Medicaid spending cap through FY 2018, and the projections assumes that statutory authority will be extended in subsequent years. Allowable growth under the cap for medical services is 3.4 percent for FY 2017. Reflecting projected CPI reductions, DOB currently forecasts allowable cap growth at 3.2 percent in FY 2018; 3.0 percent in FY 2019; and 2.8 percent in FY 2020.

The Essential Plan (“EP”)

The EP is a health insurance program which receives Federal subsidies authorized through the ACA. The FY 2015 Enacted Budget authorized the State’s option to participate in the EP, which includes health insurance coverage for certain legally residing immigrants previously receiving State-only Medicaid coverage. Individuals who meet the EP eligibility standards will be enrolled through the NYSOH health benefit exchange, with the cost of insurance premiums subsidized by the State and Federal governments. When fully implemented, approximately 85 percent of program expenditures are expected to be paid by the Federal government. The FY 2017 Enacted Budget includes forecast revisions based on updated income level data associated with program enrollees, which is expected to drive an increased Federal share of funding and lower the State’s share of support as compared with initial estimates. The State’s program costs associated with the EP program, and related savings, are managed within the total available resources of the Medicaid Global Cap.

Public Health/Aging Programs

Public Health includes the Child Health Plus (“CHP”) program that finances health insurance coverage for children of low-income families up to the age of 19, the General Public Health Work (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services, the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors, and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, are run by county health departments and reimbursed by the State for a share of program costs. The State spending projections do not include the county share of public health funding. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging (“AAA”) and local providers.

HCRA Financial Plan

HCRA was established in 1996 to help finance a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including Family Health Plus (“FHP”) and CHP. HCRA has also provided additional financing for the health care industry, including investments in worker recruitment and retention, and the Doctors Across New York program. HCRA authorization has been extended through FY 2017, pursuant to legislation included in the FY 2015 Enacted Budget.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of DOH Medicaid, as well as CHP, the NYSOH, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments (the latter of which provide funding to hospitals serving a disproportionate share of individuals without health insurance).

After adjusting for the timing of receipts deposits advanced to March 2016, total HCRA receipts are forecasted to grow moderately in FY 2017 in relation to higher surcharge collections generated from an increase to Upper Payment Limit (UPL) disbursements. The level of annual growth forecasted for HCRA receipts through the multi-year planning period mainly reflects anticipation of increased collections due to expanded health insurance coverage through the ACA, and increases consistent with historic collection patterns. Continued declines for cigarette tax collections, which are attributable to declining taxable consumption, reduces annual HCRA receipts growth.

CRA spending is expected to total $5.6 billion in FY 2017. The most significant area of growth include additional financing of the State share of Medicaid costs, which is partly offset by a significant decrease in spending for CHP as the availability of Federal resources through the ACA will increase.

HCRA is expected to remain in balance over the multi-year projection period. Under the current HCRA appropriation structure, spending reductions will occur if resources are insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to finance Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of the OPWDD, the Office of Mental Health (“OMH”), OASAS, the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs. Services are administered to adults with serious mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their patients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services are supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance spending accounts for over 40 percent of total mental hygiene spending from State Operating Funds, and is projected to grow by an average rate of 6.8 percent annually. The FY 2017 Enacted Budget increases local assistance funding for mental hygiene agencies from $3.5 billion in FY 2016 to $3.7 billion in FY 2017. The spending increase is largely related to new community investments in OPWDD and OMH, as individuals are transitioned from State-operated services to community-integrated settings; new service investments in the OPWDD system; new residential beds opening in OMH; and funding to support a modest 0.2 percent Human Services COLA for not-for-profit providers that deliver services on behalf of OPWDD, OMH and OASAS.

Social Services

The Office of Temporary and Disability Assistance (“OTDA”) local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and the Supplemental Security Income (“SSI”) program. The Family Assistance program, which is financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

OTDA spending on SSI is projected to increase between FY 2016 and FY 2017 and to continue to increase gradually over the course of the multi-year Financial Plan due to updated caseload projections. Public Assistance benefits spending is projected to decline from FY 2016 to FY 2017, with DOB projecting a total of 557,159 recipients in FY 2017. Approximately 238,388 families are expected to receive benefits through the Family Assistance program in FY 2017, a decrease of 2.2 percent from FY 2016. In the Safety Net program an average of 115,259 families are expected to be helped in FY 2017, a decrease of 2.1 percent from FY 2016. The caseload for single adults/childless couples supported through the Safety Net program is projected at 203,512 in FY 2017, an increase of 0.2 percent from FY 2016. Spending in Public Assistance and All Other Initiatives will increase from FY 2016 to FY 2017 due to the implementation of new programs including several to address homelessness. Growth is expected to be more gradual in the outyears.

Office of Children and Family Services

The Office of Children and Family Services (“OCFS”) provides OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

OCFS State Operating Funds spending is projected to decline between FY 2016 and FY 2017, primarily due to the use of Federal TANF to maintain funding for child care subsidies. Spending is projected to increase after FY 2018 due to a variety of factors including a projected increase in child welfare services claims and increased costs to fund statutory Human Services COLA increases.

Transportation

In FY 2017, the State will provide approximately $5.0 billion in operating aid to mass transit systems. The aid is funded mainly from dedicated taxes and fees. The MTA, due to the size and scope of its transit and commuter rail systems, receives the majority of the statewide mass transit operating aid. In addition, the MTA receives operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional payroll taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA to support the transit and commuter rail systems. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund now provides additional annual support, subject to appropriation, to the MTA to make up for the resulting loss of revenue.

Agency Operations

Agency operating costs include personal service (“PS”), non-personal service (“NPS”), and General State Charges (“GSCs”). PS costs include the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. NPS costs reflect the cost of operating State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the cost of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operations of Department of Transportation (“DOT”) and Department of Motor Vehicles (“DMV”) are included in the capital projects fund type and are not reflected in the State Operating Funds totals. The PS estimates reflect current negotiated collective bargaining agreements.

Operating costs for PS/NPS are projected to grow modestly over the financial plan period from $18.5 billion in FY 2017 to $19.0 billion in FY 2020. Most executive agencies are expected to hold spending at FY 2016 levels. The annual increase reflects expected increases for employee health insurance costs and the State’s annual pension payment, as well as costs for the DOH to operate the NYSOH health benefit exchange, continue the transition of administrative functions from local service districts to the State, and operate the new EP. The FY 2017 Enacted Budget includes costs from collective bargaining agreements, (1.5 percent increases in FYs 2017 and 2018 for NYSPBA), applicable lump sum payments, and repayment of a portion of the deficit reduction adjustment made to employee salaries.

Excluding the 27th institutional payroll in FY 2016 and certain repayments to NYPA, Executive agency operational costs are expected to total $9.9 billion in FY 2017, slightly lower than FY 2016. In FY 2018 and beyond, spending is expected to increase by $60 to $80 million annually. Agencies with growth include the DOH, attributable to the NYSOH benefit exchange and the new EP program; Corrections; State Police; Gaming; OMH; OPWDD; and OCFS.

Approximately 94 percent of the State workforce is unionized. The largest unions include CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and nonteaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

In FY 2017, $12.8 billion or 13.3 percent of the State Operating Funds budget is projected to be spent on PS costs. This funding supports roughly 98,000 Full-Time Equivalent (“FTE”) employees under direct Executive control; individuals employed by SUNY and CUNY (43,982) and Independent Agencies (18,185); employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of all Executive agency PS spending occurs in three areas: SUNY, the Mental Hygiene agencies, and the Department of Corrections and Community Supervision (“DOCCS”).

General State Charges

Employee fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, the State’s share of Social Security, health insurance, workers’ compensation, unemployment insurance and dental and vision benefits. The majority of employee fringe benefit costs are paid centrally from statewide appropriations in the GSCs budget(3). The Judiciary pays its fringe benefit costs directly.

Employee fringe benefits paid through GSCs are paid from the General Fund in the first instance, and then partially reimbursed by revenue collected from fringe benefit assessments on employees. The largest General Fund reimbursement comes from the mental hygiene agencies.

GSCs also include fixed costs for several categories including State payments in lieu of taxes, payments for local assessments on State-owned land, and judgments against the State pursuant to the Court of Claims Act.

GSCs are projected to increase at an average annual rate of 4.1 percent over the Financial Plan period, driven primarily by cost increases for pension contributions and the employer share of costs for employee and retiree health insurance benefits.

(3)	As of July 2015, SUNY Teachers Insurance and Annuity Association — College Retirement Equities Fund (“TIAA-CREF”) and other SUNY fringe benefit costs are no longer paid directly by SUNY, and have been shifted to the central statewide appropriation.

In FY 2017, State Operating Funds spending is projected to increase by $99 million (1.3 percent). Health insurance increases are due to rising prescription drug costs, greater use of more expensive specialty drugs for chronic conditions, and price inflation. Pension cost growth reflects the impact of higher graded rates, which increases the State’s gross funding liability, and the repayment of prior-year amortizations, partially offset by an increase in lower cost Tier 6 entrants.

Reducing FY 2017 growth in GSCs from base spending estimates are gap-closing savings of approximately $228 million. The savings are primarily driven by $140 million in lower projected workers’ compensation payments, reflecting the use of available reserves which will be transferred directly to SIF; and approximately $79 million in interest savings achieved by paying the full State pension bill in April 2016, rather than on the due date of March 1, 2017.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities (e.g., Empire State Development (“ESD”), the Dormitory Authority of the State of New York (“DASNY”), and the New York State Thruway Authority (“NYSTA”), subject to appropriation). Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Total State Operating/All Funds debt service is projected at $5.2 billion in FY 2017, of which approximately $706 million is paid from the General Fund through transfers, and $4.5 billion from other State funds supported by dedicated tax receipts. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service for the State’s revenue bonds is paid directly from other State funds, subject to appropriation, including PIT and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

The FY 2017 Enacted Budget Financial Plan estimates for debt service spending reflect a number of factors, including bond sale results to date, assumed debt management savings, revised bond-financed capital spending estimates, and increased debt service costs associated with enacted additional capital commitment levels. Debt service spending in FY 2016 reflected prepayments of about $710 million due during FY 2017, and FY 2017 debt service spending estimates assume the prepayment of $60 million of debt service due during FY 2018.

OTHER MATTERS AFFECTING THE FINANCIAL PLAN

General

The FY 2017 Financial Plan is subject to many complex economic, social, financial, political and environmental risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the FY 2017 Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. In certain fiscal years, actual receipts collections have fallen substantially below the levels forecasted. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings resulting from the 2 percent limit will be made available to the General Fund.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across fiscal years, assisting in adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, or defers payments, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur and adhere to the limit of the State’s 2 percent spending benchmark.

The FY 2017 Financial Plan is based on numerous assumptions, including the condition of the State and national economies and the concomitant receipt of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impact of: national and international events, ongoing financial instability in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets;

financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt reduction on consumer spending and State tax collections; and the outcome of litigation and other claims affecting the State.

Among other factors, the FY 2017 Financial Plan is subject to various other uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the FY 2017 Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets. Some of these specific issues are described in more detail herein. The projections and assumptions contained in the FY 2017 Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the action of the Governor.

The FY 2017 Financial Plan projections for the outyears assume that School Aid and Medicaid disbursements will be limited to the annual growth in NYS personal income and the ten-year average growth of the medical component of the consumer price index (“CPI”), respectively. However, the budgets enacted for FY 2014 through 2017 authorized spending for School Aid to increase above personal income growth that would otherwise be used to calculate the school year increases. The FY 2017 Enacted Budget includes a 6.5 percent School Aid increase, compared to personal income indexed rate of 3.9 percent.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the current Financial Plan. Over the past five years, DOH State Funds Medicaid spending levels have been maintained at or below indexed levels. However, Medicaid program spending is sensitive to a number of factors including fluctuations in economic conditions, which may increase caseload. The Commissioner’s powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for the current fiscal year, through actions which may include reducing rates to providers. However, these actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and therefore General Fund spending remains sensitive to revenue performance in the State’s HCRA fund (which finances approximately one-quarter of the DOH State-share costs of Medicaid).

The forecast contains specific transaction risks and other uncertainties including, but not limited to: receipt of certain payments from public authorities; receipt of miscellaneous revenues at the levels expected in the FY 2017 Financial Plan, and achievement of cost-saving measures including, but not limited to, the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year or future years.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to address response to, and recovery from, severe weather events and other disasters. Despite modest legislative adjustments to the budgetary caps contained in the Budget Control Act of 2011, the possibility for a reduction in Federal support is elevated so long as the caps remain in place. In addition, the Financial Plan may be adversely affected by other actions taken by the Federal government, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Issues of particular concern are described below.

Medicaid Redesign Team (“MRT”) Medicaid Waiver

The Federal Centers for Medicare & Medicaid Services (“CMS”) and the State have reached an agreement authorizing up to $8 billion in new Federal funding, over several years, to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (“IAAF”), the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the Affordable Care Act (“ACA”), New York State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) funding associated with childless adults. The DOH continues to work with the CMS, and to refine the eligibility data systems to draw the appropriate amount of enhanced FMAP. This reconciliation may result in a modification of payments to the State and local governments.

Federal Debt Ceiling

In October 2013, an impasse in Congress caused a temporary Federal government shutdown and raised concern for a time that the Federal debt ceiling would not be raised in a timely manner. Including the temporary suspension of the debt limit that ended that standoff in 2013, the Congress has passed three suspensions since then, the most recent extending through March of 2017.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Affordable Care Act — Excise Tax on High Value Health Benefits (“Cadillac Tax”)

The “Cadillac Tax” is a 40 percent excise tax to be assessed on the portion of the premium for an employer-sponsored health insurance plan that exceeds a certain annual limit. The tax was passed into law in 2010 as a component of the Federal Affordable Care Act. That law was amended in December 2015 to delay the effective date of the tax from calendar year 2018 to calendar year 2020. . Final guidance from the Internal Revenue Service is pending. DOB has no current estimate as to the potential Financial Plan impact of this Federal excise tax.

Current Labor Negotiations (Current Contract Period)

The State has reached multi-year collective bargaining agreements beyond FY 2016 with two unions — the State Police Troopers and Commissioned and Noncommissioned Officers — both represented by the Police Benevolent Association of the New York State Troopers (NYSPBA). These agreements provided members with a 2 percent general salary increase at the start of FY 2015 and FY 2016, respectively, and a 1.5 percent general salary increase that will commence at the start of FY 2017 and FY 2018, respectively. The State is in active negotiations with all other employee unions.

The State recently reached a one-year retroactive labor agreement, and a pay bill was passed by the Legislature, to provide a 2 percent annual salary increase to members of the New York State Public Employees Federation (“PEF”) for the period April 1, 2015 through March 31, 2016. This agreement brings PEF in line with most other State union contracts which have salary increases that concluded in FY 2016, including the Civil Service Employees Association (“CSEA”), United University Professions (UUP), the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”), Council 82, District Council 37 (“DC-37 Housing”) and the Graduate Student Employees Union (“GSEU”). Negotiations also continue with the Police Benevolent Association of New York State (“PBANYS”), whose last salary increase occurred at the end of FY 2015, and with the New York State Police Investigators Association, whose last salary increase occurred at the end of FY 2011.

The State is prepared to negotiate fiscally responsible successor agreements with all of these unions. The State Operating Funds cost of providing a 1 percent general salary increase effective in FY 2017 for PEF, PBANYS, CSEA, UUP, NYSCOPBA, Council 82, DC-37 Housing and GSEU and unrepresented management/confidential (M/C) employees is approximately $131 million annually.

Pension Amortization

Background

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

In FY 2016, the State made a total pension payment to the New York State and Local Retirement System (“NYSLRS”) of $1.7 billion and amortized $296.7 million (the maximum amount legally allowable). In addition, the State’s Office of Court Administration (“OCA”) made a total pension payment of $263.6 million and amortized $59.5 million (the maximum amount legally allowable). The total deferred amount of the FY 2016 pension payment — $356.2 million — will be repaid with interest over the next ten years, with the final payment being made in FY 2026.

The State is required to begin repayment on each new amortization in the fiscal year immediately following the year in which the deferral was made. The full amount of each amortization, with interest, must be repaid within ten years, but the amount can be paid off sooner. The annual interest rate on each new amortization is determined by OSC, and is fixed for the entire term of the deferral. Legislation included in the FY 2017 Enacted Budget authorizes the State to prepay annual installments of principal associated with an amortization, prior to the expiration of the amortization repayment schedule, and thus only be required to make the related interest payments during the subsequent fiscal years associated with such prepayments. This option does not allow the State to extend the ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.

For amounts amortized in FY 2011 through FY 2016, the State Comptroller set interest rates of 5 percent, 3.75 percent, 3 percent, 3.67 percent, 3.15 percent, and 3.21 percent, respectively. The normal annual employer contribution to the NYSLRS Is based on rates established by the NYSLRS Actuary using the annual fund valuation and actuarially prescribed policies and procedures. Employer contribution rates are established for both ERS and PFRS. These rates are then applied to the State-employee salary base for each respective employee group. The State’s normal annual contribution is the total bill, excluding payments for deficiency, group life, previous amortizations, incentive costs, administrative costs, and prior year adjustments.

The amortization rates (i.e., the graded rates) for ERS and PFRS are determined by a formula enacted in the 2010 legislation. The respective graded rates always move toward their system’s average normal rate by up to 1 percent per year. When the average normal rate is more than 1 percent greater than the graded rate, the use of the amortization program reduces the portion of the normal contribution that is payable immediately. The balance of the normal contribution may be amortized. However, when the graded rate equals or exceeds the normal average rate, amortization is not allowed. Additionally, when the graded rate is more than 1 percent greater than the average normal rate, the employer is required to pay the graded rate. Any additional contributions are first used to pay off existing amortizations. If all amortizations have been paid, any excess is deposited into a reserve account and used to offset future increases in contribution rates. The amortization threshold is projected to approximate the normal rate in upcoming fiscal years. Therefore, the FY 2017 Financial Plan no longer assumes amortization of State and OCA pension costs beyond FY 2016.

For both the ERS and the PFRS, the following table provides: i) system average normal rates; and ii) amortization (graded) rates.

	New York State Employees’ Retirement System (ERS)		New York State Police and Fire Retirement System (PFRS)
Fiscal Year (FI)	System Average Normal Rates (GLIP Portion)*	System Graded Rates (Does not apply to GLP)	System Average Normal Rates (GLIP Portion)*	NIS-Specific Normal Rates (GLIP Portion)*	System Graded Rates (Does not apply to GLP)
FY 2011	11.9 (0.4)	9.5	18.2 (0.1)	18.3 (0.1)	17.5
FY 2012	16.3 (0.4)	10.5	21.6 (0.0)	22.3 (0.0)	18.5
FY 2013	18.9 (0.4)	11.5	25.8 (0.1)	26.6 (0.1)	19.5
FY 2014	20.9 (0.4)	12.5	28.9 (0.0)	29.9 (0.0)	20.5
FY 2015	20.1 (0.4)	13.5	27.6 (0.1)	28.1 (0.1)	21.5
FY 2016	18.2 (0.5)	14.5	24.7 (0.0)	25.0 (0.0)	22.5
FY 2017	15.5 (0.4)	15.1	24.3 (0.0)	25.1 (0.0)	23.5

Source: NYS DOB.

*	Group Life Insurance Plan (“GLIP”) portion reflected in parenthesis along with normal rates.

Outyear Projections

All projections are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.

During FY 2016, the NYSLRS (ERS and PFRS) updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, the System announced that employer contribution rates would decrease for FY 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed — for ERS the scale was reduced from 4.8 percent to 3.8 percent and for PFRS the scale was reduced from 5.4 percent to 4.5 percent. Factoring these and other assumptions, the average contribution rate for ERS will decrease from 18.2 percent of payroll to 15.5 percent, or about 15 percent, while the average contribution rate for PFRS will decrease from 24.7 percent of payroll to 24.3 percent, or about 2 percent.

The FY 2017 ERS/PFRS pension estimate of $2.1 billion incorporates the estimate prepared by the Office of the State Comptroller “OSC”) as of April 2016. This includes payment of prior amortizations in the amount of $432 million and additional interest savings by paying the non-Judiciary and Judiciary pension bills in April 2016. Total payment estimates include both the non-Judiciary and Judiciary components, and reflects payment of the entire pension bill, with no additional amortization.

The following table provides the aggregate pension costs across all the various systems associated with State employees: i) ERS for both the Executive Branch and the Judiciary; ii) PFRS for the Executive; iii) Teachers’ Retirement System (“TRS”) for both SUNY and the State Education Department (“SED”); iv) Optional Retirement Program (“ORP”) for both SUNY and SED; and v) NYS Voluntary Defined Contribution Plan (“VDC”). Amortization (graded) rates, deferrals and repayments are provided for ERS (Executive and Judiciary) and PFRS (Executive).

STATE PENSION COSTS AND AMORTIZATION SAVINGS
(millions of dollars)

	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020
AMORTIZATION THRESHOLDS (Graded Rate)
ERS (%)	9.5	10.5	11.5	12.5	14.6	14.5	15.1	15.1	14.6	14.6
PFRS (%)	17.5	18.5	19.5	20.5	23.3	22.5	23.5	23.8	23.3	23.3
STATEWIDE PENSION PAYMENTS	1,470	1,696	1,601	2,086	2,478	2,216	2,421	2,475	2,478	2,478
Gross Pension Costs	1,633	2,140	2,192	2,744	2,046	2,174	1,989	2,043	2,046	2,046
(Amortization Amount)/Excess Contributions	(250)	(563)	(779)	(937)	0	(350)	0	0	0	0
Repayment of Amortization (incl. FY 2005 and FY 2006)	87	119	188	279	432	392	432	432	432	432

Source: NYS DOB.

The next table reflects projected pension contributions and amortizations exclusively for the Executive Branch and Judiciary employees participating in the ERS and PFRS. The “Normal Costs” column shows the amount of the State’s pension cost prior to amortization, as authorized in 2010. The “(Amortized)/Excess Contributions” column shows amounts deferred (i.e., amortized) or payments of outstanding contingencies. The “Amortization Payments” column provides the amount paid in a given fiscal year (principal and interest on deferrals) as authorized in 2010. The “Total” column provides the State’s actual or planned pension contribution, net of amortization.

EMPLOYEE RETIREMENT SYSTEM AND POLICE AND FIRE RETIREMENT SYSTEM(1)
PENSION CONTRIBUTIONS AND OUTYEAR PROJECTIONS
(millions of dollars)

Fiscal Year	Normal Costs(2)	(Amortized)/ Excess Contributions	Amortization Payments	Total
Results:
2011	1,543.2	(249.6)	0.0	1,293.6
2012	2,037.5	(562.8)	32.3	1,507.0
2013	2,076.1	(778.5)	100.9	1,398.5
2014	2,633.8	(937.0)	192.1	1,888.8
2015	2,325.6	(713.1)	305.8	1,918.3
Projections:
2016	1,972.2	(356.2)	389.9	2,005.9
2017	1,696.2	0.0	432.1	2,128.3
2018	1,802.2	0.0	432.1	2,234.3
2019	1,780.4	0.0	432.1	2,212.5
2020	1,830.5	0.0	432.1	2,262.6
2021	1,911.4	0.0	432.1	2,343.6
2022	1,977.8	0.0	399.8	2,377.0
2023	1,993.5	0.0	331.3	2,324.8
2024	2,009.1	0.0	240.1	2,249.2
2025	2,024.4	0.0	126.5	2,150.9
2026	2,039.6	0.0	42.2	2,081.8
2027	2,054.3	0.0	0.0	2,054.3
2028	2,068.9	0.0	0.0	2,068.9
2029	2,061.5	0.0	0.0	2,061.5
2030	2,052.1	0.0	0.0	2,052.1
2031	2,040.4	0.0	0.0	2,949.4

(1)	Pension contribution values in this table do not include pension costs related to the Optional Retirement Program and Teachers’ Retirement System for SUNY and SED, whereas the projected pension costs in other Financial Plan tables include such pension disbursements.
(2)	Normal costs include payments from amortizations prior to FY 2011, which will end in FY 2016 as a result of early repayments.

Source: NYS DOB.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State, are enrolled in the New York State Health Insurance Program (“NYSHIP”), or are enrolled in the NYSHIP opt-out program at the time they reach retirement and have at least ten years of eligible service for NYSHIP benefits. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for FY 2015, the State’s Annual Required Contribution (“ARC”) represents the projected annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for FY 2015, the unfunded actuarial accrued liability for FY 2015 is $77.4 billion ($63.426 billion for the State and $13.933 billion for SUNY), an increase of $9.2 billion from FY 2014 (attributable entirely to the State). The unfunded actuarial accrued liability for FY 2015 used an actuarial valuation of OPEB liabilities as of April 1, 2014 for the State, and April 1, 2012 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method. Driving a significant portion of the annual growth in the State’s unfunded actuarial accrued liability is the adoption of new generational mortality projection tables developed by the Society of Actuaries reflecting an improvement in life expectancy in future years, resulting in increases to accrued liabilities and the present value of projected benefits. Also driving a portion of the annual growth are the expected increases in NYSHIP costs due to health care cost trends and utilization increases.

The actuarially determined annual OPEB cost for FY 2015 totaled $3 billion ($2.3 billion for the State and $0.7 billion for SUNY), an increase of $20 million from FY 2014 ($17 million for the State and $3 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $1.5 billion ($1 billion for the State and $0.5 billion for SUNY) greater than the cash payments for retiree costs made by the State in FY 2015. This difference between the State’s PAYGO costs, and the actuarially determined ARC under GASB Statement 45, reduced the State’s net asset condition at the end of FY 2015 by $1.5 billion.

GASB does not require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the FY 2017 Financial Plan. The State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

There is no provision in the FY 2017 Financial Plan to fund the ARC for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Office of Employee Relations (“GOER”), Civil Service and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices.

The State is currently examining GASB Statement 75 which amends GASB Statement 45 requirements. The GASB Statement 75 will alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the funded status of the OPEB liabilities to be reported by the State. The State does not currently expect to implement the GASB Statement 75 changes until the State’s FY 2019 financial statements.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the FY 2017 Financial Plan.

Update on Storm Recovery

In recent years, New York State has sustained damage from three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding to various New York State counties. In September 2011, Tropical Storm Lee caused flooding in additional New York State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response are being processed, and both recovery and future mitigation efforts have begun, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding and mitigation activity nationwide. It is anticipated that New York State, the MTA, and New York State localities may receive approximately one-half of this amount over the coming years for response, recovery, and mitigation costs. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities, or that such Federal disaster aid will be provided on the expected schedule.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events, including coastal flooding caused by storm surges. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities are expected to be needed for adapting existing infrastructure to climate change risks.

Financial Condition of New York State Localities

The fiscal demands on State aid may be affected by the fiscal conditions of New York City and potentially other localities, which rely in part on State aid to balance their budgets and meet their cash requirements. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments by performing comprehensive reviews, and providing grants and loans as a condition of implementing recommended efficiency initiatives. For additional details on the Board, please visit www.frb.ny.gov.

Bond Market

Implementation of the Financial Plan is dependent on the State’s ability to market its bonds successfully. The State finances much of its capital spending in the first instance from the General Fund or the STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales will, among other things, be subject to prevailing market conditions. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments, generally may affect the market for outstanding State-supported and State-related debt.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for maximum terms of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001, and was fully phased in at 4 percent of personal income during FY 2011. The cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001, and was fully phased in at 5 percent during FY 2014. The State was in compliance with the statutory caps in the most recent calculation period (FY 2015). The FY 2016 calculation is expected to be completed in October 2016.

DOB project that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.9 billion in FY 2016 to $105 million in FY 2020. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant. The State’s available debt capacity under its statutory debt cap reflects the impact of several factors in the FY 2017 Enacted Budget. The summary below highlights each factor and its cumulative impact on the remaining capacity under the cap since the FY 2017 Executive Budget proposal. These factors include a change (reduction) to the personal income forecast, additional capital commitments approved in the FY 2017 Enacted Budget, revised estimates for bond-financed capital spending, debt issuance adjustments that leverage the State’s strong liquidity position, and economic refundings of SUNY Dormitory Facilities debt.

In the FY 2017 Enacted Budget, capital spending estimates have consistently been revised downward, as spending estimates are reconciled to actual results. Over the past four years, actual results have been $2.8 billion below the level projected in the FY 2017 Executive Budget for the most recently completed fiscal year (FY 2013 — $685 million, FY 2014 — $543 million, FY 2015 — $587 million, and FY 2016 — $957 million). In managing the State’s debt issuances, the FY 2017 Enacted Budget assumes that cash on hand from settlement moneys will be used to defer $1.3 billion of bond issuances in FY 2017, which will instead be issued in FY 2018 ($800 million) and in FY 2019 ($500 million). Also, debt issuances were further reduced by $500 million in FY 2017 for timing-related reasons, reflecting the lag between capital spending and reimbursements from bond sales. With respect to the SUNY Dormitory Facilities refundings, it is expected that bonds under the existing program will be refunded into the new SUNY Dormitory Facilities Revenue Credit (not subject to the statutory debt cap) as they reach their call dates.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for the cost of upgrading their primary health care facilities. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, which include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2016, there were approximately $257 million of bonds outstanding for this program.

The financial condition of hospitals in the State’s Secured Hospital Program continues to deteriorate. Of the remaining hospitals, one is experiencing significant operating losses that have impaired its ability to remain current on its loan agreement with DASNY. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014 when $12 million was paid and again in FY 2015 and FY 2016 when $24 million and 19 million were paid. DASNY also estimates the State will pay debt service costs of approximately $25 million in FY 2017, and approximately $14 million annually in FY 2018 through FY 2021. These amounts are based on the actual experience to date of the participants in the program, and would cover the debt service costs for one hospital that currently is not meeting the terms of its loan agreement with DASNY, a second hospital whose debt service obligation was recently discharged in bankruptcy but is paying rent which offsets a portion of the debt service, and a third hospital that is now closed. The State has estimated additional exposure of up to $24 million annually, if all hospitals failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order (the “May 2011 Order”) that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn (“Downstate Hospital”). In 2012, DASNY issued tax exempt State PIT Revenue Bonds (“PIT Bonds”), to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a RFP seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property. The structure of the settlement also increased the likelihood that sufficient proceeds from the transaction would be available to support defeasance of the PIT Bonds by setting a minimum purchase price.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with FPG Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement), which proposes to purchase the LICH property, and with NYU Hospitals Center which will provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all, of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015 and on September 3, 2015, sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds which were paid and legally defeased from such proceeds. Title to 17 of the 20 properties was conveyed to the special purpose entities formed by the Purchaser to hold title.

The next closing, when title to the New Medical Site (NMS) portion of the LICH property is to be conveyed to NYU Hospitals Center (the NMS Closing) is anticipated to occur within 30 days after all buildings on the NMS are fully demolished and all environmental issues remediated by the Purchaser. The external demolition of the buildings had been the subject of a court ordered restraint that was removed as of October 29, 2015. In its efforts to complete the demolitions and environmental remediation, the Purchaser has continued to deal with challenges raised by adjoining property owners and community groups. These challenges have delayed, and may continue to delay, demolition and environmental remediation.

If the NMS Closing does not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate after July 1, 2016. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other things, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the healthcare services expected to be provided by NYU Hospitals Center.

To date, Holdings has received no indication that NYU Hospitals Center intends to terminate its obligations under the purchase and sale agreement. As an alternative to termination, in light of the delays, each of Holdings and NYU Hospitals Center has the contractual right at any time to take over and complete the demolition and environmental remediation at the Purchaser’s sole cost and expense. If Holdings elects to take over the demolition and environmental remediation, it may do so directly or through a designee (i.e., a contractor).

The final closing is anticipated to occur within 36 months after the NMS Closing. At the final closing, title to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings will receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the construction of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

GAAP BASIS RESULTS FOR PRIOR FISCAL YEARS

The State reports its financial results on the cash basis of accounting, showing receipts and disbursements; and the GAAP basis (including modified accrual and full accrual), as prescribed by GAAP, showing revenues and expenditures.

The Comptroller prepares Basic Financial Statements and Other Supplementary Information on a GAAP basis for governments as promulgated by the GASB. The Basic Financial Statements and Other Supplementary Information, released in July each year, include a management discussion and analysis (“MD&A”); the Statements of Net Position and Activities; the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds; the Statements of Net Position, Revenues, Expenses and Changes in Fund Net Position and Cash Flows for the Enterprise Funds; the Statements of Fiduciary Net Position and Changes in Fiduciary Net Position; the Combining Statements of Net Position and Activities for Discretely Presented Component Units; required Supplementary Information (unaudited) and Other Supplementary Information which includes individual fund combining statements. These statements are audited by independent certified public accountants. The Basic Financial Statements for FY 2016 were issued on July 29, 2016. The Comptroller also prepares and issues a Comprehensive Annual Financial Report (“CAFR”), which, in addition to the components referenced to above, also includes an introductory section and a statistical section. The CAFR for FY 2016 was issued at the end of September 2016.

The following table summarizes recent governmental funds results on a GAAP basis.

COMPARISON OF ACTUAL GAAP-BASIS OPERATING
RESULTS SURPLUS/(DEFICIT)
(millions of dollars)

Fiscal Year Ended	General Fund	Special Revenue Funds	Debt Service Funds	Capital Projects Funds	All Governmental Funds	Accum. General Fund Surplus/(Deficit)
March 31, 2015	6,619	356	(697)	181	6,459	6,052
March 31, 2014	172	806	369	(146)	1,201	(567)
March 31, 2013	1,129	(308)	(186)	(499)	136	(739)

Source: NYS DOB.

The CAFR can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the Office of the State Comptroller’s website at www.osc.state.ny.us. The Basic Financial Statements can also be accessed through the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access (“EMMA”) system website at www.emma.msrb.org.

ECONOMICS AND DEMOGRAPHICS

The U.S. Economy

The U.S. economy has been struggling in recent months, as those industries most exposed to global forces counteract the positive momentum of more domestically-oriented sectors. The slide in both oil and equity market prices reached a bottom in the middle of February 2016. The national economy, as measured by real U.S. GDP, grew 0.8 percent in the first quarter of calendar year 2016, following 1.4 percent growth in the fourth quarter of calendar year 2015. Both growth rates were well below the average rate of growth over the life of the economic expansion to-date. Moreover, the most recent data suggest that second quarter growth will likely improve but remain well below 3 percent. Consumer spending growth has slowed, export and investment growth remains weak, corporate profits are in virtual recession, and the 10-year Treasury yield remains below 2 percent. DOB is now projecting economic growth of 1.8 percent for calendar year 2016.

The Federal Reserve may have injected some volatility into equity and commodity markets with its first interest rate hike in almost 10 years. The U.S. dollar had been strengthening in anticipation of that increase while central banks around the world were moving in the opposite direction, but the dollar’s strengthening intensified following the Federal Open Market Committee (“FOMC”) decision to increase interest rates in mid-December 2015, reaching values unseen since the end of 2002. Consistent with the strong dollar and concerns over global growth, oil prices fell below $30 in mid-January 2016. Equity prices declined along with oil prices, falling 13 percent between December 1, 2015, and February 11, 2016; oil hit its low point of $26.19 on the same day. Both have rebounded since, but the volatility likely dampened both consumer and financial market activity.

Although the national labor market has decelerated since the second half of 2015, it provides the most compelling evidence that, despite the recent volatility, the U.S. economic expansion remains on track. Monthly private sector job gains averaged a healthy 183,000 over the first four months of 2016, though down from 229,000 over the last six months of 2015. However, the labor market’s solid performance has been shown to be consistent with relatively weak output growth. Total nonagricultural employment growth is expected to exhibit a still-healthy 1.9 percent for 2016, though this is a deceleration from 2.1 percent growth in 2015. However, a continued healthy pace of job growth does not necessarily translate into strong real GDP growth.

Household spending appears to be staging a healthy second quarter rebound, following a very weak start to 2016. However, consistent with decelerating labor market growth, household spending growth is expected to slow, going forward. Light vehicle sales appear to have peaked in the fall of last year, averaging 17.3 million on an annualized basis over the first four months of 2016 compared with an average of 17.9 million over the final six months of last year. Moreover, households have been saving a larger percentage of their disposable income since the beginning of 2016. As a result, real growth in household consumption of 2.5 percent is projected for 2016, following 3.1 percent growth in 2015.

Although the current economic expansion is expected to extend beyond its seventh year, those areas of the U.S. economy that are the most exposed to global demand or to the decline in energy prices remain very weak. These include the nation’s manufacturing sector outside of autos and the energy mining and extraction industries. Based on the most recent ISM Purchasing Managers’ Index data, U.S. manufacturing activity is no longer in recession, but growth remains weak given continued sluggish global growth. The possibility of stronger growth later in 2016 has emerged with the recent decline in the value of the dollar, down about 5 percent from its January 2016 peak. Nevertheless, real growth in U.S. exports has been revised down to 0.9 percent for 2016, though the weaker dollar enhances the outlook for later in 2016 and 2017.

Consistent with a weaker dollar, oil prices rose above $40 per barrel in March 2016 and has recently been hovering close to the $50 mark. But the March U.S. oil rig count was 55 percent lower compared with the same month last year, and real investment in structures related to mining exploration and shafts and wells continues to fall. Moreover, equipment investment in mining, oilfield and gas field machinery is also in decline. DOB estimates that real growth in non-residential fixed investment will weaken further to 1.0 percent in 2016, following 2.8 percent growth in 2015.

Despite slowing elsewhere in the economy, the housing market has remained resilient, with revised data indicating strength in 2015. Housing starts exhibited monthly average growth of 1.2 percent over the course of 2015, a further improvement from the 0.9 percent increase observed for 2014. However, multi-family construction has continued to outpace single-family starts, implying more tepid spillover effects to the rest of the economy than observed in prior housing cycles. DOB projects real residential investment growth of 8.5 percent for 2016, following 8.9 percent growth in 2015.

With energy prices up substantially from their first quarter lows, inflation expectations appear to be rising as well. DOB now estimates consumer price inflation of 1.1 percent for 2016. But with a more subdued outlook for both domestic and global growth, inflation expectations are expected to remain below the Federal Reserve Board’s target rate over the medium-term. With weaker than expected domestic demand, significant risks from the global economy, average wage growth only beginning to improve, and the 10-year Treasury yield remaining stubbornly below 2 percent, the Federal Reserve is now likely to implement only two federal funds rate hikes during 2016.

There are significant risks to the DOB forecast. The impact on the U.S. economy of the recent U.K. vote to exit the European Union remains highly uncertain. Although the mechanics of the separation will take place gradually over time, the impact on financial markets and trade flows could materialize relatively quickly, with a substantial and prolonged strengthening of the dollar negatively affecting equity markets, energy prices, and export growth. If a reduction in trade flows weakens the euro-area and Chinese economies further than expected, corporate profits growth could be even more sluggish than reflected in this forecast, and even weaker investment, hiring, and equity market growth could follow. If the labor market should slow significantly and domestic demand decelerate further than anticipated, the current expansion’s growth engine could run out of power and thereby constitute an even more significant drag on the national economy than the drag from abroad. The U.S. presidential election adds yet one more layer of uncertainty. In contrast, if the actions of central banks around the globe to stimulate their economies, which have included negative interest rates and expanding fiscal policy, are more effective than expected, export, profits, and equity market growth could be stronger than projected. Finally, when the expansion eventually strengthens, the response of both domestic and global financial markets to the unwinding of the Federal Reserve’s unprecedentedly accommodative policies will continue to pose a risk, particularly given the lack of experience upon which to draw.

New York State Economy

The State’s private sector labor market has continued to outperform expectations despite a softening national and global backdrop. The most recent detailed data indicate continued robust growth in professional and business services, transportation and warehousing, construction and real estate services, education, and health care. The DOB outlook for private sector job growth for 2016 is 1.6 percent, following strong growth of 2.2 percent for 2015. Total employment growth for both 2015 and 2016 are expected to be 1.9 percent and 1.4 percent, respectively.

Continued strong job growth has also led to an upward revision to non-bonus wage growth to 5.0 percent for FY 2016, the strongest since the start of the State’s most recent recession. However, the equity market correction that began late in 2015 is estimated to have weighed even more heavily on bonus payouts for the 2015-16 bonus season than originally thought. As a result, estimated finance and insurance sector bonus growth for FY 2016 has been revised down to a decline of 6.3 percent. On balance, overall wage growth for FY 2016 has been revised up to 4.6 percent with strong non-bonus wage growth more than compensating for the large decline in bonuses. Finance and insurance sector bonuses are projected to grow 3.7 percent for FY 2017, with overall wage growth projected at 4.3 percent.

The performance of the State’s private-sector labor market remains robust, but there are significant risks to the forecast. All of the risks to the U.S. forecast apply to the State forecast as well, particularly those associated with the U.K.’s vote to exit the European Union, though as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a disproportionately large degree of uncertainty for New York. If equity market growth proves to be weaker than anticipated, bonus payouts for the 2016-17 bonus season could be much lower than anticipated. Moreover, under the still evolving regulatory environment, the pattern of Wall Street bonus payouts continues to shift, with payments now more widely dispersed throughout the year. Taxable payouts can represent both current-year awards and deferred payments from prior years, with the deferral ratio itself proving to be unstable. As a result, the uncertainty surrounding bonus projections continues to mount. Recent events also have demonstrated how sensitive financial markets can be to shifting expectations surrounding energy prices, Federal Reserve policy, and global growth. Financial market gyrations are likely to have a larger impact on the State economy than on the nation as a whole. Should financial and real estate markets be either weaker or stronger than DOB expects, both bonuses and taxable capital gains realizations could be correspondingly affected.

STATE RETIREMENT SYSTEMS

General

The New York State and Local Retirement System (“NYSLRS” or the “System”) and the Common Retirement Fund (“CRF”), a pooled investment vehicle in which the assets of the System are held and invested, provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The State Comptroller is the administrative head of the System, which has the powers and privileges of a corporation and comprises the New York State and Local Employees’ Retirement System (“ERS”) and the New York State and Local Police and Fire Retirement System (“PFRS”). The State Comptroller promulgates rules and regulations for the administration and transaction of the business of the System. Pursuant to the State’s Retirement and Social Security Law and Insurance Law, NYSLRS is subject to the supervision of the Superintendent of the New York State Department of Financial Services.

The State Comptroller is also the trustee and custodian of the CRF, a trust created pursuant to the Retirement and Social Security Law to hold the System’s assets, and, as such, is responsible for investing the assets of the System. Consistent with statutory limitations affecting categories of investment, the State Comptroller, as trustee of the CRF, establishes a target asset allocation and approves policies and procedures to guide and direct the investment activities of the Division of Pension Investment and Cash Management of the Office of the State Comptroller (“Division”). Division employees, outside advisors, consultants and legal counsel provide the State Comptroller with advice and oversight of investment decisions. Outside advisors and internal investment staff must sign off on investment decisions before final action by the State Comptroller.

The System

The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate plans). State employees made up about 32 percent of the membership during FY 2015. There were 3,029 other public employers participating in the System, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.

As of March 31, 2015, 643,178 persons were members of the System and 430,308 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”

Comparison of Benefits by Tier

The System’ members are categorized into six tiers depending on date of membership. As of March 31, 2015, approximately 74 percent of ERS members were in Tiers 3 and 4 and approximately 82 percent of PFRS members were in Tier 2. Tier 5 was enacted in 2009 and included significant changes to the benefit structure for ERS members who joined on or after January 1, 2010 and PFRS members who joined on or after January 9, 2010. Tier 6 was enacted in 2012 and included further changes to the benefit structure for ERS and PFRS members who joined on or after April 1, 2012.

Benefits paid to members vary depending on tier. Tiers vary with respect to vesting, employee contributions, retirement age, reductions for early retirement, and calculation and limitation of “final average salary” — generally the average of an employee’s three consecutive highest years’ salary (for Tier 6 members, final average salary is determined by taking the average of an employee’s five consecutive highest years’ salary). ERS members in Tiers 3 and 4 can begin receiving full retirement benefits at age 62, or at age 55 with at least 30 years of service. The amount of the benefit is based on years of service, age at retirement and the final average salary earned. The majority of PFRS members in Tier 2 are in special plans that permit them to retire after 20 or 25 years regardless of age.

Contributions and Funding

Contributions to the System are provided by employers and employees. Employers contribute on the basis of the plan or plans they provide for members. All ERS members joining from mid-1976 through 2009 were required to contribute

3 percent of their salaries. A statutory change in 2000, however, limited the contributions to the first 10 years of membership, but did not authorize refunds where contributions had already exceeded 10 years. All ERS members joining after 2009 and prior to April 1, 2012, and all PFRS members joining after January 9, 2010 and prior to April 1, 2012, are members of Tier 5. All Tier 5 ERS members and 84 percent of the approximately 1,600 Tier 5 PFRS members are required to contribute 3 percent of their salaries for their career. Members joining on or after April 1, 2012 are in Tier 6, and are required to pay contributions throughout their career on a stepped basis relative to each respective member’s wages. Members in Tier 6 of both ERS and PFRS earning $45,000 or less are required to contribute 3 percent of their gross annual wages; members earning between $45,001 and $55,000 are required to contribute 3.5 percent; members earning between $55,001 and $75,000 are required to contribute 4.5 percent; members earning between $75,001 and $100,000 are required to contribute 5.75 percent; and, those earning in excess of $100,000 are required to contribute 6 percent of their gross annual salary.

In order to protect employers from potentially volatile contributions tied directly to the value of the System’s assets held by the CRF, the System utilizes a multi-year smoothing procedure. One of the factors used to calculate employer contribution requirements is the assumed investment rate of return used by the System’s Actuary, which is currently 7.0 percent(4).

The current actuarial smoothing method recognizes annual gains and losses (investment returns above or below the 7.0 percent assumed return) over a 5-year period. The significant investment losses in FY 2009 substantially caused the increase in contribution rates for FY 2011, FY 2012, FY 2013 and FY 2014. However, rates decreased for FY 2015, FY 2016 and FY 2017 due, in part, to investment gains in years following 2009.

The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the System as of each April 1. Final contribution rates for FY 2017 were released in September 2015. The average ERS rate decreased by 14.3 percent from 18.2 percent of salary in FY 2016 to 15.6 percent of salary in FY 2017, while the average PFRS rate decreased by 2.0 percent from 24.7 percent of salary in FY 2016 to 24.2 percent of salary in FY 2017. Information regarding average rates for FY 2017 may be found in the 2015 Annual Report to the Comptroller on Actuarial Assumptions which is accessible at www.osc.state.ny.us/retire/publications.

Legislation enacted in May 2003 realigned the System’s billing cycle to match participating local governments’ budget cycles and also instituted a minimum annual payment of at least 4.5 percent of payroll every year. Chapter 260 of the Laws of 2004 authorized employers to amortize over ten years, at 5 percent interest, a portion of their annual bill for FY 2005, FY 2006 and FY 2007. As of March 31, 2015, the amortized amount receivable, including accrued interest, pursuant to Chapter 260 from the State is $1.9 million and from participating employers is $8.7 million.

Legislation enacted in 2010 authorized the State and participating employers to amortize a portion of their annual pension costs during periods when actuarial contribution rates exceed thresholds established by the statute. The legislation provided employers with an optional mechanism intended to reduce the budgetary volatility of employer contributions. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. For amounts amortized in FY 2011, FY 2012, FY 2013, FY 2014 and FY 2015, the interest rates are 5 percent, 3.75 percent, 3 percent, 3.67 percent, and 3.15 percent respectively. The first payment is due in the fiscal year following the decision to amortize pension costs. When contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elected to amortize will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future. These reserve funds will be invested separately

(4)	During 2015, the Retirement System’s Actuary conducted the statutorily required quinquennial actuarial experience study of economic and demographic assumptions. The assumed investment rate of return is an influential factor in calculating employer contribution rates. In addition, the Chief Investment Officer conducted an asset allocation study. The resulting asset allocation and long-term asset allocation policy informed the Actuary’s recommendation regarding the revision of the investment rate of return (discount rate). On September 4, 2015, the Comptroller announced the NYSLRS employer contribution rates will decrease for fiscal year 2017 and the assumed rate of return for NYSLRS will be lowered from 7.5 percent to 7 percent.

from pension assets. Over time, it is expected that this will reduce the budgetary volatility of employer contributions. As of March 31, 2015, the amortized amount receivable, including accrued interest, for the 2011 amortization is $164.7 million from the State and $27.7 million from 45 participating employers; the amortized amount receivable, including accrued interest, for the 2012 amortization is $416.5 million from the State and $152.6 million from 118 participating employers; the amortized amount receivable, including accrued interest, for the 2013 amortization is $642.2 million from the State and $302.2 million from 136 participating employers; and the amortized amount receivable, including accrued interest, for the 2014 amortization is $860.3 million for the State and $200 million from 110 participating employers; and the amortized amount receivable including accrued interest, for the 2015 amortization is $715.0 million from the State and $152.1 million from 86 participating employers.

The FY 2014 Enacted Budget included an alternate contribution program (the “Alternate Contribution Stabilization Program”) that provides certain participating employers with a one-time election to amortize slightly more of their required contributions than would have been available for amortization under the 2010 legislation. In addition, the maximum payment period was increased from ten years to twelve years. The election is available to counties, cities, towns, villages, BOCES, school districts and the four public health care centers operated in the counties of Nassau, Westchester and Erie. The State is not eligible to participate in the Alternate Contribution Stabilization Program. As of March 31, 2015, the amortized amount receivable, including interest, from 29 participating employers for the 2014 amortization is $234.1 million and the amortized amount receivable, including interest, from 26 participating employers for the 2015 amortization is $196.5 million.

Eligible employers had a one-time only option to elect to participate in the Alternate Contribution Stabilization Program, which began with FY 2014. For those eligible employers electing to participate in the Alternate Contribution Stabilization Program, the graded contribution rate for fiscal years ending 2014 and 2015 is 12 percent of salary for ERS and 20 percent of salary for PFRS. Thereafter, the graded contribution rate will increase one half of one percent per year towards the actuarially required rate. Electing employers may amortize the difference between the graded rate and the actuarially required rate over a twelve year period at an interpolated twelve year U.S. Treasury Security rate (3.76 percent for FY 2014 and 3.50 percent for FY 2015). As with the original Contribution Stabilization Program, when contribution rates fall below legally specified levels and all outstanding amortizations have been paid, employers that elect to amortize under the alternate program will be required to pay additional monies into reserve funds, specific to each employer, which will be used to offset their contributions in the future.

The total State payment (including Judiciary) due to NYSLRS for FY 2016 was approximately $2.476 billion. The State (including Judiciary) opted to amortize the maximum amount permitted, which reduced the required March 1, 2016 payment by $356.1 million.

The total State payment (including Judiciary) due to NYSLRS for FY 2017 is approximately $2.263 billion. Multiple prepayments (including interest credit) have reduced the outstanding balance to be paid on March 1, 2017 to $0.

Pension Assets and Liabilities

The System’s assets are held by the CRF for the exclusive benefit of members, pensioners and beneficiaries. Investments for the System are made by the State Comptroller as trustee of the CRF. The System reports that the net position restricted for pension benefits as of March 31, 2015 was $189.4 billion (including $6.3 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $8.1 billion or 4.5 percent from the FY 2014 level of $181.3 billion. The increase in net position restricted for pension benefits from FY 2014 to FY 2015 reflects, in large part, equity market performance(5). The System’s audited Financial Statement reports an investment rate of return of 7.16 percent for FY 2015.

The System reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $216.4 billion on April 1, 2014 to $225.7 billion (including $107.7 billion for current retirees and beneficiaries) on April 1, 2015. The funding method used by the System anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. The valuation used by the Retirement Systems Actuary was based on audited net position

(5)	On June 13, 2016, the State Comptroller released a statement indicating that the value of the System’s invested assets posted a 0.19 percent return for the State fiscal year ended March 31, 2016. This report reflects unaudited data for assets invested for the System. The value of invested assets changes daily.

restricted for pension benefits as of March 31, 2015. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2015 in that the determination of actuarial assets utilized a smoothing method that recognized 20 percent of the unexpected loss for FY 2015, 40 percent of the unexpected gain for FY 2014, 60 percent of the unexpected gain for FY 2013, and 80 percent of the unexpected gain for FY 2012(6). The asset valuation method smoothes gains and losses based on the market value of all investments. Actuarial assets increased from $171.7 billion on April 1, 2014 to $184.2 billion on April 1, 2015. The ratio of the fiduciary net position to the total pension liability for ERS, as of March 31, 2015, calculated by the System’s Actuary, was 97.9 percent. The ratio of the fiduciary net position to the total pension liability for PFRS, as of March 31, 2015, calculated by the System’s Actuary, was 99.0 percent(7).

ENACTED BUDGET CAPITAL PROGRAM AND FINANCING PLAN

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update it following the enactment of the State budget. The Enacted Budget Capital Program and Financing Plan FY 2017 through FY 2021 (the “Enacted Capital Plan”) was released by the New York State Division of the Budget in May 2016. The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the way it will be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Spending on capital projects is projected to total $12.7 billion in FY 2017, which includes $803 million in “off-budget spending” directly from the proceeds of bonds issued by public authorities. Overall, capital spending in FY 2017 is projected to increase by $3.2 billion (33 percent) from FY 2016. Statewide capital spending for FY 2017 is estimated to also include $10.8 billion of public authority spending (not captured in the FY 2017 Enacted Budget).

In FY 2017, transportation spending is projected to total $5.2 billion, which represents 41 percent of total capital spending, with economic development comprising the next largest share at 13 percent. Higher Education spending represents 12 percent of total capital spending and capital spending for parks and the environment represents 6 percent of total capital spending. Other capital spending, which includes Special Infrastructure Account investments, accounts for 11 percent of total capital spending. The remaining 17 percent of total capital spending is comprised of spending for health, mental hygiene, social welfare, public protection, education and general government.

Over the five years of the Enacted Capital Plan, capital spending is projected to total $64.5 billion, the majority of which will support transportation projects (41 percent) and higher education (12 percent).

STATE-SUPPORTED DEBT AND STATE-RELATED DEBT

New York State is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey and Washington(8). As of March 31, 2016, total State-related debt outstanding totaled $52.1 billion, excluding capital leases and mortgage loan commitments, equal to approximately 4.6 percent of New York personal income. The State’s debt levels are typically measured by DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that are paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation

(6)	The current actuarial smoothing method spreads the impact of gains or losses above or below the 7.0 percent assumed investment rate of return over a 5-year period.
(7)	The System previously disclosed a funded ratio in accordance with GASB Statements 25 and 27, which, as discussed herein, have been amended by GASB Statements 67 and 68. The GASB Statements 67 and 68 amendments had the effect, among other things, of no longer requiring the disclosure of a funded ratio. GASB now requires the disclosure of the ratio of the fiduciary net position to the total pension liability. This ratio is not called a funded ratio and is not directly comparable to the funded ratio disclosed in prior years.
(8)	Based on data made available by Moody’s Investor Service, Inc. for other states.

of bond sales. Prior to 2002, the State had financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits — General Obligation Bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.

State PIT Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds (“PIT”) by the Dormitory Authority of the State of New York (“DASNY”), the Urban Development Corporation (“UDC”), the New York State Thruway Authority (“Thruway Authority”), the New York State Housing Finance Agency (“HFA”), and the New York State Environmental Facilities Corporation (“EFC”) (collectively, the “Authorized Issuers”). The legislation requires 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (“RBTF”) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2016, approximately $31.3 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios, noted below, are based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $4.4 billion annually over the next four years, PIT coverage is expected to decline from 3.8 times in FY 2017 to 2.9 times in FY 2020. The projected PIT Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program will be issued under the PIT Revenue Bond program or the Sales Tax Revenue Bond Program. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage below.

PROJECTED PIT REVENUE BOND COVERAGE RATIOS
FY 2017 THROUGH 2020
(thousands of dollars)

	FY 2017	FY 2018	FY 2019	FY 2020
Projected RBTF Receipts	12,366,232	12,938,732	12,933,538	13,435,750
Projected New PIT Bonds Issuances	2,592,602	5,705,407	4,823,236	4,548,781
Projected Total PIT Bonds Outstanding	32,292,307	36,312,999	39,202,789	41,548,505
Projected Maximum Annual Debt Service	3,286,833	3,757,016	4,181,916	4,596,699
Projected PIT Coverage Ratio	3.8	3.4	3.1	2.9

Source: NYS DOB.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created a new Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and has provided the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this will increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements ae transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund will have appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits — PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

The first Sales Tax Revenue Bond were issued on October 24, 2013 and it is anticipated that the Sales Tax Revenue Bonds will be used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2016, $4.3 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge is expected to decline from 5.0 times in FY 2017 to 3.9 times in FY 2020, as shown in the following chart. While DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage below.

PROJECTED SALES TAX REVENUE BOND COVERAGE RATIOS
FY 2017 THROUGH 2020
(thousands of dollars)

	FY 2017	FY 2018	FY 2019	FY 2020
Projected Sales Tax Receipts	3,240,531	3,408,125	3,554,625	3,692,875
Projected New Sales Tax Revenue Bonds Issuances	1,250,561	1,288,078	1,326,720	1,366,521
Projected Total Sales Tax Revenue Bonds Outstanding	5,152,128	6,041,736	6,958,195	8,040,927
Projected Maximum Annual Debt Service	641,833	744,089	829,224	952,867
Projected Sales Tax Coverage Ratio	5.0	4.6	4.3	3.9

Source: NYS DOB.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State currently has no bonds outstanding with a remaining final maturity that is more than 30 years.

General Obligation debt is currently authorized for transportation, environment, housing and education purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds are issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds will enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan is authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005

Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. DOB projects that spending authorizations from the remaining bond acts will be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2016, approximately $2.7 billion of General Obligation bonds were outstanding.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s GAAP-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, and certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”) or MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

As of March 31, 2016, the total amount of outstanding general obligation debt was approximately $2.727 billion, the total amount of outstanding State-supported debt was approximately $50.229 billion, and the total amount of outstanding State-related debt was approximately $52.381 billion. As of March 31, 2016, estimated debt service requirements on existing State-related debt is projected to total $5.7 billion in FY 2017, a decrease of $463 million from FY 2016, which is due, in large part, to debt prepayments. State-related debt service is projected to increase from $6.134 billion in FY 2016 to $7.297 billion in FY 2020.

Debt Reform Act Limit

The Debt Reform Act of 2000 (the “Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only and for maximum terms of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in FY 2001 and was fully phased in at 4 percent of personal income during FY 2011, while the cap on new State-supported debt service costs began at 0.75 percent of All Funds receipts in FY 2001 and was fully phased in at 5 percent during FY 2014. The State was in compliance with the statutory caps in the most recent calculation period (FY 2015). The FY 2016 calculation is expected to be completed in October 2016.

DOB projects that debt outstanding and debt service will continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the available room under the debt outstanding cap is expected to decline from $4.9 billion in FY 2016 to $105 million in FY 2020. This includes the estimated impact of the bond-financed portion of the increased capital commitment levels. Debt outstanding and debt service caps continue to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

AUTHORITIES AND LOCALITIES

STATE AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its authorities. “Authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s CAFR. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. In addition, State legislation also authorizes several financing structures, which may be utilized for the financings.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year. Some public authorities also receive monies from State appropriations to pay for the operating costs of certain programs.

As of December 31, 2015 (except for the Job Development Authority which is as of March 31, 2015), 19 public authorities each had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $179 billion, only a portion of which constitutes State-supported or State-related debt.

THE CITY OF NEW YORK

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and its related issuers is available by contacting Jay Olson, Investor Relations, (212) 788-5874, or contacting the City Office of Management and Budget, 255 Greenwich Street, 8th Floor, New York, NY 10007.

The staffs of the Financial Control Board for the City of New York (“FCB”), the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”), issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 26 special acts authorizing bond issuances to finance local government operating deficits, most recently for the Village of Suffern. When local governments are authorized to issue bonds to finance operating deficits, the local government generally is subject to certain additional fiscal oversight during the time the bonds are outstanding, including an annual budget review by OSC. In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality.

The Buffalo Fiscal Stability Authority exercised Control Period powers with respect to the City of Buffalo since the City’s 2004 fiscal year, but transitioned to Advisory Period powers commencing on July 1, 2012.

In January 2011, the Nassau County Interim Finance Authority (“NIFA”) declared that it was entering a Control Period, citing the “substantial likelihood and imminence” that Nassau County would incur a major operating funds deficit of 1 percent or more during the County’s 2011 fiscal year. Nassau County challenged NIFA’s determination and authority to impose a Control Period in State Supreme Court but did not prevail. NIFA is now exercising Control Period powers over Nassau County.

Erie County has a Fiscal Stability Authority, the City of New York has a Financial Control Board, and the City of Troy has a Supervisory Board, all of which presently perform certain review and advisory functions. The City of Newburgh operates under fiscal monitoring by the State Comptroller pursuant to special State legislation. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s FY 2015 or thereafter.

The City of Yonkers no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “School District”) is fiscally dependent upon the City of Yonkers as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized the City of Yonkers, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the School District’s general fund as of June 30, 2014. Subject to certain conditions that were satisfied, the FY 2015 Enacted Budget also provided $28 million to the City of Yonkers over other education aid provided by the State for the support of Yonkers School District for Yonkers fiscal year 2015. Legislation enacted in 2015, provides another $25 million to Yonkers for the support of the Yonkers School District for Yonkers fiscal year ending 2017, subject to Yonkers submitting a comprehensive financial plan that provides for continuity of current educational services and receiving approval of that plan from the Director of the Budget. That plan has been submitted and approved by the State Director of the Budget.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Budget Director, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for seventeen municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

The Office of the State Comptroller implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 69 local governments (12 counties, 14 cities, 21 towns, 22 villages) and 90 school districts have been placed in a stress category based on financial data for their fiscal years ending in 2014. The vast majority of entities (93 percent) are classified in the “No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

ADDITIONAL INFORMATION

Information regarding the State of New York’s financial condition is included in various public documents issued by the New York State Division of the Budget (“DOB”), such as the current year enacted budget, the State’s FY 2017 Enacted Budget Financial Plan, as periodically updated by DOB, generally in August, November and February of each fiscal year, and the current Capital Program and Financing Plan. These public documents, as well as the Annual Information Statement (which is the official disclosure document of the State and is incorporated in official statements of the State for its General Obligation Bonds, and in the official statements of the State’s financing authorities for the issuance of PIT Revenue Bonds and Sales Tax Revenue Bonds), the Continuing Disclosure/Annual Update, and other financial information relating to the State are available on the DOB website, www.budget.ny.gov.

The State of New York Comprehensive Annual Financial Report for FY 2016 and for earlier years is available on the Office of the State Comptroller website, www.OSC.ny.us/finance. The State Controller also issues current year monthly cash basis reports and these cash basis reports are also available on the OSC website.

None of the public documents or financial information on the above websites is incorporated herein by reference.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy and Rule 2a-7, information about each Portfolio’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website (www.tdamusa.com) as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, generally with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the

Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and other execution services to the Company and the Investment Manager, and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for oversight of the management of the Company rests with its Board in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company, as such term is defined in the Investment Company Act, are referred to as “Interested Directors.” “Fund Complex” includes the Portfolios, the TDAM Institutional U.S. Government Fund, the TDAM Institutional Treasury Obligations Money Market Fund, the TDAM Short-Term Bond Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM 1- to 5-Year Corporate Bond Portfolio, the TDAM 5- to 10-Year Corporate Bond Portfolio, the Epoch U.S. Equity Shareholder Yield Fund, the Epoch U.S. Large Cap Core Equity Fund, the Epoch Global Equity Shareholder Yield Fund, the TDAM Global Low Volatility Equity Fund, the Epoch Global All Cap Fund, the TDAM Target Return Fund, the Epoch U.S. Small-Mid Cap Equity Fund and the TDAM Tactical Opportunities Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 64	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of the Board since 6/20/13; Chairman of the Nominating/ Governance Committee since March 2011; Director since 3/30/09	Senior Advisor at Kennedy Wilson since 2015; Executive Vice Chairman of Kennedy Wilson, International (real estate), 2009 – 2015; Senior Advisor Stonepoint Capital 2008 – 2011; Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004.	20	Member, USC Marshall Business School Board since 2010; Director of Lepercq, de Neuflize and Co. 2009 – 2016; President of Christ Church Trustees since 2008; Trustee Emeritus of Whittier College since 2014, Trustee from 1995 – 2014.

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 65	Director and Chairman of the Audit Committee	Director since 12/18/08; Chairman of the Audit Committee since 3/24/11	Retired financial services attorney; real estate investor; Senior Advisor to New York State Banking Department, 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013.	20	Director and Vice Chairman, Albany Law School Board of Trustees.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 53	Director	Since 9/23/14	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present); President & CEO of Discovery Data since 2009, a leading financial services industry data provider; CEO and Director of Loring Ward International, Ltd.; and President of SA Funds-Investment Trust (2005 – 2009).	20	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice, LLC.

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of July 31, 2016.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
CHRISTOPHER L. WILSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 59	Director	Since 9/23/14	Managing Partner, CT2, LLC (consulting) (2009 to present); President and CEO, Columbia Funds (2004 – 2009).	20	Chairman of Audit Committee and Director, ISO-NE (energy and energy services) (2011 – present); Trustee and Finance Committee Chairman, Lesley University (2003 – 2011); Board of Governors, Investment Company Institute (2005 – 2009).

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 65	Director	Since 12/17/10	Senior Vice President — TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	20	Director of Ontario Teachers’ Pension Plan Board since 2012; Director of The Perimeter Institute; The Shaw Festival; Director of First National Financial Corporation; Board of Crombie REIT since 5/14/14; Previously, Chair and Board Trustee of Queens University, Greenwood College School 2012 – 6/1/16.

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of July 31, 2016.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Donald J. Herrema. Mr. Herrema has been a Director since 2009, Chairman of the Board since June 2013 and Chairman of the Nominating/Governance Committee since March 2011. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

Robert P. Herrmann. Mr. Herrmann has been a Director since September 2014. He has over 25 years of experience in the financial services industry, including experience as a chief executive officer of a financial services industry data provider.

Mr. Herrmann’s prior experience as an executive officer of two asset management firms has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. He also has experience as an independent trustee on the board of other mutual funds.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. He currently serves as an Audit Committee financial expert. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Christopher L. Wilson. Mr. Wilson has been a Director since September 2014. He currently serves as an Audit Committee financial expert. He is currently a consultant. He has over 29 years of business and financial experience in the investment management industry, including five years as the former President and CEO of a large mutual fund complex and registered investment adviser and numerous other executive roles. He also has experience in the electric utilities industry as a Director on the board of a Massachusetts-based electric grid operations company, which serves the New England region, and he serves as Chairman of the Audit Committee for the company. Mr Wilson has also served as a trustee on the boards of numerous non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has over 30 years of business experience in financial services. Of that, she has 21 years business experience with the Investment Manager including 19 years in an executive role. Ms. Palk also serves on the boards of directors of several non-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 53	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Previously, Chief Risk Officer of TD Asset Management Inc. since 2002 and Chief Financial Officer of TDAM Wealth Management from 2001 to 2002; and Chief Operating Officer of the Investment Manager from 1998 to 2010.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 52	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 45	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Officers Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 62	Secretary	Since 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio, Inc.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 56	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for oversight of the Company and the Portfolios. The Board, on behalf of the Company, has engaged TDAM to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing TDAM and other service providers in the operations of the Portfolios in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Herrema to serve in the role of Chairman. The Directors have determined that Mr. Herrema’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Nominating/Governance Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Portfolios are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Portfolios, the Board oversees the management of risks relating to the operation of the Company and the Portfolios. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Portfolios’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and the other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Portfolio or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the

Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s CCO, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Portfolios and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Herrema, Herrmann, Kelly, and Wilson. The Audit Committee met four times during the fiscal year ended October 31, 2015.

The Pricing Committee has responsibilities with respect to valuing securities or establishing a method for valuing securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2015.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company. The Committee, on which Messrs. Herrema, Herrmann, Kelly and Wilson currently serve, is composed solely of Independent Directors. The Committee may consider nominees recommended by any source, including, among others, shareholders, as it deems appropriate. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Company at Citi Fund Services, Prudential Center, 800 Boylston Street, 24th Floor, Boston, MA 02199. The Nominating/Governance Committee met once during the fiscal year ended October 31, 2015.

Ownership of Shares by Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2015, are set forth below.

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Donald J. Herrema	$0	$0
Peter B. M. Eby(1)	$0	$0
Robert P. Herrmann	$0	$0
James E. Kelly	$0	$0
Christopher L. Wilson	$0	$0
Interested Director
Barbara F. Palk	$0	$0

(1)	Mr. Eby retired from the Board effective March 30, 2016.

On December 31, 2015, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Class of each Portfolio. As of December 31, 2015, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager or the distributor of the Portfolios or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the distributor of the Portfolios.

Compensation of Directors

Officers and Directors who are “interested persons” as defined in the Investment Company Act of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. As of April 1, 2016, each Independent Director receives, in the aggregate: (i) a base annual retainer of $67,500, payable quarterly, (ii) a meeting fee of $6,500 for each meeting attended in person, (iii) a meeting fee of $4,000 for each meeting attended by telephone, (iv) a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board, (v) a meeting fee of $6,500 for each special meeting attended in person, (vi) retainer for the Chairman is $20,000 annually, payable quarterly; and (vii) retainer for the Audit Committee Chair is $10,000 annually, payable quarterly. Prior to April 1, 2016, each Independent Director received, in the aggregate: (i) a base annual retainer of $65,000, payable quarterly, (ii) a meeting fee of $6,000 for each meeting attended in person, (iii) a meeting fee of $3,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board, a committee meeting fee of $3,500 for each such meeting attended, (v) a meeting fee of $6,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board, an audit committee meeting fee of $3,500 for each such meeting attended, (vii) retainer for the Chairman is $20,000 annually, payable quarterly; and (viii) retainer for the Audit Committee Chair is $10,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2015, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Independent Directors
Donald J. Herrema	$112,500	$0	$0	$112,500
Peter B. M. Eby(2)	$92,500	$0	$0	$92,500
Robert P. Herrmann	$92,500	$0	$0	$92,500
James E. Kelly	$102,500	$0	$0	$102,500
Lawrence J. Toal(3)	$48,000			$48,000
Christopher L. Wilson	$92,500	$0	$0	$92,500
Interested Director
Barbara F. Palk	$89,000	$0	$0	$89,000

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Mr. Eby retired from the Board effective March 30, 2016.
(3)	Mr. Toal retired from the Board effective March 26, 2015.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to an investment management agreement with the Company on behalf of each Portfolio (the “Investment Management Agreement”), the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Board.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of June 30, 2016, the TD Bank Group had over $270 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of June 30, 2016, had total assets under management of approximately $28 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Board. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

A discussion of the basis for the Board’s approval of the Investment Management Agreement is available in the Portfolios’ semi-annual shareholder report for the fiscal period ended April 30, 2016.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses in an effort to maintain certain net yields for the Portfolio. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated by the Investment Manager and its affiliates at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived*
Money Market Portfolio
Year ended October 31, 2015	$2,660,807	$—
Year ended October 31, 2014	$2,480,283	$761,841
Year ended October 31, 2013	$2,471,535	$449,797
U.S. Government Portfolio
Year ended October 31, 2015	$1,060,287	$607,069
Year ended October 31, 2014	$1,018,208	$883,322
Year ended October 31, 2013	$963,596	$569,794
Municipal Portfolio
Year ended October 31, 2015	$919,447	$894,752
Year ended October 31, 2014	$891,138	$739,012
Year ended October 31, 2013	$902,841	$327,210

	Fee	Fee Waived*
California Portfolio
Year ended October 31, 2015	$379,763	$482,405
Year ended October 31, 2014	$380,497	$460,741
Year ended October 31, 2013	$350,147	$243,827
New York Portfolio
Year ended October 31, 2015	$194,531	$335,040
Year ended October 31, 2014	$178,807	$292,951
Year ended October 31, 2013	$186,207	$194,983

*	The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Administration

Pursuant to an Amended and Restated Administration Agreement (the “Administration Agreement”) with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation from the Portfolios. The Portfolios did not pay the Administrator any administration fees during the fiscal years ended October 31, 2013, 2014 and 2015, respectively.

The Administrator has entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company (the “Sub-administration Agreement”). Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Board, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO” or the “Distributor”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO, SIDCO has the exclusive right to distribute shares of the Company (the “Distribution Agreement”). SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. As the 12b-1 Plan (defined below) does not provide for the payment of fees to the Distributor for these services, pursuant to a Reimbursement Agreement between the Investment Manager and SIDCO, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Independent Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Board has adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits the Investor Class of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.45% of its annual average daily net assets, Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, pursuant to which the share classes of the Portfolios pay, absent waivers, 12b-1 Fees. The Investor Class of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.45% of its annual average daily net assets, Class A of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.53% of its annual average daily net assets, the Premium Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.365% of its annual average daily net assets and the Select Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.33% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc. (“TD Ameritrade Clearing” or the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (ii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

For the fiscal year ended October 31, 2015, the Portfolios paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*
Money Market Portfolio — Investor Class
Year ended October 31, 2015	$2,551,480	$2,551,480
Money Market Portfolio — Premium Class
Year ended October 31, 2015	$364,763	$364,763
Money Market Portfolio — Class A
Year ended October 31, 2015	$8,324,866	$8,324,866
Money Market Portfolio — Select Class
Year ended October 31, 2015	$2,353,980	$2,353,980
U.S. Government Portfolio — Investor Class
Year ended October 31, 2015	$3,525,388	$3,525,388
U.S. Government Portfolio — Class A
Year ended October 31, 2015	$1,508,873	$1,508,873
Municipal Portfolio — Investor Class
Year ended October 31, 2015	$1,804,037	$1,804,037
Municipal Portfolio — Class A
Year ended October 31, 2015	$2,749,865	$2,749,865
California Portfolio — Investor Class
Year ended October 31, 2015	$723,095	$723,095
California Portfolio — Class A
Year ended October 31, 2015	$1,161,117	$1,161,117
New York Portfolio — Investor Class
Year ended October 31, 2015	$466,438	$466,438
New York Portfolio — Class A
Year ended October 31, 2015	$481,661	$481,661

*	The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Shareholder Servicing

The Board has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay, absent waivers, banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board, provided that the annual rate may not exceed 0.25% (0.05% in the case of the Premium Class and Select Class of the Money Market Portfolio) of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade (the “TD Ameritrade Agreement”), TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The TD Ameritrade Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. The TD Ameritrade Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement. Each Portfolio or TD Ameritrade may terminate the TD Ameritrade Agreement on 15 days’ prior written notice without penalty. A majority of the Independent Directors who have no direct or indirect financial interest in the TD Ameritrade Agreement may terminate the TD Ameritrade Agreement any time without penalty. The TD Ameritrade Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Portfolios under the TD Ameritrade Agreement, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived*
Money Market Portfolio — Investor Class
Year ended October 31, 2015	$1,417,482	$1,417,482
Year ended October 31, 2014	$1,571,503	$1,571,503
Year ended October 31, 2013	$1,841,428	$1,840,864
Money Market Portfolio — Premium Class
Year ended October 31, 2015	$49,969	$46,269
Year ended October 31, 2014	$52,860	$52,859
Year ended October 31, 2013	$60,649	$56,568
Money Market Portfolio — Class A
Year ended October 31, 2015	$3,926,828	$3,926,828
Year ended October 31, 2014	$3,612,558	$3,612,558
Year ended October 31, 2013	$3,332,417	$3,331,749
Money Market Portfolio — Select Class
Year ended October 31, 2015	$356,673	$356,673
Year ended October 31, 2014	$273,003	$272,995
Year ended October 31, 2013	$261,876	$261,579
U.S. Government Portfolio — Investor Class
Year ended October 31, 2015	$1,958,540	$1,958,540
Year ended October 31, 2014	$1,823,120	$1,823,120
Year ended October 31, 2013	$1,666,588	$1,666,578
U.S. Government Portfolio — Class A
Year ended October 31, 2015	$711,733	$711,733
Year ended October 31, 2014	$729,929	$729,929
Year ended October 31, 2013	$745,551	$745,547
Municipal Portfolio — Investor Class
Year ended October 31, 2015	$1,002,238	$1,002,238
Year ended October 31, 2013	$1,047,361	$1,047,361
Year ended October 31, 2013	$1,047,361	$1,047,361
Municipal Portfolio — Class A
Year ended October 31, 2015	$1,297,107	$1,297,107
Year ended October 31, 2014	$1,170,856	$1,170,856
Year ended October 31, 2013	$1,209,760	$1,209,760

	Fee Paid	Fee Waived*
California Portfolio — Investor Class
Year ended October 31, 2015	$401,718	$401,718
Year ended October 31, 2014	$413,467	$413,467
Year ended October 31, 2013	$418,575	$418,575
California Portfolio — Class A
Year ended October 31, 2015	$547,697	$547,697
Year ended October 31, 2014	$537,782	$537,782
Year ended October 31, 2013	$456,800	$456,800
New York Portfolio — Investor Class
Year ended October 31, 2015	$259,131	$259,131
Year ended October 31, 2014	$537,782	$537,782
Year ended October 31, 2012	$264,298	$264,298
New York Portfolio — Class A
Year ended October 31, 2015	$227,199	$227,199
Year ended October 31, 2014	$187,098	$187,098
Year ended October 31, 2013	$201,222	$201,222

*	The Investment Manager and its affiliates may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Portfolio and/or one or more classes of shares of the Portfolio at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

Transfer Agent and Custodian

TD Ameritrade Clearing, Inc., 200 South 108th Avenue, Omaha, NE 68154, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent (the “Transfer Agent”) for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of the Investor Class of each Portfolio, Class A of each Portfolio and the Select Class of the Money Market Portfolio and 0.05% of the average daily net assets of the Premium Class of the Money Market Portfolio.

The Transfer Agent is permitted, with prior written consent of the Company or a Portfolio, to delegate some or all of its obligations under the Transfer Agency Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Portfolios generally do not invest in voting securities, the Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Portfolios and the Investment Manager acting on behalf of the Portfolios, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Portfolio. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with this Proxy Voting Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.
Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.
Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.
Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.
Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.
Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.
Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.
Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.
Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.
Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”
Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.
Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.
Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.
Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.
Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.
Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.
Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.
Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.
Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.
Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.
Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.
Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.
Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.
Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.
Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.
Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favor of it.
Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e., confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest Other Business	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above). The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business. To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

The Company, the Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the long-term capital gains tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code of 1986, as amended (the “Code”) as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (at a rate of 15% for individuals and other non-corporate shareholders with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, and 20% for those with any income above such levels that is long-term capital gain), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued. Each Portfolio may obtain exposure to municipal obligations by investments in tender option bonds; such structures may themselves be subject to certain regulatory compliance requirements.

California Income Tax Issues — California Portfolio. California personal income tax law provides that exempt-interest dividends paid by a regulated investment company from interest on obligations the interest on which is exempt from California personal income tax and designated by the California Portfolio as exempt-interest dividends (in a written notice mailed to the California Portfolio’s shareholders not later than 60 days after the close of the California Portfolio’s taxable year) are exempt from California personal income tax. For the California Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from California personal income tax. Such obligations include obligations of the United States, the State of California and its political subdivisions and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam. Distributions to individual shareholders derived from interest on other types of obligations or from market discount or short- or long-term capital gains will be subject to California personal income tax. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares of the Portfolio will not be deductible for California personal income tax purposes.

Dividends and distributions from the Portfolio are not exempt from California state corporate franchise tax, but are exempt from California corporate income tax in a manner similar to their exemption from California personal income tax.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Cost Basis Reporting of Shareholder Proceeds The Company (or its administrative agent) reports to the IRS and furnishes to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the prior law requirement to report the gross proceeds from the sale of shares, the Company is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of shares, the Company permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Company will use a default cost basis method of average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The prior law requirement to report only the gross proceeds from the sale of shares will continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Portfolios that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2015, the breakdown of capital loss carryforwards was as follows:

	Short-Term Loss	Expiring October 31,			Total
		2016	2018	2019
Money Market Portfolio	$9,167	$—	$—	$—	$9,167
U.S. Government Portfolio	3,481	—	—	—	3,481
California Portfolio	8	4,061	81	—	4,150
New York Portfolio	34,962	—	148	439	35,549

During the year ended October 31, 2015, the U.S. Government Portfolio and New York Portfolio utilized $1,223 and $31, respectively, of capital loss carryforwards to offset capital gains.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares and then within 90 days and prior to January 31 of the following calendar year acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Portfolio holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Portfolio’s taxable year, and the Portfolio satisfies the minimum distribution requirement, the Portfolio may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Portfolio for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the Portfolio were to make an election, a shareholder of the Portfolio would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open (a “Portfolio Business Day”). In addition, the Portfolios may elect, in their discretion, if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays. A Portfolio may close early on any Portfolio Business Day on which the Securities Industry and Financial Markets Association recommends that bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each Portfolio Business Day as of 4:00 p.m. (Eastern Time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7.

Each Portfolio must adhere to certain conditions under Rule 2a-7. The Board oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Portfolio; and such other measures as the Board may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by Financial Intermediaries that have entered into selling agreements with the Distributor.

The Investor Class and Class A of each Portfolio and the Select Class of the Money Market Portfolio do not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. The Premium Class of the Money Market Portfolio is not subject to minimum account balance requirements. For the Premium Class of shares of the Money Market Portfolio, there is a $10,000 minimum for purchases in retail and IRA accounts. There is no minimum requirement for subsequent purchases for retail and IRA accounts. The Money Market Portfolio may waive these requirements at any time in its discretion. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Premium Class shares of the Money Market Portfolio. If applicable, each Portfolio may waive minimum investment requirements, if any, for purchases by directors, officers or employees of the Company, TD Ameritrade or any of its subsidiaries.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the Financial Intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your Financial Intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV. With respect to redemptions in amounts greater than the lesser of $1,000,000 or 1% of Portfolio net assets, the redemption amount above such threshold will generally be paid by a distribution in-kind of portfolio securities. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in-kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in-kind of the Portfolio’s securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the Portfolio’s liquidity.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

Liquidity Fees and Redemption Gates

If a Portfolio’s (other than the U.S. Government Portfolio) weekly liquid assets fall below 30% of its total assets and the Board determines that it is in the best interests of the Portfolio, the Board may at any time, including as early as the same day, impose a liquidity fee of no more than 2% and/or temporarily suspend redemptions for a limited period of time (a redemption gate). If a Portfolio’s weekly liquid assets fall below 10% of its total assets, the Portfolio will impose a liquidity fee of 1%, generally effective as of the next business day on all redemptions, unless the Board (including a majority of the Independent Directors) determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a liquidity fee would be implemented, if at all, after a Portfolio has notified financial intermediaries and shareholders that a liquidity fee will be imposed and applied to all redemption requests processed at the first net asset value calculation on the next business day following the announcement, although the Board, in its discretion, may elect otherwise. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries. Shareholders will be notified about the imposition of a liquidity fee or redemption gate through the Investment Manager’s website www.tdamusa.com. In addition, a Portfolio will supplement its registration statement to communicate the imposition of a liquidity fee or redemption gate and will report such action to the SEC on Form N-CR. If a Portfolio imposes a redemption gate, neither the Portfolio nor any financial intermediary on its behalf will accept redemption requests until the Portfolio provides notice that the redemption gate has been lifted. Redemption requests submitted while a redemption gate is imposed will be cancelled without any further notice. If shareholders wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

A liquidity fee or redemption gate will remain in effect until the Board, in its discretion, determines that it is no longer in the best interest of a Portfolio and its shareholders. Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Portfolio’s weekly liquid assets reach at least 30% of its total assets.

Redemption gates may only last up to 10 business days in any 90 day period, determined on a rolling basis. When a liquidity fee or redemption gate is in place, shareholders will not be permitted to exchange into or out of a Portfolio. The Board may, in its discretion, permanently suspend redemptions and liquidate a Portfolio if, at the end of a business day, the Portfolio has less than 10% of its total assets invested in weekly liquid assets, or the Board determines that the deviation between the Portfolio’s amortized cost price per share and its market-based NAV per share may result in material dilution or other unfair results to investors or existing shareholders.

Use of Liquidity Fee Proceeds

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by Portfolios, and such tax treatment may be the subject of future guidance issued by the IRS. If a Portfolio receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Portfolio at such time.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

The Board may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 27 billion shares of the Money Market Portfolio with 8 billion shares designated to the Investor Class, 3 billion shares designated to the Premium Class, 10 billion shares designated to Class A, and 6 billion shares designated to the Select Class; 12 billion shares of the U.S. Government Portfolio with 7 billion shares designated to the Investor Class and 5 billion shares designated to Class A; 8 billion shares of the Municipal Portfolio with 4 billion shares designated to each of the Investor Class and Class A; 7 billion shares of the California Portfolio with 5 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 4 billion shares of the New York Portfolio with 2 billion shares designated to each of the Investor Class and Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Portfolio’s/Class’s outstanding shares as of July 21, 2016.

Portfolio/Class	Shares	% of Class
TDAM U.S. Government Portfolio — Class A Bendich, Stobaugh & Strong PC Attn: Stephen Strong, David Stobaugh 701 Fifth Avenue, Ste 4850 Seattle, WA 98104	15,103,783.09	5.33%
TDAM New York Portfolio — Investor Class Susan Rosenberg Albany, NY 12211-0046	8,917,805.67	8.18%
TDAM New York Municipal Portfolio — Class A Melissa Meyer New York, NY 10014	7,265,782.01	8.89%
TDAM U.S. Government Portfolio — Investor Class The Private Client Law Group PC Attn: Christopher T Graham 75 14th Street, Ste 2200 Atlanta, GA 30309	140,455,521.55	14.10%

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT TERM RATINGS

A-1 An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE SHORT TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime — 3 have an acceptable ability to repay short-term obligations.

FITCH SHORT TERM RATINGS

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

DBRS SHORT TERM RATINGS

R-1 (high) Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

STANDARD & POOR’S LONG TERM ISSUER RATINGS

AAA. An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.

AA. An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A. An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB. An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE LONG TERM RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

FITCH LONG TERM RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

DBRS LONG TERM RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

S&P MUNICIPAL NOTES RATINGS

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in 3 years or less will likely receive a note rating. Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

MOODY’S MUNICIPAL NOTES RATINGS

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

TDAMSAI01

TD Asset Management

STATEMENT OF ADDITIONAL INFORMATION
October 4, 2016

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional U.S. Government Fund
Institutional Class (TDGXX)
Institutional Service Class (TDHXX)
Commercial Class (TGCXX)

TDAM Institutional Treasury Obligations Money Market Fund
Institutional Service Class (TDVXX)
Commercial Class (TTCXX)

399 Park Avenue
New York, New York 10022
(866) 416-4031

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated October 4, 2016 (the “Prospectus”) for the TDAM Institutional U.S. Government Fund and the TDAM Institutional Treasury Obligations Money Market Fund, each a series (the “Funds”) of TD Asset Management USA Funds Inc. (the “Company”). The Prospectus is incorporated by reference into this SAI.

Each Fund’s financial statements and financial highlights for the fiscal year ended October 31, 2015, including the independent registered public accounting firm’s report thereon, are included in the Funds’ Annual Report and are incorporated herein by reference. Each Fund’s unaudited financial statements and unaudited financial highlights for the six-months ended April 30, 2016 are included in the Funds’ Semi-Annual Report and incorporated herein by reference.

To obtain a free copy of the Prospectus or the Funds’ Annual or Semi-Annual Report, please write to the Company at P.O. Box 182300, Columbus, Ohio 43218-2300, call (866) 416-4031, or visit the following website: http://www.tdamusa.com.

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Fund offers two or more classes of shares. This SAI pertains to all classes of each of the TDAM Institutional U.S. Government Fund (the “Institutional U.S. Government Fund”) and the TDAM Institutional Treasury Obligations Money Market Fund (the “Institutional Treasury Fund”).

Each of the Funds is “diversified” as that term is defined in the Investment Company Act.

The investment manager of the Funds is TDAM USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund’s investment policies and restrictions that are designated as fundamental may only be changed with approval by holders of a “majority of the outstanding voting securities” of the Funds. Except as otherwise indicated, however, each Fund’s investment policies and restrictions are not designated as fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, the Funds or a particular class of shares of the Funds (“Class”) means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company, the Funds or such Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company, the Funds or such Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, the Funds or such Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Fund’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Funds.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and restrictions.

As money market funds, the Funds are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Funds. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

The Institutional U.S. Government Fund may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The Institutional U.S. Government Fund will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made by the Institutional U.S. Government Fund in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

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Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Institutional U.S. Government Fund but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Fund’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Institutional U.S. Government Fund’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. The Institutional U.S. Government Fund’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Fund may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Fund will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Fund’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, a Fund will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Fund will borrow from banks for leverage purposes. As a matter of fundamental policy, a Fund will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

U.S. Treasury Obligations

The Institutional Treasury Fund may invest in U.S. Treasury obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (described on page 8).

Commercial Paper and Similar Securities

(Institutional U.S. Government Fund only) Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Institutional U.S. Government Fund may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

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Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

Credit Enhancement Features

The Institutional U.S. Government Fund may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to the Institutional U.S. Government Fund and affect its share price.

Foreign Securities

The Institutional U.S. Government Fund may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Fund also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Government Securities

Each Fund normally invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized by cash or government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and

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credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit. Fannie Mae and Freddie Mac historically were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the U.S. government. However, in September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. Although the U.S. government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so. A U.S. government guarantee of the securities owned by a Fund does not guarantee the net asset value of the Funds’ shares.

Illiquid Securities

The Institutional U.S. Government Fund may invest up to 5% of its total assets in illiquid securities. The term “illiquid securities” is defined in Rule 2a-7 as securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value ascribed to them by the Fund. In determining the liquidity of the Institutional U.S. Government Fund’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Institutional U.S. Government Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Company’s Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, the Institutional U.S. Government Fund was in a position where more than 5% of its total assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If the Institutional U.S. Government Fund decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 5% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of the Institutional U.S. Government Fund’s 5% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities

The Institutional U.S. Government Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Institutional U.S. Government Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any

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one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to the investment companies in the aggregate. In addition, the Institutional U.S. Government Fund will limit its investments in other investment companies in accordance with the diversification and quality requirements of the Institutional U.S. Government Fund. To the extent allowed by law or regulation, the Institutional U.S. Government Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager in excess of the limits discussed above. As a shareholder of another investment company, the Institutional U.S. Government Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Institutional U.S. Government Fund bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Put Features

(Institutional U.S. Government Fund only) Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Fund may enter into repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Fund at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Fund’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. Each Fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager, pursuant to policies and procedures for reviewing creditworthiness adopted by the Board; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller, a Fund might have expenses in enforcing its rights under the repurchase agreement, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Fund will segregate appropriate liquid assets to cover its obligation under the agreement. Each Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. In the event of a bankruptcy or other default of a buyer, a Fund might have expenses in enforcing its rights under the reverse repurchase agreement.

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Rule 144A Securities

If otherwise consistent with its investment objectives and policies, the Institutional U.S. Government Fund may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Board or the Investment Manager, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Fund must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Funds may purchase only U.S. dollar-denominated instruments that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. An eligible security is (i) a security with a remaining maturity of 397 calendar days or less that the Investment Manager determines presents minimal credit risks to the relevant Portfolio, which determination must include an analysis of the capacity of the issuer or guarantor to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of the issuer's or guarantor's financial condition, sources of liquidity, ability to react to future market-wide and issuer- or guarantor-specific events, and the strength of the issuer's or guarantor's industry; (ii) a registered investment company that is a money market fund; or (iii) a government security.

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each Fund may not invest more than 5% of its total assets in the securities of any one issuer.

Under the applicable liquidity requirements of Rule 2a-7, each Fund must hold at least 10% of its assets in “daily liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, securities for which the Fund has a legal right to receive cash in one business day, and amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. Each Fund must also hold at least 30% of its assets in “weekly liquid assets” (as defined in Rule 2a-7), which include cash, direct obligations of the U.S. Government, agency discount notes with a remaining maturity of 60 days or less, securities for which the Fund has a legal right to receive cash within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less, all calculated as described in Rule 2a-7. For example, for a government security that is a variable rate security where the variable rate of interest is readjusted at least every 397 calendar days, the maturity is deemed to be equal to the period remaining until the next readjustment of the interest rate.

Securities Lending

Each Fund may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Fund will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Stripped Government Securities

Each of the Institutional U.S. Government Fund and the Institutional Treasury Fund may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Funds.

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Temporary Defensive Position

When market or business conditions warrant, the Institutional U.S. Government Fund may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from Standard & Poor's (“S&P”) or P-1 from Moody's Investor Service (“Moody's”) or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly, and (v) money market mutual funds. To the extent the Institutional U.S. Government Fund assumes a temporary defensive position, it may not be pursuing its investment objective. When a Fund assumes a temporary defensive position, it is likely that its shareholders will be subject to federal income taxes on a greater portion of their income dividends received from the Fund.

Variable or Floating Rate Obligations

The Institutional U.S. Government Fund may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities.

Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Institutional U.S. Government Fund determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

The Institutional U.S. Government Fund may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, the Institutional U.S. Government Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because the Institutional U.S. Government Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Institutional U.S. Government Fund remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When the Institutional U.S. Government Fund has sold a security on a delayed delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Institutional U.S. Government Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Institutional U.S. Government Fund will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, the Institutional U.S. Government Fund will segregate appropriate liquid assets to cover its purchase obligations. The Institutional U.S. Government Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Institutional U.S. Government Fund reserves the right to sell these securities before the settlement date if deemed advisable.

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Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

The Institutional U.S. Government Fund may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the fundamental investment restrictions of each Fund. Each Fund (unless noted otherwise) may not:

(1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) issue senior securities, except as permitted under the Investment Company Act;

(3) make short sales of securities or purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(4) borrow money, except that each Fund may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Fund will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(5) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(10) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Funds.

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The following are the non-fundamental investment restrictions of each Fund and may be changed without shareholder approval. Each Fund (unless noted otherwise) does not currently intend to:

(1) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(a)(2) of the Securities Act (Section 4(a)(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Board;

(3) invest in financial futures and options thereon;

(4) (with respect to the Institutional U.S. Government Fund only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change; or

(5) (with respect to the Institutional Treasury Fund) normally invest less than 100% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury obligations, repurchase agreements backed by such obligations and cash; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Funds (the “Policy”), which is designed to ensure that disclosure of portfolio holdings information is in the best interests of shareholders.

Generally, the Policy limits the dissemination of Fund portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) and, for purposes of rating the Funds, S&P will (or may) have access to Fund portfolio holdings information on a regular basis. Company Representatives and S&P are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company, a Company Representative nor S&P may disclose a Fund’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company, any Company Representative nor S&P may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy and Rule 2a-7, information about each Fund’s portfolio holdings will be published on the Portfolio Holdings section of the TDAM website www.tdamusa.com as of the end of each month, generally subject to a 5-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Fund’s month-end top ten holdings, generally with a 30-day lag time. The Company may disclose Fund holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

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The Chief Compliance Officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Fund portfolio holdings information. Company, Company Representative and S&P compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO (or his or her designee) on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon the Investment Manager’s ability to time and execute such transactions. Each Fund normally intends to hold its portfolio securities to maturity. The Funds do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Fund’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include the price, speed of execution, certainty of execution and overall cost of the transaction. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide research and order execution services to the Company and the Investment Manager and who may charge a commission in excess of that charged by other broker-dealers if the Investment Manager determines in good faith that the commission is reasonable in relation to the services utilized by the Investment Manager. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Funds. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Funds, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Funds satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Fund will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Funds as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Fund.

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MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for oversight of the management of the Company rests with its Board in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company, as such term is defined in the Investment Company Act, are referred to as “Interested Directors.” “Fund Complex” includes the Funds, the TDAM Money Market Portfolio, the TDAM U.S. Government Portfolio, the TDAM Municipal Portfolio, the TDAM California Municipal Money Market Portfolio, the TDAM New York Municipal Money Market Portfolio, the TDAM Short-Term Bond Fund, the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM 1- to 5-Year Corporate Bond Portfolio, the TDAM 5- to 10-Year Corporate Bond Portfolio, the Epoch U.S. Equity Shareholder Yield Fund, the Epoch U.S. Large Cap Core Equity Fund, the Epoch Global Equity Shareholder Yield Fund, the TDAM Global Low Volatility Equity Fund, the Epoch Global All Cap Fund, the TDAM Target Return Fund, the Epoch U.S. Small-Mid Cap Equity Fund and the TDAM Tactical Opportunities Fund, each a series of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 64	Chairman of the Board and Director; Chairman of the Nominating/ Governance Committee	Chairman of the Board since 6/20/13; Chairman of the Nominating/ Governance Committee since March 2011; Director since 3/30/09	Senior Advisor at Kennedy Wilson since 2015; Executive Vice Chairman of Kennedy Wilson, International (real estate), 2009 – 2015; Senior Advisor Stonepoint Capital 2008 – 2011; Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004.	20	Member, USC Marshall Business School Board since 2010; Director of Lepercq,
					de Neuflize and Co. 2009 – 2016; President of Christ Church Trustees since 2008; Trustee Emeritus of Whittier College since 2014, Trustee from 1995 – 2014.

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue, 32nd Floor New York, NY 10022 Age: 65	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee 3/24/11	Retired financial services attorney; real estate investor; Senior Advisor to New York State Banking Department, 2009; Trustee of Albany Law School since 1998, Vice Chairman since 2013.	20	Director and Vice Chairman, Albany Law School Board of Trustees.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 53	Director	Since 9/23/14	Executive Vice President, Global Asset & Wealth Management, Ipreo (2013 – present); President & CEO of Discovery Data since 2009, a leading financial services industry data provider; CEO and Director of Loring Ward International, Ltd.; and President of SA Funds-Investment Trust (2005 – 2009).	20	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice, LLC.

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of July 31, 2016.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
CHRISTOPHER L. WILSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 59	Director	Since 9/23/14	Managing Partner, CT2, LLC (consulting), (2009 to present); President and CEO, Columbia Funds (2004 – 2009).	20	Chairman of Audit Committee and Director, ISO-NE (energy and energy services), (2011 – present); Trustee and Finance Committee Chairman, Lesley University (2003 – 2011); Board of Governors, Investment Company Institute (2005 – 2009).

Interested Director
BARBARA F. PALK††† c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 65	Director	Since 12/17/10	Senior Vice President — TD Bank Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments from June 2003 through December 2010.	20	Director of Ontario Teachers’ Pension Plan Board since 2012; Director of The Perimeter Institute; The Shaw Festival; Director of First National Financial Corporation; Board of Crombie REIT since 5/14/14; Previously, Chair and Board Trustee of Queens University, Greenwood College School 2012 – 6/1/16.

†	The table shows the time period for which each individual has served as a Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of July 31, 2016.
†††	Ms. Palk is considered an “interested person” because she owns shares of The Toronto-Dominion Bank.

Qualifications of Directors

The Board has concluded, based on each Director’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of the other Directors, that each Director is qualified to serve as a Director of the Company. Among the attributes common to all the Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, TDAM, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Independent Directors

Donald J. Herrema. Mr. Herrema has been a Director since 2009, Chairman of the Board since June 2013 and Chairman of the Nominating/Governance Committee since March 2011. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

Robert P. Herrmann. Mr. Herrmann has been a Director since September 2014. He has over 25 years of experience in the financial services industry, including experience as a chief executive officer of a financial services industry data provider.
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Mr. Herrmann’s prior experience as an executive officer of two asset management firms has provided him with a wealth of knowledge regarding mutual funds and the environment in which funds operate. He also has experience as an independent trustee on the board of other mutual funds.

James E. Kelly. Mr. Kelly has been a Director since 2008 and Chairman of the Audit Committee since March 2011. He currently serves as an Audit Committee financial expert. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Christopher L. Wilson. Mr. Wilson has been a Director since September 2014. He currently serves as an Audit Committee financial expert. He is currently a consultant. He has over 29 years of business and financial experience in the investment management industry, including five years as the former President and CEO of a large mutual fund complex and registered investment adviser and numerous other executive roles. He also has experience in the electric utilities industry as a Director on the board of a Massachusetts-based electric grid operations company, which serves the New England region, and he serves as Chairman of the Audit Committee for the company. Mr Wilson has also served as a trustee on the boards of numerous non-profit organizations.

Interested Director

Barbara F. Palk. Ms. Palk has over 30 years of business experience in financial services. Of that, she has 21 years business experience with the Investment Manager including 19 years in an executive role. Ms. Palk also serves on the boards of directors of several non-profit companies.

Specific details regarding each Director’s principal occupations during the past five years are included in the preceding table.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
Officers
MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 53	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Previously, Chief Risk Officer of TD Asset Management Inc. since 2002 and Chief Financial Officer of TDAM Wealth Management from 2001 to 2002; and Chief Operating Officer of the Investment Manager from 1998 to 2010.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 52	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager; from June 2005 through March 2008, attorney, Schulte Roth and Zabel LLP.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 48	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

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Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years
MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 45	Assistant Treasurer	Since 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

CURTIS BARNES c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 62	Secretary	Since 6/14/12	Since September 2007, Senior Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from May 1995 through September 2007, Vice President, Citi Fund Services Ohio Inc.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue, New York, NY 10022 Age: 56	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as an Officer. There is no set term of office for Officers.

Leadership Structure and Oversight Responsibilities

The Board has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board is responsible for overseeing TDAM and other service providers in the operations of the Funds in accordance with the provisions of the Investment Company Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board is currently composed of five members, each of whom, other than Ms. Barbara Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating/Governance Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Herrema to serve in the role of Chairman. The Directors have determined that Mr. Herrema’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Nominating/Governance Committee, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

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The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and the other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s CCO, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board has three standing committees: Audit, Pricing and Nominating/Governance.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Herrema, Herrmann, Kelly and Wilson. The Audit Committee met four times during the fiscal year ended October 31, 2015.

The Pricing Committee has responsibilities with respect to valuing securities or establishing a method for valuing securities for which no market quotation is readily available. The Pricing Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2015.

The purpose of the Nominating/Governance Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. Another purpose of the Committee is to periodically review, as appropriate, and make recommendations to the Board regarding matters related to the governance of the Company.

The Committee, on which Messrs. Herrema, Herrmann, Kelly and Wilson currently serve, is composed solely of Independent Directors. The Committee may consider nominees recommended by any source, including, among others, shareholders, as it deems appropriate. Any such recommendations from shareholders should be directed to the attention of the Secretary of the Company at Citi Fund Services, Prudential Center, 800 Boylston Street, 24th Floor, Boston, MA 02199. The Nominating/Governance Committee met once during the fiscal year ended October 31, 2015.

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Ownership of Shares By Directors

The dollar range of the shares in each Fund beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2015 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Fund Complex
Independent Directors
Donald J. Herrema	$0	$0
Peter B. M. Eby(1)	$0	$0
Robert P. Herrmann	$0	$0
James E. Kelly	$0	$0
Christopher L. Wilson	$0	$0
Interested Director
Barbara F. Palk	$0	$0

(1)	Mr. Eby retired from the Board effective March 30, 2016.

On December 31, 2015, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Class of each Fund. As of December 31, 2015, none of the Independent Directors of the Company or their immediate family members owned beneficially or of record any securities of the Investment Manager or the distributor of the Funds or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the distributor of the Funds.

Compensation of Directors

Officers and Directors who are “interested persons” as defined in the Investment Company Act of the Investment Manager, Citi Fund Services Ohio, Inc., SEI Investments Distribution Co. (“SIDCO”) or SEI Investments receive no compensation from the Company. As of April 1, 2016, each Independent Director receives, in the aggregate: (i) a base annual retainer of $67,500, payable quarterly, (ii) a meeting fee of $6,500 for each meeting attended in person, (iii) a meeting fee of $4,000 for each meeting attended by telephone, (iv) a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board, (v) a meeting fee of $6,500 for each special meeting attended in person, (vi) retainer for the Chairman is $20,000 annually, payable quarterly; and (vii) retainer for the Audit Committee Chair is $10,000 annually, payable quarterly. Prior to April 1, 2016, each Independent Director received, in the aggregate: (i) a base annual retainer of $65,000, payable quarterly, (ii) a meeting fee of $6,000 for each meeting attended in person, (iii) a meeting fee of $3,500 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board, a committee meeting fee of $3,500 for each such meeting attended, (v) a meeting fee of $6,000 for each special meeting attended in person, (vi) for audit committee meetings taking place on days when there is no meeting of the full Board, an audit committee meeting fee of $3,500 for each such meeting attended, (vii) retainer for the Chairman is $20,000 annually, payable quarterly; and (viii) retainer for the Audit Committee Chair is $10,000 annually, payable quarterly. Directors’ fees are allocated among the series of the Company. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

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The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2015, are as follows:

Name of Board Member	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors(1)
Independent Directors
Donald J. Herrema	$112,500	$0	$0	$112,500
Peter B. M. Eby(2)	$92,500	$0	$0	$92,500
Robert P. Herrmann	$92,500	$0	$0	$92,500
James E. Kelly	$102,500	$0	$0	$102,500
Lawrence J. Toal(3)	$48,000	$0	$0	$48,000
Christopher L. Wilson	$92,500	$0	$0	$92,500
Interested Director
Barbara F. Palk	$89,000	$0	$0	$89,000

(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Mr. Eby retired from the Board effective March 30, 2016.
(3)	Mr. Toal retired from the Board effective March 26, 2015.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TDAM USA Inc., a Delaware corporation, is the Investment Manager of each Fund. Pursuant to an investment management agreement with the Company on behalf of each Fund (the “Investment Management Agreement”), the Investment Manager manages each Fund’s investments in accordance with its stated policies and restrictions, subject to oversight by the Board.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“Toronto-Dominion”). Toronto-Dominion, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. Toronto-Dominion is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Group”). As of June 30, 2016, the TD Bank Group had over $270 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of June 30, 2016, had total assets under management of approximately $28 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Fund, or by the Board. The Investment Management Agreement may be terminated as to any Fund at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Fund.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Fund in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Funds under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

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A discussion of the basis for the Board’s approval of the Investment Management Agreement is available in the Funds’ semi-annual shareholder report for the fiscal period ended April 30, 2016.

For the investment management services furnished to each Fund, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Fund, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Fund over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Fund’s operating expenses in an effort to maintain certain net yields for the Fund. Accordingly, fee waivers and expense reimbursements by the Investment Manager or its affiliates will increase each Fund’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time.

The Investment Manager has voluntarily agreed to reduce Fund and Class expenses of the Institutional U.S. Government Fund and Institutional Treasury Fund (by paying certain expenses and/or waiving fees) (in each case, a “Voluntary Waiver”) so that the annualized ratio of total operating expenses will not exceed 0.20% for the Institutional Class of the Institutional U.S. Government Fund, 0.45% for the Institutional Service Class of each Fund and 0.85% for the Commercial Class of the Institutional U.S. Government Fund and 0.95% for the Commercial Class of the Institutional Treasury Fund (each an “Expense Cap”). Any amount waived or paid by the Investment Manager pursuant to a Voluntary Waiver (a “Waived Amount”) shall be repaid to the Investment Manager by the respective Class within two years following the end of the fiscal year during which the Investment Manager waived or reimbursed such Waived Amount. A Class shall not repay any Waived Amount to the Investment Manager if such payment shall cause such Class’ total operating expenses (on an annualized basis) to exceed the Expense Cap applicable to such Class at the time the relevant Waived Amount was waived or reimbursed by the Investment Manager. No Waived Amount shall be repaid to the Investment Manager more than two years after the end of the fiscal year during which such Waived Amount was waived or reimbursed. Unless specified otherwise, any expense restrictions are voluntary and may be reduced or eliminated at any time.

The following table shows the dollar amount of investment management fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived*
Institutional U.S. Government Fund
Year ended October 31, 2015	$968,802	$673,509
Year ended October 31, 2014	$1,028,810	$954,400
Year ended October 31, 2013	$947,307	$615,155
Institutional Treasury Fund
Year ended October 31, 2015	$605,560	$601,197
Year ended October 31, 2014	$526,722	$702,175
Year ended October 31, 2013	$476,514	$519,181

*	The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Administration

Pursuant to an Amended and Restated Administration Agreement (the “Administration Agreement”) with the Company, TDAM USA Inc. (the “Administrator”), as administrator to the Funds, provides administrative services to each of the Funds. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the Securities and Exchange Commission (“SEC”) and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator,

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the Administrator receives no compensation from the Funds. The Funds did not pay the Administrator any administration fees during the fiscal years ended October 31, 2013, 2014 and 2015, respectively.

The Administrator has entered into a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the foregoing administrative services for the Company (the “Sub-administration Agreement”). Under this Sub-administration Agreement, the Administrator pays Citi’s fees for providing such services. In addition, the Administrator may enter into sub-administration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Fund or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of the Board, or by a majority of the outstanding voting securities of such Fund. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is SEI Investments Distribution Co. (“SIDCO” or the “Distributor”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Pursuant to a distribution agreement between the Company and SIDCO (the “Distribution Agreement”), SIDCO has the exclusive right to distribute shares of the Company. SIDCO has entered and may in the future enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. The Institutional U.S. Government Fund-Institutional and Institutional Service Classes and Institutional Service Class of the Institutional Treasury Fund do not have a distribution plan pursuant to Rule 12b-1 under the Investment Company Act that permits the payment of fees to the Distributor for its services provided under the Distribution Agreement, pursuant to a Reimbursement Agreement between the Investment Manager and the Distributor, the Investment Manager has agreed to pay the Distributor a fee of $25,000 for such services.

The Board has adopted a distribution plan under Rule 12b-1 of the Investment Company Act (“12b-1 Plan”) with respect to the Commercial Classes of each of the Funds. The 12b-1 Plan permits the Commercial Class of the Institutional U.S. Government Fund to pay from its assets distribution fees at a rate not to exceed 0.40% of its annual average daily net assets, and the Commercial Class of the Institutional Treasury Fund to pay from its assets distribution fees not to exceed 0.50% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Distributor has entered into Rule 12b-1 Agreements with each of TD Bank, N.A. (“TD Bank”) and TD Ameritrade Inc., each an affiliate of the Investment Manager, pursuant to which the Commercial Class of the Institutional U.S. Government Fund pays from its assets 12b-1 Fees at a rate of 0.40% of its annual average daily net assets and the Commercial Class of the Institutional Treasury Fund pays from its assets 12b-1 Fees at a rate of 0.50% of its annual average daily net assets.

The 12b-1 Plan also provides that TDAM or any successor investment adviser or administrator (collectively, “Successor”) may make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement to such broker-dealers or other persons who, in TDAM’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Commercial Class under the 12b-1 Plan as described above.

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Quarterly in each year that the 12b-1 Plan remains in effect, the Board will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Commercial Class, or (ii) 67% or more of the shares of the Commercial Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Commercial Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to the Commercial Class by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of the Commercial Class. The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement.

Each Fund or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Fund may be by vote of a majority of the Independent Directors, or by a majority of the outstanding voting securities of such Fund. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

For the fiscal year ended October 31, 2015, the Funds paid the following amounts pursuant to the 12b-1 Plan:

	Fee Paid	Fee Waived*
Institutional U.S. Government Fund — Commercial Class	$1,133,806	$1,133,806
Institutional Treasury Fund — Commercial Class	$2,084,313	$2,084,313

*	The Investment Manager may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Shareholder Servicing

The Board has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to the Institutional Service Class of each Fund and the Commercial Class of each of the Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to which each such Class of each Fund may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to the Institutional Service Class and Commercial Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board, provided that the annual rate may not exceed 0.25% of the average daily net assets of the Institutional Service Class of each Fund and the Commercial Class of each of the Institutional U.S. Government Fund and Institutional Treasury Fund. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services, including responding to shareholder inquiries and requests for information, and providing such other similar services as may be agreed.

The Servicing Plan was approved by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to the Institutional Service Class of each Fund or the Commercial Class of each of the Institutional U.S. Government Fund or Institutional Treasury Fund by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Institutional Service Class of each Fund and TD Bank, N.A., an affiliate of the Investment Manager, TD Bank, N.A. has agreed to provide shareholder services to the Institutional Service Class of each Fund pursuant to the Servicing Plan. The Company or the Investment

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Manager may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of the Commercial Class of the Institutional U.S. Government Fund and Institutional Treasury Fund, and TD Ameritrade Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, TD Ameritrade has agreed to provide shareholder services to its clients that are shareholders of the Commercial Class of each of the Institutional U.S. Government Fund and Institutional Treasury Fund pursuant to the Shareholder Servicing Plan. The shares of such shareholders are subject to a fee (as a percentage of average net assets) of 0.25% payable to TD Ameritrade under the Shareholder Services Agreement.

The Investment Manager has entered into a Services Agreement with TD Bank N.A., pursuant to which TD Bank, N.A. has agreed to provide certain recordkeeping and other shareholder services for its clients who hold shares of the Funds. TD Bank, N.A. receives a fee from the Investment Manager for providing these services.

The following table shows the dollar amount of shareholder servicing fees earned with respect to the Funds, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee	Fee Waived*
Institutional U.S. Government Fund — Institutional Service Class
Year ended October 31, 2015	$1,381,911	$1,381,911
Year ended October 31, 2014	$1,416,695	$1,416,695
Year ended October 31, 2013	$1,201,372	$1,195,713
Institutional U.S. Government Fund — Commercial Class
Year ended October 31, 2015	$708,627	$708,627
Year ended October 31, 2014	$759,658	$759,658
Year ended October 31, 2013	$716,044	$712,616
Institutional Treasury Fund — Institutional Service Class
Year ended October 31, 2015	$471,755	$471,755
Year ended October 31, 2014	$310,609	$310,609
Year ended October 31, 2013	$292,088	$292,061
Institutional Treasury Fund — Commercial Class
Year ended October 31, 2015	$1,042,156	$1,042,156
Year ended October 31, 2014	$1,006,206	$1,006,206
Year ended October 31, 2013	$899,207	$899,071

*	The shareholder servicing fees may be waived and/or expenses reimbursed to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Investment Manager.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company or the Investment Manager in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Transfer Agent and Custodian

FIS Investor Services LLC (formerly, SunGard Investor Services LLC) (the “Transfer Agent”), 4249 Easton Way — Suite 400, Columbus, OH 42319, serves as transfer agent for each Fund. For the services provided under the Transfer Agency Agreement, which include furnishing periodic statements to shareholders and confirmations of purchases and sales, processing shareholder purchase and redemption orders, maintaining shareholder records, sending tax withholding reports to the Internal Revenue Service and providing anti-money laundering services. The Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.01% of the average daily net assets of the Funds.

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The Transfer Agent is permitted, with prior written consent of the Company or a Fund, to delegate some or all of its obligations under this Agreement to one or more third parties that, after reasonable inquiry, the Transfer Agent deems to be competent to assume such obligation. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Funds or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York Mellon (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Fund’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Fund, and pays expenses of the Fund.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Funds generally do not invest in voting securities, the Board has delegated proxy voting responsibility to the Investment Manager and approved the Investment Manager’s proxy voting policies and procedures (the “Proxy Voting Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Funds and the Investment Manager, acting on behalf of the Funds, have not voted any proxies.

The objective of the Proxy Voting Policy is to ensure that proxies are voted in the best interests of each Fund. Pursuant to the Proxy Voting Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Fund. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Fund (e.g., where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Proxy Voting Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors. The board of directors is responsible for supervising management. The board of directors reports to shareholders. The board of directors should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated. Minority shareholders should not be treated differently from controlling shareholders. All shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; (c) all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; and (d) the proxy vote is an important asset of a shareholder. Ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns. Fiduciaries are obliged to exercise their ownership rights in order to optimize the long-term value of their investments.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Proxy Voting Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services (“ISS”) to vote proxies in accordance with the Proxy Voting Policy.

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1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.
Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized Green Mail.
Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.
Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.
Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.
Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable. Board Committee meetings for two consecutive years should generally be opposed.
Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.
Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.
Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors.
Auditors	Auditors are generally expected to be reputable with routine rotation.
Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.
Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.
Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

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Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.
Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interests of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value after consultation with the appropriate business unit.
Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”
Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.
Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.
Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.
Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

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Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should be required to consider all bids that meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.
Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.
Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.
Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.
Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.
Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.
Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

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Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed.
Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; and (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.
Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options or options granted on a change of control of the corporation.
Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.
Option/Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.
Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.
Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Fund. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

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Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.
Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.
Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes — whether management bundling the proposal with other changes that are negative; (b) method of distribution — whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off.

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, where a proposal seeks to alter or constrict the responsibility of directors to supervise management, or to mandate considerations which the directors or management must take into account in making business decisions, the Investment Manager will oppose the proposal unless management is in favor of it.
Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.
Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.
Shareholder Proposals Regarding Environmental, Social or Ethical Issues	The Investment Manager is of the view that directors and management of a company are in a good position to consider whether the environmental, social or ethical issues raised in a proposal present material risks, liabilities and/or opportunities in the context of the company’s business. If, after considering all relevant factors, TDAM concludes that adopting a proposal will produce a net financial benefit for its clients, the Investment Manager will support the proposal.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).
Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Fund and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Proxy Voting Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of ISS to vote proxies generally in accordance with the Proxy Voting Policy. A proxy voting committee composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting

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process generally. In the event ISS has identified a conflict of interest or is unable to furnish a reasonable recommendation based on the Proxy Voting Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Fund pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws. In addition, each Fund pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Funds or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or Class are charged to that Fund or Class.

Codes of Ethics

The Company, the Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. The Investment Manager and the Distributor each has adopted a code of ethics pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 with respect to certain of its personnel. These codes are designed to protect the interests of Fund shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Funds, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Fund is determined, the Institutional U.S. Government Fund and the Institutional Treasury Fund’s net investment income will be declared at 4:00 p.m. (Eastern Time) as a daily dividend to shareholders of record. Shareholders will begin earning dividends on the business day that an order and payment are received by the Fund.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Fund are accrued each day.

Because each Fund’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Fund will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Funds will not qualify for the long-term capital gains tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board, to maintain each Fund’s NAV at $1.00 per share.

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Dividends and other distributions by a Portfolio are generally treated under the Internal Revenue Code of 1986, as amended (the “Code”) as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Capital Gain Distributions

If a Fund realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Fund generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, reported as capital gain dividends are taxable as long-term capital gains (at the rate of 15% for individuals and other noncorporate shareholders with annual incomes of less than approximately $400,000 ($450,000 if married filing jointly), amounts adjusted annually for inflation, 20% for those with incomes above such levels that is long-term capital gain, and 0% for those with incomes below certain levels), regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Fund will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

However, any dividends that are properly reported as exempt interest dividends will not be subject to regular federal income tax.

Tax Status of the Funds

Each Fund is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to timely distribute all of its investment company taxable income (as defined below), net tax-exempt income and capital gain net income, if any, to shareholders. Accordingly, it is not anticipated that any Fund will be liable for federal income or excise taxes. Qualification as a regulated investment company (“RIC”) does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting stock of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

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The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Funds anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the Institutional U.S. Government Fund are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Cost Basis Reporting of Shareholder Proceeds. The Company (or its administrative agent) reports to the IRS and furnishes to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the prior law requirement to report the gross proceeds from the sale of shares, the Company is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of shares, the Company permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Company will use a default cost basis method of average cost. The cost basis method elected by the shareholder (or the cost basis method applied by default) for each sale of shares may not be changed after the settlement date of each such sale of shares. Shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The prior law requirement to report only the gross proceeds from the sale of shares will continue to apply to all shares acquired through December 31, 2011, and sold on and after that date.

Other Tax Information

Each of the Funds may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Fund to dispose of other assets in order to satisfy such distribution requirements.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment

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capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of October 31, 2015, the following Funds had capital loss carryforwards available to offset future capital gains, if any:

	Short-Term Loss	Expiring October 31,		Total
		2018	2019
TDAM Institutional U.S. Government Fund	6,981	—	20,533	27,514

During the year ended October 31, 2015, the Institutional U.S. Government Fund utilized $298 of capital loss carryforwards to offset capital gains.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then prior to January 31 of the calendar year following the date of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior calendar year.

Each Fund is required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry

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conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on dividends paid, and will be imposed on redemption proceeds paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Fund or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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SHARE PRICE CALCULATION

The Funds are open for business on days when the New York Stock Exchange (“NYSE”) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Funds may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday. Currently, the NYSE is closed on weekends and certain holidays.

The price of a Fund share on any given day is its NAV. Each of the Institutional U.S. Government Fund and the Institutional Treasury Fund calculates its NAV per share each business day as of 4:00 p.m. (Eastern Time). Each Fund’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Fund in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern Time).

Each Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Fund would receive if it sold the instrument.

Valuing a Fund’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Fund must adhere to certain conditions under Rule 2a-7.

The Board oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Fund’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Fund’s NAV per share, which the Board believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; suspending redemptions and payment of redemption proceeds, provided the Board has irrevocably approved the liquidation of the Fund; and such other measures as the Board may deem appropriate.

During periods of declining interest rates, each Fund’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Fund would be able to retain a somewhat higher yield than would result if each Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Funds, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Fund are sold on a continuous basis by the Distributor.

For clients wishing to purchase shares directly from the Funds, there is a combined initial purchase and minimum account balance requirement of $10,000,000 per shareholder household (by address) across the Institutional Class of shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Fund, TDAM Core Bond Fund, TDAM High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch U.S. Large Cap Core Equity Fund, Epoch Global Equity Shareholder Yield Fund, TDAM Global Low Volatility Equity Fund, Epoch Global All Cap Fund, TDAM Target Return Fund, Epoch U.S. Small-Mid Cap Equity Fund and TDAM Short-Term Bond Fund. The minimum account balance and initial purchase requirement may be less if you purchase and hold shares through a financial intermediary. Minimum requirements may be imposed or charged at any time. The initial purchase and minimum account balance requirement will not apply to purchases of shares by officers and directors of the Company.

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To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Fund’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Fund’s securities may not occur on days when the Fund is open for business.

If the Board determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Fund’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Fund securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Fund’s portfolio securities could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Fund issues shares of common stock in the Company. The Board may increase the number of authorized shares or create additional series or classes of Company or Fund shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Fund or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Fund or Class. For example, shareholders of a Fund will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Fund. Shareholders of the Funds of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

The Board may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001 with respect to the Funds: 16.5 billion shares of the Institutional U.S. Government Fund with 7 billion shares designated to the Institutional Class, 5 billion shares designated to the Institutional Service Class and 4.5 billion shares designated to the Commercial Class; 10.4 billion shares of the Institutional Treasury Fund with 1.5 billion shares designated to the Institutional Class, 3 billion shares designated to the Institutional Service Class, 1.4 billion shares designated to Class A (Class A is currently not offered) and 4.5 billion shares designated to the Commercial Class. Each share of a Class is entitled to participate pro rata in the dividends and distributions from that Class. The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by

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shareholders, and (ii) if, as a result of a vacancy in the Board, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’s outstanding shares as of July 21, 2016.

Fund/Class	Shares	% of Class
TDAM Institutional U.S. Government Fund — Institutional Class Fairview Extended Care Project Fund Attn: Michele Carusotto PO Box 2489 Pittsfield, MA 01202	6,825,084.500	6.58%
TDAM Institutional U.S. Government Fund — Institutional Service Class Joel Greenberg 2009 TRUST 11* Bala Cynwyd, PA 19004	144,136,148.10	25.90%
TDAM Institutional U.S. Government Fund — Commercial Class Senior Health Partners 100 Church Street, 18th Floor New York, N.Y. 10007	42,664,015.47	19.24%
Healthfirst Health Plan Inc 100 Church Street, 18th Floor New York, N.Y. 10007	38,229,886.70	17.24%
Healthfirst PHSP Inc 100 Church Street, 18th Floor New York, N.Y. 10007	27,690,509.19	12.49%
HF Management Services LLC 100 Church Street, 18th Floor New York, N.Y. 10007	25,579,804.05	11.54%
Healthfirst Health Plan of New Jersey 100 Church Street, 18th Floor New York, N.Y. 10007	20,279,000.00	9.15%
Lawrence Kadish Old Westbury, N.Y. 11568	15,746,319.37	7.10%
TDAM Institutional Treasury Obligations Money Market Fund — Institutional Service Class ECI Services of Maine Attn: Bank Recon Dept. 1929 Allen Parkway Houston, TX 77019	23,702,776.06	12.60%
Prince George’s County Public School 14201 School Lane, Rm 113 Upper Marlboro, MD 20772	13,334,625.80	7.09%
Cellcom Telecommunications Limited 8619 Westwood Center Drive Suite 300 Vienna, VA 22182	9,676,405.31	5.14%

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Fund/Class	Shares	% of Class
TDAM Institutional Treasury Obligations Money Market Fund — Commercial Class Worcester Polytechnic Institute 100 Institute Road Worcester, MA 01609-2280	81,803,701.33	15.14%
HealthFirst PHSP Inc. 100 Church Street, 18th Floor New York, NY 10007	49,685,450.19	9.19%
North Hudson Sewerage Authority ATTN: Fredric Pocci 1600 Adams Street Hoboken, NJ 07030	44,519,609.08	8.24%
Legal Services Corporation 3333 K Street NW, 3rd Floor Washington, DC 20007	38,386,000.00	7.10%
Western World Insurance Company 300 Kimball Dr Ste 500 Parsippany, NJ 07054	29,685,899.16	5.49%
School District of Greenville County Attn: Maxine Horne Facilities Dept 2 Space Drive Taylors, SC 29687-2710	27,479,918.65	5.09%

*	Shareholders owning 25% or more of the outstanding shares of a Fund may be able to greatly affect or determine the outcome of a shareholder vote.

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ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S SHORT TERM RATINGS

A-1 An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE SHORT TERM RATINGS

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

FITCH SHORT TERM RATINGS

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

DBRS SHORT TERM RATINGS

R-1 (high) Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle) Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low) Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

STANDARD & POOR’S LONG TERM ISSUER RATINGS

AAA. An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.

AA. An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A. An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB. An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

MOODY’S INVESTORS SERVICE LONG TERM RATINGS

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

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A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

FITCH LONG TERM RATINGS

AAA. Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB. Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

DBRS LONG TERM RATINGS

AAA. Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA. Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A. Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB. Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

S&P MUNICIPAL NOTES RATINGS

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in 3 years or less will likely receive a note rating. Notes with an original maturity of more than 3 years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay and interest.

MOODY’S MUNICIPAL NOTES RATINGS

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

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The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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